UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                Investment Company Act file number   811-05159
                                                  ---------------

                               RS Investment Trust
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                388 Market Street
                             San Francisco, CA 94111
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Terry R. Otton
                               c/o RS Investments
                                388 Market Street
                             San Francisco, CA 94111
          ------------------------------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 800-766-3863
                                                           -------------


                      Date of fiscal year end: December 31
                                              ------------

                     Date of reporting period: June 30, 2006
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


The Report to Shareholders is attached herewith.


RS INVESTMENT TRUST 2006 SEMIANNUAL REPORT

                               [GRAPHIC OMITTED]

RS INVESTMENT TRUST
2006 SEMIANNUAL REPORT

GROWTH

RS DIVERSIFIED GROWTH FUND
RS EMERGING GROWTH FUND
RS GROWTH FUND
THE INFORMATION AGE FUND(R)
RS INTERNET AGE FUND(R)
RS MIDCAP OPPORTUNITIES FUND
RS SMALLER COMPANY GROWTH FUND

VALUE

RS GLOBAL NATURAL RESOURCES FUND
RS INVESTORS FUND
RS PARTNERS FUND
RS VALUE FUND

                                                                RS | INVESTMENTS

RS FUNDS
PHONE: 1-800-766-FUND (3863)
WEB: WWW.RSINVESTMENTS.COM
E-MAIL: FUNDS@RSINVESTMENTS.COM

24-HOUR ACCOUNT ACCESS
PHONE: 1-800-624-8025
WEB: ENTER MY ACCOUNT ON THE RS INVESTMENTS WEB SITE

PERFORMANCE UPDATE
As of 6/30/06

                                                                                                                       Annualized
                                                            Year-to-   1-Year       3-Year       5-Year      10-Year       Return
                                       Ticker   Inception       Date    Total   Annualized   Annualized   Annualized        Since
RS GROWTH FUNDS                        Symbol        Date     Return   Return       Return       Return       Return    Inception
RS Diversified Growth Fund              RSDGX      8/1/96      0.49%    5.06%        9.08%       -1.42%           --       13.00%

RS Emerging Growth Fund                 RSEGX    11/30/87      3.04%    9.06%       13.53%       -1.45%        9.86%       15.51%

RS Growth Fund                          RSGRX     5/12/92      0.76%   11.69%       14.87%        3.95%        7.07%       11.46%

The Information Age Fund(R)             RSIFX    11/15/95     -4.46%    4.20%       12.06%        0.77%        8.13%        8.33%

RS Internet Age Fund(R)                 RIAFX     12/1/99     -8.38%    5.65%       13.99%        3.66%           --       -5.05%

RS MidCap Opportunities Fund            RSMOX     7/12/95      4.87%   15.52%       16.53%        4.49%        9.76%       11.75%

RS Smaller Company Growth Fund          RSSGX     8/15/96      0.99%    8.77%       17.90%        5.23%           --       12.07%

RS VALUE FUNDS

RS Global Natural Resources Fund        RSNRX    11/15/95     10.54%   42.46%       37.80%       26.74%       13.11%       14.53%

RS Investors Fund                       RSINX    11/15/05      1.72%      --           --           --           --         6.20% 1

RS Partners Fund 2                      RSPFX     7/12/95      4.97%   12.98%       26.02%       20.09%       14.47%       16.35%

RS Value Fund                           RSVAX     6/30/93      4.11%   10.68%       25.93%       17.59%        5.83%        8.32%

1 RS INVESTORS FUND'S "since inception" return is not annualized and represents cumulative total return. (Inception date: 11/15/05.)

2 RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 42 of the Prospectus.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

      THIS REPORT MAY BE USED ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND
      EXPENSES OF THE RS FUNDS BEFORE MAKING AN INVESTMENT DECISION. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION - PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY. EXCEPT AS NOTED, NUMBERS ARE UNAUDITED.

      PFPC Distributors, Inc. distributor, 760 Moore Road, King of Prussia, PA 19406

TABLE OF CONTENTS

RS INVESTMENTS OVERVIEW

  HIGHLIGHTS ..................................................     2
  CEO LETTER ..................................................     4
  PORTFOLIO MANAGER BIOGRAPHIES ...............................     6

RS GROWTH FUNDS

  RS DIVERSIFIED GROWTH FUND ..................................     9
  RS EMERGING GROWTH FUND .....................................    15
  RS GROWTH FUND ..............................................    21
  THE INFORMATION AGE FUND(R) .................................    27
  RS INTERNET AGE FUND(R) .....................................    33
  RS MIDCAP OPPORTUNITIES FUND ................................    39
  RS SMALLER COMPANY GROWTH FUND ..............................    45

RS VALUE FUNDS

  RS GLOBAL NATURAL RESOURCES FUND ............................    51
  RS INVESTORS FUND ...........................................    59
  RS PARTNERS FUND + ..........................................    67
  RS VALUE FUND ...............................................    77

UNDERSTANDING YOUR FUND'S EXPENSES ............................    86

FINANCIAL INFORMATION

  SCHEDULES OF INVESTMENTS ....................................    88
  STATEMENT OF ASSETS AND LIABILITIES .........................   108
  STATEMENT OF OPERATIONS .....................................   110
  STATEMENT OF CHANGES IN NET ASSETS ..........................   112
  FINANCIAL HIGHLIGHTS ........................................   116
  NOTES TO FINANCIAL STATEMENTS ...............................   120
  SUPPLEMENTAL INFORMATION ....................................   128

ADMINISTRATION ................................................   136

RS INVESTMENTS' SENIOR MANAGEMENT BIOGRAPHIES .................   137

INVESTING WITH RS .............................................   140

      This Semiannual Report to Shareholders contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise.

+ RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 42 of the Prospectus.

HIGHLIGHTS

                               [GRAPHIC OMITTED]

RS FUNDS RECEIVE FOUR- AND FIVE-STAR OVERALL MORNINGSTAR RATINGS(TM) 1 The RS Funds noted in the chart below received Overall Morningstar Ratings(TM) of four or five stars from Morningstar, a proprietary research firm, as of June 30, 2006. Ratings are based on risk-adjusted returns. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

FOUR- AND FIVE-STAR OVERALL MORNINGSTAR RATINGS(TM)
As of 6/30/06

RS Fund                                           Overall Morningstar Rating(TM)

RS PARTNERS FUND                                                          *****
  (out of 463 small blend funds)

RS GLOBAL NATURAL RESOURCES FUND                                           ****
  (out of 96 specialty-natural resources funds)

RS GROWTH FUND                                                             ****
  (out of 1,361 large growth funds)

RS INTERNET AGE FUND(R)                                                    ****
  (out of 282 specialty-technology funds)

RS MIDCAP OPPORTUNITIES FUND                                               ****
  (out of 823 mid-cap growth funds)

                               [GRAPHIC OMITTED]

TOP DECILE AND QUARTILE RS FUNDS 2 The following RS Funds were ranked in the top decile or quartile of their peer groups by Lipper for the three- and five-year periods ended June 30, 2006. Rankings are based on total return.

THREE-YEAR RANKINGS
As of 6/30/06
                                                    Top Decile     Top Quartile
RS Fund

RS PARTNERS FUND                                             X
  (number 16 out of 508 funds in the
  small-cap core funds category)
  It also ranked number 341 out of 640 funds for the one-year period and 14 out of 103 funds for the 10-year period.

RS VALUE FUND                                                X
  (number 7 out of 215 funds in the
  mid-cap value funds category)
  It also ranked number 161 out of 264 funds for the one-year period and 51 out of 52 funds for the 10-year period.

RS GROWTH FUND                                                                 X
  (number 69 out of 355 funds in the
  multi-cap growth funds category)
  It also ranked number 160 out of 414
  funds for the one-year period and 38
  out of 97 funds for the 10-year
  period.

RS INTERNET AGE FUND(R)                                                        X
  (number 44 out of 257 funds in the
  science and technology funds category)
  It also ranked number 199 out of 287
  funds for the one-year period.

RS SMALLER COMPANY GROWTH FUND                                                 X
  (number 92 out of 454 funds in the
  small-cap growth funds category)
  It also ranked number 410 out of 533
  funds for the one-year period and 111
  out of 360 funds for the five-year
  period.


2 | CALL 1-800-766-FUND

                               [GRAPHIC OMITTED]

TOP DECILE AND QUARTILE RS FUNDS 2         (Continued)

FIVE-YEAR RANKINGS
As of 6/30/06
                                                    Top Decile      Top Quartile
RS Fund

RS INTERNET AGE FUND(R)                                      X
  (number 14 out of 222 funds in the
  science and technology funds category)

RS PARTNERS FUND                                             X
  (number 3 out of 391 funds in the
  small-cap core funds category)

RS VALUE FUND                                                X
  (number 6 out of 142 funds in the
  mid-cap value funds category)

RS GLOBAL NATURAL RESOURCES FUND                                               X
  (number 10 out of 69 funds in the
  natural resources funds category)
  It also ranked number 41 out of 101 funds for the one-year period and 20 out of 29 funds for the 10-year period.

RS GROWTH FUND                                                                 X
  (number 62 out of 284 funds in the
  multi-cap growth funds category)
  It also ranked number 160 out of 414
  funds for the one-year period and 38
  out of 97 for the 10-year period.

THE INFORMATION AGE FUND(R)                                                    X
  (number 30 out of 222 funds in the
  science and technology funds category)
  It also ranked number 228 out of 287
  funds for the one-year period and 12
  out of 31 for the 10-year period.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1 (C) 2006 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

      For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
      Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

      RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the following time periods: 463 funds in the last three years, 357 funds in the last five years, and 95 funds in the last 10 years. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 5 stars for the three- and five-year periods, and 4 stars for the 10-year period, respectively. RS Global Natural Resources Fund was rated against the following numbers of U.S.-domiciled Specialty - Natural Resources funds over the following time periods: 96 funds in the last three years, 83 funds in the last five years, and 38 in the last 10 years. With respect to these Specialty - Natural Resources funds, RS Global Natural Resources Fund received a Morningstar Rating of 4 stars, 5 stars, and 3 stars for the three-, five-, and 10-year periods, respectively. RS Growth Fund was rated against the following numbers of U.S.-domiciled Large Growth funds over the following time periods: 1,361 funds in the last three years, 1,081 funds in the last five years, and 402 funds in the last 10 years. With respect to these Large Growth funds, RS Growth Fund received a Morningstar Rating of 5 stars, 4 stars, and 3 stars for the three-, five-, and 10-year periods, respectively. RS Internet Age Fund(R) was rated against the following numbers of U.S.-domiciled Specialty-Technology funds over the following time periods: 282 funds in the last three years and 243 funds in the last five years. With respect to these Specialty-Technology funds, RS Internet Age Fund(R) received a
      Morningstar Rating of 4 stars for the three- and five-year periods, respectively. RS MidCap Opportunities Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the following time periods: 823 funds in the last three years, 642 funds in the last five years, and 231 funds in the last 10 years. With respect to these Mid-Cap Growth funds, RS MidCap Opportunities Fund received a Morningstar Rating of 4 stars, 3 stars, and 4 stars for the three-, five-, and 10-year periods, respectively. Past performance is no guarantee of future results.

2 (C) 2006 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company ("Lipper Content"). All such information is protected by copyright: (C) 2006 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com.

      Market volatility can affect short-term performance.  Favorable ratings do
      not    necessarily    indicate    positive    returns.     Please    visit
      www.RSinvestments.com for more information on the RS Funds.

                                                       WWW.RSINVESTMENTS.COM | 3

CEO LETTER

[PHOTO OMITTED]

TERRY R. OTTON
CEO, RS INVESTMENTS

Dear Fellow Shareholders,

I am pleased to share with you that as of May 17, 2006, we have entered into an agreement pursuant to which The Guardian Life Insurance Company of America (Guardian) will take a 65% ownership position in RS Investments. The remaining 35% ownership stake will remain with investment professionals and business managers of RS Investments.

The transaction is subject to approval by the board and the shareholders of the RS Funds as well as by regulators. Once the transaction is approved, RS Investments will operate as an independent subsidiary of Guardian under my leadership team. The firm will maintain its current operations and continue to serve all of its investors and clients, and there will be no changes to the RS portfolio management teams. We plan to integrate all Guardian-sponsored funds into the RS Funds family later this year, subject to approval of the boards of trustees of both fund families and the shareholders of the Guardian-sponsored funds.

There are many benefits that prompted us to enter into this relationship at this time, and I would like to share some of them with you. First, we believe that the transaction will bring together the complementary advantages enjoyed by each of RS Investments and Guardian Investor Services LLC (GIS), Guardian's indirect wholly-owned subsidiary which serves as the investment adviser to the Guardian-sponsored funds. With GIS's focus on core equity and fixed-income products and RS Investments' expertise in growth and value products, a combined mutual fund family will include a more diversified range of funds than either company currently offers.

In addition, like many employee-owned firms, RS Investments faced the challenge of continuing ownership across generations. Looking strategically at our business over the past 18 months, we realized that we needed to find a way to perpetuate what the founding partners started more than 20 years ago: We wanted to create a structure that would allow our investment professionals to retain a meaningful stake in the business, attract new investment talent, and establish a means for generational transfer. We believe that this structure will provide the means to perpetuate our culture and ensure that our investment processes remain consistent and dependable.

Further, as the compliance and regulatory environment in this industry continues to expand and grow more complicated, we believe that there is merit in having deeper resources behind us. We think that these resources can provide valuable stability to our organization, particularly to the investment process.

Finally, our relationship with Guardian will give us access to services, distribution, and operational resources that we think can improve efficiencies and deliver a better service experience for our clients and investors. We anticipate the official closing of this transaction to be in late August.


4 | CALL 1-800-766-FUND

Everyone at RS Investments has a high degree of confidence that this partnership will result in a strong, enduring firm that will continue to be driven by a culture of investment excellence. I want to assure you that we are absolutely committed to continuing to improve our firm and to meeting and exceeding your expectations in managing your, or your client's, capital.

Moving on to a semiannual update of the RS Funds, performance continues to stay on track with strong industry rankings. At the end of the second quarter, half of our eligible Funds* had a 4- or 5-Star Overall Morningstar Rating(TM) 1. Six of our Funds* were ranked in Lipper's 1 top decile or quartile for the five-year period ended June 30, 2006 (with five of our Funds ranked in this same category for the three-year period).

We have had some notable press year to date: John Wallace, portfolio manager of the RS Growth Fund and the RS MidCap Opportunities Fund, was profiled in FINANCIAL ADVISOR this past January; BARRON'S featured co-portfolio manager Allison Thacker's insights on burgeoning Chinese tech companies after she returned from China in April; and Bill Wolfenden, portfolio manager of the RS Smaller Company Growth Fund, and MacKenzie Davis, co-portfolio manager of the RS Global Natural Resources Fund, were interviewed on CNBC's CLOSING BELL segment in May and April, respectively.

Finally, I am pleased to announce recent analyst hires on the Value Team -- Ernst Schleimer and Andy Henderson -- and the arrival of our new chief financial officer, Jim Klescewski. We are delighted to have them on board.

Thank you as always for entrusting us with your investments.

Sincerely,

/s/ Terry R. Otton

Terry R. Otton
Chief Executive Officer
totton@rsinvestments.com

----------
1     See previous page for ratings information.

* Only 10 of our 11 Funds were eligible for this time period. The RS Investors Fund commenced operations on November 15, 2005, and will not be eligible for inclusion until it has established a longer track record.

                                                       WWW.RSINVESTMENTS.COM | 5

PORTFOLIO MANAGER BIOGRAPHIES

                                [PHOTOS OMITTED]

OUR PEOPLE AT RS INVESTMENTS WE BELIEVE THAT OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF HIGH-QUALITY INDIVIDUALS WITH EXTENSIVE INVESTMENT EXPERIENCE, EXCEPTIONAL EDUCATIONAL BACKGROUNDS, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

STEVE BISHOP has been co-portfolio manager of the RS Internet Age Fund(R) since February 2001 and of The Information Age Fund(R) since July 2001. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

JIM CALLINAN has managed the RS Emerging Growth Fund since 1996. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

JOHN SEABERN is the portfolio manager of the RS Diversified Growth Fund and has served on the Fund's management team since its inception (and as co-portfolio manager from October 1997 through April 2005). Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hurst Capital Management for two years. Mr. Seabern holds a B.S. degree in finance from the University of Colorado, and is a Chartered Financial Analyst.


6 | CALL 1-800-766-FUND

                                [PHOTOS OMITTED]

FROM LEFT TO RIGHT:
GROWTH GROUP
STEVE BISHOP
JIM CALLINAN
JOHN SEABERN
ALLISON THACKER
JOHN WALLACE
BILL WOLFENDEN

ALLISON THACKER has been a co-portfolio manager of the RS Internet Age Fund(R) and The Information Age Fund(R) since April 2003. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

JOHN WALLACE has managed the RS MidCap Opportunities Fund since its inception and the RS Growth Fund since July 2001. Mr.Wallace was also the co-portfolio manager of the RS Diversified Growth Fund from August 1996 through April 2005. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed the Oppenheimer Main Street Income and Growth Fund for five years. Mr.Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

BILL WOLFENDEN has managed the RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr.Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

                                                       WWW.RSINVESTMENTS.COM | 7

                                [PHOTOS OMITTED]

FROM LEFT TO RIGHT:
VALUE GROUP
MACKENZIE DAVIS
DAVID KELLEY
ANDREW PILARA
JOE WOLF

MACKENZIE DAVIS has been a co-portfolio manager of the RS Global Natural Resources Fund since January 2005. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

DAVID KELLEY has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

ANDREW PILARA has managed the RS Partners Fund, the RS Global Natural Resources Fund, and the RS Investors Fund since their inceptions. Mr. Pilara has been responsible for the management of the RS Value Fund since January 2001 and has been a member of that Fund's management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.

JOE WOLF has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr.Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr.Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.
--------------------------------------------------------------------------------
The Statement of Additional Information provides further information about the Portfolio Managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our web site at WWW.RSINVESTMENTS.COM.


8 | CALL 1-800-766-FUND

                           RS DIVERSIFIED GROWTH FUND

                     FOCUSING ON SMALL-CAP GROWTH COMPANIES

                                 [PHOTO OMITTED]

                                  JOHN SEABERN
                                Portfolio Manager
                               For bio see page 6

RS DIVERSIFIED GROWTH FUND

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY THE RS DIVERSIFIED GROWTH FUND IS AN ACTIVELY MANAGED PORTFOLIO THAT SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRINCIPALLY IN SMALL-CAP GROWTH STOCKS. OUR FUNDAMENTAL RESEARCH IS COMBINED WITH TREND ANALYSIS AND STRICT VALUATION CRITERIA TO IDENTIFY INVESTMENT OPPORTUNITIES WITH ACCEPTABLE RISK/REWARD PROFILES.

INVESTMENT PROCESS Our fundamental bottom-up approach is focused on companies that we believe have superior business model dynamics combined with trend analysis and strict valuation criteria. Our ideal investment is a company with sustainable (three to five years) earnings and cash flow growth above 20%, a high degree of revenue visibility, significant unrecognized operating leverage, and a healthy balance sheet to fund future growth initiatives. We invest alongside managers who are significant stakeholders themselves, with track records of being excellent stewards of shareholder capital. Our formula for long-term success also includes a disciplined approach to risk management: We seek to minimize losses quickly, we monitor industry diversification closely, and we seek to manage position sizes to achieve optimal risk-adjusted returns.

PERFORMANCE Following a quarter of strong market performance and robust economic growth, the second quarter marked the first period since the cyclical bull market began in 2003 in which major equity indexes corrected over 10%. Fears over escalating inflation and continued monetary tightening have caused many investors to focus on the impending economic slowdown. Long-duration equities, especially fast-growing small-cap companies, declined aggressively as investors looked to reduce volatility and focus on short-term and defensive strategies. This resulted in the RS Diversified Growth Fund's decline in the second quarter of 7.62% compared with a loss of 7.25% for the Fund's benchmark, the Russell 2000(R) Growth Index 4. Year-to-date returns for the Fund and its benchmark were 0.49% and 6.07%, respectively. We recognize that rising discount rates are a negative factor for our investments, but we also think that the myopic focus on short-term prospects combined with a reduction in embedded growth expectations has created many attractive long-term investment opportunities.

PORTFOLIO REVIEW Second-quarter performance felt the positive impact of good stock selection in producer durables, which added about 50 basis points of alpha. InterDigital Communications (1.01% of assets as of 6/30/06) was a big winner for us, up 42% during the quarter. InterDigital has developed an extensive patent portfolio of 2G and 3G cellular and 802.11 wireless technologies that many leading original equipment manufacturers (OEMs) license worldwide. InterDigital recently announced major licensing deals with some of the largest handset manufacturers in the world - LG Electronics (0.00%) and Nokia (0.00%) -- which materially changed the company's competitive positioning in the rapidly emerging 3G wireless network rollout. We believe that InterDigital will collect royalties of $1 to $2 per 3G handset, which potentially may double its revenues in the next two to three years while generating significant cash flow. We still like the long-term prospects for the company, but we've recently reduced our


10 | CALL 1-800-766-FUND
position as the stock approached our short-term price objective.

A stock that didn't perform well for us in the producer durables sector was Champion Enterprises (0.00%), which declined 38% during the quarter. Champion is one of the largest producers of manufactured housing, an industry that has recently emerged from a five- to six-year downturn. We invested in Champion because we believed it had completed a successful restructuring, which has yielded significant operating leverage and we felt that it was positioned to benefit from the residential home rebuilding efforts in the Gulf Coast region. We were forced to cut our losses due to our strict risk management process but will continue to monitor Champion as a potential future investment.

Another sector that had positive attribution during the quarter was the consumer sector due to better stock selection and a slight underweighting relative to the Russell 2000 Growth Index. We have been very selective in our consumer investments, avoiding companies that sell highly discretionary products and services and those focused on lower-income-bracket demographics and instead concentrating on companies with unique franchises that offer high value relative to their product's cost. Nutri/System (1.43%) is a company that offers weight management programs to its members under the Nourish trademark. We believe Nourish is turnkey, healthy, highly effective, and more affordable than both daily food costs for a consumer not on a particular meal plan and competing alternatives. These program attributes result in a high number of referrals and reactivations by former members, which have a material impact on profitability and the company's ability to maintain an extremely capital-efficient business model. With just over 750,000 cumulative members today, we think Nutri/System has barely scratched the surface in penetrating what some experts think could be a 20-million-plus member opportunity.

However, one consumer-related investment that did not perform well during the quarter was Build-A-Bear Workshop (1.23%), which was down 30% due to the company's reports of comparable-store sales (comps) that were slightly below plan and analysts' expectations. As with many high-growth specialty retailers, the investment community is narrowly focused on monthly comp sales to gauge the financial health and the growth prospects of a particular company. Although we acknowledge that comps are important, they don't indicate how profitable the average Build-A-Bear store is today nor what the growth prospects for the concept are. We think more-relevant metrics that speak to the health of the business model are sales per square foot, return on invested capital, and free cash flow. By our calculations, Build-A-Bear generates more than $600 in sales per square foot, over 100% return on invested capital, and generates free cash flow even after opening 25 to 30 new stores each year. We continue to hold our position because we think the company has the potential to double the store base over the next three to five years, launch two new concept stores, and in the process grow earnings and cash flow greater than 25% annually, even if it doesn't grow its comparable-store sales.

Second-quarter performance felt the negative impact of poor stock selection and an overweighting in technology, which was the worst-performing index sector during the quarter, down more than 12% as concerns over a cyclical downturn were compounded by widespread options pricing investigations. M-Systems Flash Disk Pioneers (1.17%), a longtime holding of the Fund, was up 15% during the quarter even

                                                      WWW.RSINVESTMENTS.COM | 11
with the semiconductor segment of the Russell 2000 Growth Index down 17%. M-Systems is a leading producer of NAND flash storage systems, a rapidly growing market that continues to gain traction, due, we believe, to it possibly becoming the memory solution of choice in portable consumer electronic devices such as cellular phones, USB flash drives, game consoles, and MP3 players. M-Systems has built core competencies in embedded software applications such as security, which has enabled the company to receive key design wins with major consumer electronic OEMs. We think the company can continue to grow revenues and earnings above 25% for the foreseeable future even if the overall semi-conductor industry faces a cyclical downturn.

An investment that didn't meet my expectations was Neoware (0.32%), down more than 50% during the quarter as the company announced that it would fall short of meeting its second-quarter revenue forecast. Neoware is the market share leader in thin client terminals, which are devices that many large enterprises are using in place of traditional PCs due to superior security control and lower information technology administration costs. Neoware focuses on adding value through software functionality while its largest competitors try to compete on hardware costs, which we thought would position the company well for the Linux upgrade cycle. While our thesis played out correctly over the past six months, the severity of the revenue shortfall is concerning, and we've since reduced our position.

Performance was also negatively affected by suboptimal stock selection in financial services. The Fund has generated significant alpha from this sector over the past nine months, but as we stated earlier, the severe decline in the financial markets during the quarter caused investors to flee high-growth stocks, especially those tied to the capital markets' activity. Although we don't make macro bets on capital market activity, interest rates, or credit quality, most of our financial services-related investments will have short-term fluctuations that are highly correlated to these variables.

A position that performed well for us during the quarter was Heartland Payment Systems (1.30%), up 13% even though index financials declined roughly 4%. Heartland is the sixth-largest merchant processing company in the United States with approximately 2% of total purchase volume. The company has 125,000 customers today due to its transparent pricing value proposition, and it has a goal of more than 1 million customers over the long term. We like the Heartland business model because of the high recurring revenues, significant operating leverage, and industry-leading volume attrition statistics, which we believe is another sign that its customers see value in the service.

Our worst-performing financial position during the quarter was Online Resources (1.30%), which declined 20% amid fears over a recent acquisition and related near-term integration issues. Online Resources provides outsourced Internet banking and electronic bill pay services for more than 850 small and midsized financial institutions. Online bill pay is very early in the adoption curve, with less than 15% household penetration in the United States and is a key driver of future revenue growth and profitability. The company recently announced the acquisition of Princeton eCom, a provider of online bill pay services to both financial institutions and billers. We think the combination makes good strategic rationale because Online Resources will benefit from leveraging more transaction volume over its fixed-cost platform and will have the opportunity to offer end-to-end real-time payments with its newly acquired biller relationships. We think Online Resources is positioned to grow revenue


12 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

TETRA Technologies, Inc.                                                   0.54%
--------------------------------------------------------------------------------
Century Aluminum Co.                                                       0.48%
--------------------------------------------------------------------------------
InterDigital Communications Corp.                                          0.47%
--------------------------------------------------------------------------------
Illumina, Inc.                                                             0.47%
--------------------------------------------------------------------------------
Equinix, Inc.                                                              0.39%
--------------------------------------------------------------------------------
RPC, Inc.                                                                  0.38%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        0.37%
--------------------------------------------------------------------------------
FormFactor, Inc.                                                           0.36%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     0.36%
--------------------------------------------------------------------------------
Imax Corp.                                                                 0.34%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Linktone Ltd.                                                             -0.47%
--------------------------------------------------------------------------------
Build-A-Bear-Workshop, Inc.                                               -0.42%
--------------------------------------------------------------------------------
Neoware, Inc.                                                             -0.41%
--------------------------------------------------------------------------------
Matria Healthcare, Inc.                                                   -0.40%
--------------------------------------------------------------------------------
Champion Enterprises, Inc.                                                -0.38%
--------------------------------------------------------------------------------
Hexcel Corp.                                                              -0.37%
--------------------------------------------------------------------------------
Marchex, Inc.                                                             -0.36%
--------------------------------------------------------------------------------
Radiation Therapy Services, Inc.                                          -0.31%
--------------------------------------------------------------------------------
O2Micro International Ltd.                                                -0.31%
--------------------------------------------------------------------------------
InPhonic, Inc.                                                            -0.31%
--------------------------------------------------------------------------------

and earnings in excess of the electronic bill pay market growth of 20% to 25% over the long term.

OUTLOOK I still expect a midcycle slowdown similar to what we saw in the 1994/1995 timeframe, which could eventually lead to lower short-term interest rates and lower inflation. This assumption is based mostly on the lag affect from Federal Reserve Board rate hikes and a flattening yield curve combined with a slowdown in consumer spending. We continue to take a slightly defensive stance on cyclical growth sectors due to our view that we are entering a slowing economic growth phase. Based on our work, many industrial companies that we follow are trading near historically high valuations on what we feel may be peak earnings. Our process is to balance upside opportunity with conservative downside protection, so we don't see proper risk/reward opportunities in most cyclical sectors today and thus remain underweighted.

If this scenario plays out, stock selection will become even more critical as more economically sensitive companies are faced with diminishing growth prospects. We think there could be a shift back to growth stocks from value stocks, and premium valuations will be placed on companies with strong secular growth prospects. Our goal is to remain as objective as possible if any of these risks become reality and to adjust our portfolio risk profile accordingly.

As a fellow shareholder, I thank you for your continued interest and support.

/s/ John Seabern

John Seabern
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.

                                                      WWW.RSINVESTMENTS.COM | 13

ASSETS UNDER MANAGEMENT: $293.8 million

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    3.9%
Consumer Discretionary                                                     20.3%
Consumer Staples                                                            1.0%
Financial Services                                                         15.2%
Health Care                                                                16.7%
Integrated Oils                                                             0.0%
Materials and Processing                                                    3.6%
Other Energy                                                                8.1%
Producer Durables                                                           7.9%
Technology                                                                 22.1%
Utilities                                                                   0.0%
Other                                                                       0.1%
Cash                                                                        1.1%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Cache, Inc.                                                                1.89%
--------------------------------------------------------------------------------
Cymer, Inc.                                                                1.53%
--------------------------------------------------------------------------------
MasTec, Inc.                                                               1.47%
--------------------------------------------------------------------------------
Nutri/System, Inc.                                                         1.43%
--------------------------------------------------------------------------------
Affiliated Managers Group, Inc.                                            1.42%
--------------------------------------------------------------------------------
Oil States International, Inc.                                             1.40%
--------------------------------------------------------------------------------
Amerisafe, Inc.                                                            1.34%
--------------------------------------------------------------------------------
Portfolio Recovery Associates, Inc.                                        1.31%
--------------------------------------------------------------------------------
Online Resources Corp.                                                     1.30%
--------------------------------------------------------------------------------
FTI Consulting, Inc.                                                       1.30%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                      3-Year       5-Year     Annualized           Total
                                    Year-to-Date         1-Year   Annualized   Annualized   Return Since    Return Since
                                          Return   Total Return       Return       Return    Inception 3     Inception 3
------------------------------------------------------------------------------------------------------------------------
RS Diversified Growth Fund                 0.49%          5.06%        9.08%       -1.42%         13.00%         236.02%
------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index 4             6.07%         14.58%       16.27%        3.49%          5.39%          68.27%
------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                         2.76%          8.62%       11.19%        2.48%          8.69%         128.59%
------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/1/96

            RS Diversified Growth Fund       Russell 2000[R] Growth Index 4
8/1/96                                       $10,000
9/96        $11,110                          $11,137
12/96       $12,420                          $11,166
3/97        $11,870                          $9,995
6/97        $13,320                          $11,750
9/97        $16,670                          $13,738
12/97       $16,077                          $12,612
3/98        $18,665                          $14,110
6/98        $17,199                          $13,300
9/98        $14,405                          $10,326
12/98       $18,694                          $12,767
3/99        $20,976                          $12,552
6/99        $27,070                          $14,403
9/99        $28,705                          $13,695
12/99       $46,774                          $18,268
3/00        $58,683                          $19,964
6/00        $47,057                          $18,492
9/00        $44,633                          $17,758
12/00       $34,186                          $14,171
3/01        $30,383                          $12,016
6/01        $36,088                          $14,176
9/01        $25,486                          $10,195
12/01       $34,830                          $12,863
3/02        $31,940                          $12,611
6/02        $25,711                          $10,632
9/02        $19,302                          $8,344
12/02       $21,204                          $8,971
3/03        $19,032                          $8,623
6/03        $25,891                          $10,705
9/03        $28,856                          $11,825
12/03       $33,483                          $13,325
3/04        $33,932                          $14,069
6/04        $33,228                          $14,082
9/04        $29,979                          $13,235
12/04       $33,977                          $15,231
3/05        $31,296                          $14,192
6/05        $31,985                          $14,686
9/05        $34,546                          $15,613
12/05       $33,438                          $15,864
3/06        $36,373                          $18,142
6/06        $33,602                          $16,827

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: August 1, 1996.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


14 | CALL 1-800-766-FUND

                             RS EMERGING GROWTH FUND

     SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES

                                 [PHOTO OMITTED]

                                  JIM CALLINAN
                                Portfolio Manager
                               For bio see page 6

RS EMERGING GROWTH FUND

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY THE RS EMERGING GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRINCIPALLY IN SMALLER, RAPIDLY GROWING EMERGING COMPANIES. THE FUND IS ACTIVELY MANAGED, USING HANDS-ON, FUNDAMENTAL RESEARCH THAT INCLUDES EXTENSIVE TRAVEL AND VISITS WITH COMPANY MANAGEMENT. THE FUND SEEKS TO INVEST IN COMPANIES THAT ARE GROWING AT LEAST 20% ANNUALLY, ARE MARKET-SHARE LEADERS, AND ARE MANAGED BY EXECUTIVES WHO CAN LEVERAGE A COMPETITIVE ADVANTAGE AND CONSISTENTLY EXECUTE IN TODAY'S BUSINESS ENVIRONMENT. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT GOALS.

INVESTMENT PROCESS The RS Emerging Growth Fund seeks capital appreciation by investing in smaller-capitalization growth stocks in an attempt to discover the faster-growing firms in the emerging sectors of the economy. We seek revenue and earnings growth rates that are superior to those of our benchmark, the Russell 2000(R) Growth Index 4. As a consequence, the Fund's valuation levels are often higher than the benchmark's and those of other funds in this classification, and the Fund may experience much higher levels of volatility and be riskier than the benchmark. Because of the volatile financial and operating results of these smaller firms, our investments in emerging companies frequently require us to generate high levels of trading activity. The Fund is appropriate only for investors with a long-term investment horizon and should constitute only a small portion of an overall allocation to growth equities.

PERFORMANCE The RS Emerging Growth Fund declined 7.42% in the second quarter compared with a loss of 7.25% for its benchmark, the Russell 2000 Growth Index. For the year-to-date time period, the Fund gained 3.04% compared with a gain of 6.07% for the index.

PORTFOLIO REVIEW Despite evidence that the economy is relatively strong, the small-cap market corrected itself across the board. We believe that this is due to fears that higher interest rates will hurt investment and consumer spending. Only energy, consumer staples, and transportation had positive returns within the index for the quarter. We believe oil prices do not yet reflect a global slowdown in demand, and investors remain fixated on the lack of new supply for oil. Transportation stocks are benefiting from energy-related spending in the Gulf and inland waterways. We remain significantly underweighted in transportation, materials, and producer durables, believing that these are vulnerable to increasingly difficult growth hurdles. We remain overweighted in technology and health care due to our belief that these areas offer more long-term emerging growth opportunities.

Our best-performing stocks included LifeCell (2.11% of assets as of 6/30/06), which manufactures artificial skin for complex hernia repair and breast reconstruction, and j2 Global Communications (1.60%), which provides Internet fax services to individuals, small offices, and enterprises, plays in a $500-billion-unit market per year, and has only about a 1% unit


16 | CALL 1-800-766-FUND
share. Another excellent performer was RSA Security, which provides numerous Internet and enterprise-security solutions and was bought out by EMC (0.00%). This was yet another high-profile acquisition in our portfolio, reinforcing the attractiveness of growth companies to larger, slower-growth firms. Investors may recall from last quarter Lifeline Systems, which was acquired by Phillips (0.00%). M-Systems Flash Disk Pioneers (1.56%), one of our worst-performing stocks last quarter, became one of our leaders in this period, reflecting the mercurial nature of the small-cap growth technology sector. Investors have been inclined to sell quickly in technology in recent years on any hint of negative news. This volatile price action provides ample opportunities to buy more shares. We believe this volatility is amplified by the proclivity of hedge funds to invest a large percentage of their equity assets in small-cap growth stocks.

A number of our worst performers were in technology and biotechnology. Atheros Communications (1.34%), which makes the semiconductors that enable "wi-fi" networks, performed poorly, though we believe it has a technology lead over its two competitors, Marvel (0.00%) and Broadcom (0.00%), in what we anticipate will be a huge market. Openwave Systems (0.19%), which develops and installs data communication software for cell phone carriers, was hit twice. The first hit was the option pricing scandal, which presumably will affect neither the company's shareholders nor its management (since the CFO and the CEO are both new in the past 18 months). The second, and more serious hit, was the giving away for free to Motorola (0.00%) its next-generation browser, which we had hoped would garner much higher revenue per unit. We believe this is what got Openwave in trouble in the dot-com bust. We trimmed the stock during the second quarter and eliminated it altogether early in the third quarter.

In biotech the news is not much better. We tried to concentrate in the best names within the industry. PDL BioPharma (0.57%), which has developed novel "fully humanized" proteins that are used in numerous biotech drug development programs, fell 44% during the quarter on news that one of its voluminous programs had a disappointment -- in our view hardly a reason to cost the company half its value.

In financial services, optionsXpress Holdings (0.94%), which was one of our better performers in the first quarter, did not perform as well in the second quarter due, we believe, to a correction of stock market trends. The company provides a discount brokerage business for the market niche of options trading. As such, we believe optionsXpress has surprising market power among its exchange clients, who are the most active in options volumes, and covets their business.

OUTLOOK I am confident that as the world economy cools due to high energy prices, foreign low-cost competition, and higher interest rates, our holdings -- which are skewed toward traditional growth industries such as networking, semiconductors, Internet services, low-cost health care services, and medical devices -- will provide solid earnings growth. We believe the relative premium speed of earnings growth will result in premium valuation levels where currently we are at about parity with the Russell 2000 Growth Index. The Fund's valuation level of 31 times is at a slight premium to the index's price/earnings ratio of 29 times 2006 earnings-per-share estimates. The index's earnings growth rate is expected to grow 15%, but we expect a significantly faster

                                                      WWW.RSINVESTMENTS.COM | 17

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)


Dril-Quip, Inc.                                                            0.81%
--------------------------------------------------------------------------------
Illumina, Inc.                                                             0.80%
--------------------------------------------------------------------------------
LifeCell Corp.                                                             0.68%
--------------------------------------------------------------------------------
Ctrip.com International Ltd.                                               0.63%
--------------------------------------------------------------------------------
j2 Global Communications, Inc.                                             0.50%
--------------------------------------------------------------------------------
Zumiez, Inc.                                                               0.50%
--------------------------------------------------------------------------------
WebEx Communications, Inc.                                                 0.45%
--------------------------------------------------------------------------------
American Commercial Lines, Inc.                                            0.42%
--------------------------------------------------------------------------------
Equinix, Inc.                                                              0.40%
--------------------------------------------------------------------------------
RSA Security, Inc.                                                         0.36%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Merge Technologies, Inc.                                                  -0.38%
--------------------------------------------------------------------------------
Matria Healthcare, Inc.                                                   -0.38%
--------------------------------------------------------------------------------
DOV Pharmaceutical, Inc.                                                  -0.32%
--------------------------------------------------------------------------------
PDL BioPharma, Inc.                                                       -0.31%
--------------------------------------------------------------------------------
American Science and Engineering, Inc.                                    -0.30%
--------------------------------------------------------------------------------
Linktone Ltd.                                                             -0.30%
--------------------------------------------------------------------------------
Neoware, Inc.                                                             -0.30%
--------------------------------------------------------------------------------
ViroPharma, Inc.                                                          -0.28%
--------------------------------------------------------------------------------
eResearch Technology, Inc.                                                -0.27%
--------------------------------------------------------------------------------
Ixia                                                                      -0.26%
--------------------------------------------------------------------------------

growth rate of about 35% using our internal analyst's estimates.

As always, I am confident that we have the resources, the experience, and the drive to seek solid opportunities in the emerging growth, smaller-capitalization sector. We appreciate your confidence in us.

/s/ Jim Callinan

Jim Callinan
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.


18 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $808.3 million

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    0.6%
Consumer Discretionary                                                     21.4%
Consumer Staples                                                            0.4%
Financial Services                                                         14.9%
Health Care                                                                21.6%
Integrated Oils                                                             0.0%
Materials and Processing                                                    1.3%
Other Energy                                                                7.9%
Producer Durables                                                           2.1%
Technology                                                                 25.8%
Utilities                                                                   0.7%
Other                                                                       0.0%
Cash                                                                        3.3%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

LifeCell Corp.                                                             2.11%
--------------------------------------------------------------------------------
Dril-Quip, Inc.                                                            1.83%
--------------------------------------------------------------------------------
Portfolio Recovery Associates, Inc.                                        1.61%
--------------------------------------------------------------------------------
Kyphon, Inc.                                                               1.61%
--------------------------------------------------------------------------------
j2 Global Communications, Inc.                                             1.60%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.                                         1.56%
--------------------------------------------------------------------------------
aQuantive, Inc.                                                            1.47%
--------------------------------------------------------------------------------
FormFactor, Inc.                                                           1.47%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        1.46%
--------------------------------------------------------------------------------
Atheros Communications                                                     1.34%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                   3-Year       5-Year      10-Year     Annualized          Total
                                 Year-to-Date         1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                       Return   Total Return       Return       Return       Return    Inception 3    Inception 3
----------------------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund                  3.04%          9.06%       13.53%       -1.45%        9.86%         15.51%      1,360.69%
----------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index 4           6.07%         14.58%       16.27%        3.49%        4.12%          9.30%        422.31%
----------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                       2.76%          8.62%       11.19%        2.48%        8.31%         12.14%        741.86%
----------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/30/87

               RS Emerging Growth Fund           Russell 2000[R] Growth Index 4
11/87                                            $10,000
12/87          $12,611                           $11,040
3/88           $13,892                           $12,963
6/88           $15,222                           $13,786
9/88           $14,114                           $13,406
12/88          $14,383                           $13,289
3/89           $15,728                           $14,276
6/89           $16,709                           $15,200
9/89           $18,924                           $16,558
12/89          $20,776                           $15,970
3/90           $21,139                           $15,545
6/90           $24,638                           $16,526
9/90           $19,290                           $12,214
12/90          $22,765                           $13,189
3/91           $29,339                           $17,219
6/91           $26,862                           $16,622
9/91           $31,544                           $18,415
12/91          $36,140                           $19,940
3/92           $35,561                           $20,486
6/92           $29,428                           $18,026
9/92           $28,974                           $18,375
12/92          $35,218                           $21,490
3/93           $30,891                           $21,105
6/93           $30,744                           $21,713
9/93           $35,365                           $23,740
12/93          $37,759                           $24,364
3/94           $38,578                           $23,371
6/94           $35,428                           $21,898
9/94           $41,014                           $23,944
12/94          $40,765                           $23,772
3/95           $43,213                           $25,076
6/95           $42,392                           $27,563
9/95           $49,180                           $30,698
12/95          $49,045                           $31,151
3/96           $50,730                           $32,941
6/96           $57,062                           $34,866
9/96           $57,884                           $34,569
12/96          $59,585                           $34,660
3/97           $51,242                           $31,025
6/97           $62,969                           $36,471
9/97           $76,240                           $42,642
12/97          $70,633                           $39,147
3/98           $83,544                           $43,798
6/98           $85,280                           $41,282
9/98           $65,347                           $32,052
12/98          $90,424                           $39,628
3/99           $115,680                          $38,962
6/99           $135,341                          $44,708
9/99           $145,861                          $42,509
12/99          $255,502                          $56,705
3/00           $305,069                          $61,968
6/00           $271,463                          $57,400
9/00           $260,303                          $55,120
12/00          $191,531                          $43,986
3/01           $134,664                          $37,299
6/01           $157,158                          $44,003
9/01           $108,035                          $31,647
12/01          $139,232                          $39,927
3/02           $126,484                          $39,145
6/02           $99,507                           $33,001
9/02           $77,013                           $25,899
12/02          $83,322                           $27,844
3/03           $80,407                           $26,765
6/03           $99,812                           $33,228
9/03           $110,428                          $36,706
12/03          $122,268                          $41,361
3/04           $129,056                          $43,670
6/04           $127,664                          $43,710
9/04           $120,571                          $41,083
12/04          $140,805                          $47,278
3/05           $128,752                          $44,051
6/05           $133,930                          $45,584
9/05           $139,456                          $48,464
12/05          $141,762                          $49,242
3/06           $157,774                          $56,314
6/06           $146,069                          $52,231

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: November 30, 1987.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

                                                      WWW.RSINVESTMENTS.COM | 19

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20 | CALL 1-800-766-FUND

                                 RS GROWTH FUND

             SEEKING CAPITAL APPRECIATION FOR THE LONG-TERM INVESTOR

                                 [PHOTO OMITTED]

                                  JOHN WALLACE
                                Portfolio Manager
                               For bio see page 7

RS GROWTH FUND

INVESTMENT STYLE

---------------------------------------------
LARGE-CAP          MID-CAP          SMALL-CAP
---------------------------------------------
 VALUE              BLEND            GROWTH
---------------------------------------------

FUND PHILOSOPHY THE RS GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN GROWTH COMPANIES. WE SEEK TO IDENTIFY BUSINESS SECTORS POISED TO BENEFIT FROM MAJOR CHANGES IN THE MARKETPLACE AND SOCIETAL TRENDS. WITHIN THESE SECTORS, WE CONDUCT BOTTOM-UP RESEARCH, LOOKING FOR WELL-MANAGED AND LARGER, MORE ESTABLISHED COMPANIES WITH STRONG GROWTH RATES AND REASONABLE STOCK VALUATIONS.

INVESTMENT PROCESS We seek longer-term capital appreciation through the active management of growth-oriented companies. We typically focus on companies whose market capitalizations exceed $1.5 billion. Both bottom-up fundamental research and quantitative screens drive our investment process. We attempt to identify a catalyst that will drive earnings growth, such as new management, new products, and new markets. Occasionally, a contrary opinion is an important ingredient to success as is the recognition of value -- including undervaluation and overvaluation.

PERFORMANCE Despite a sharp rally in the last week of June, the second quarter of 2006 goes down among the worst in recent years. The RS Growth Fund declined 4.31% in the second quarter, which was slightly worse than its benchmark, the Russell 1000(R) Growth Index 4, which declined 3.90%. Despite a volatile five-week market sell-off (May 10 to June 14), our year-to-date performance was a positive 0.76%, and we continue to outperform the benchmark, which ended the first half of 2006 in negative territory (down 0.93%). From that standpoint we are pleased with our returns.

The Federal Reserve Board raised interest rates for the sixteenth consecutive time on May 10, and investor sentiment turned very pessimistic. The market began the sharpest sell-off since 2004.

Uncertainty over the continuation of the bull market drivers including strong economic growth, low (containable) inflation, and demand in emerging economies, drove several indexes to double-digit losses during the sell-off. The malaise was not limited to the U.S. market: most foreign-market indexes also declined with the emerging markets of India, Brazil, and Korea hit especially hard. Here at home no index was spared as the Nasdaq Composite Index 6 declined 7.17% for the quarter (-1.51% year to date), the S&P 500(R) Index 5 was down 1.46% (+2.76% year to date), and the Russell 2000(R) Growth Index 7 was down 7.25% (+6.07% year to date).

PORTFOLIO REVIEW As the market began to slide in May, investors were quick to take profits across the board. Enthusiasm for growth stocks turned sour as conventional wisdom embraced the idea that the U.S. economy is headed for a sharp downturn (a.k.a. recession). Materials and processing, one of our top sectors in the first quarter, continued to do well for us, while consumer discretionary stocks also provided significant relative returns. Technology was our worst performing sector.

We remain roughly market-weighted in technology stocks, and we continue to believe that the rationale for owning these companies remains strong. Order flow and backlogs are still quite


22 | CALL 1-800-766-FUND
solid, and high levels of cash on U.S. corporate balance sheets should further fuel demand for increased capital expenditures. The second half of 2006 could be a surprisingly good period for technology stocks.

Nortel Networks (0.00% of assets as of 6/30/06) and Microsoft (2.00%) were among the technology detractors in the second quarter. Microsoft -- the largest software company in the world -- provides an array of products, including operating systems for personal computers and servers, software development tools, and video game consoles. Microsoft is in front of several large product ramps: Windows Vista, Office 2007, and Xbox, which we believe, if successful, can drive earnings and valuations higher during the next 12 to 24 months. When earnings were announced in late April, the Street was disappointed with Microsoft's guidance for fiscal 2007. The company has decided to invest heavily in marketing and research to accelerate growth, especially in the online arena. We believe new growth initiatives will have an impact on earnings in the short run, but longer-term investors should be rewarded. After the news, we think investors' overreacted by selling Microsoft's shares down some 20% in the following weeks. We held our position despite the hit to short-term performance. We believe the new product launches have huge potential, valuation is compelling, and with more than $3 per share in cash, the company is now selling at about 15 times calendar 2007 estimates.

Nortel Networks was another tech underperformer during the quarter, and we sold our position. Nortel's new management has attempted to reorganize and reposition this large telecom company to improve products, margins, and profitability. So far it has failed to achieve these objectives, and after nearly six months I cut my losses and redeployed the assets into other technology holdings at favorable prices.

Fears of an economic slowdown put a lot of pressure on consumer-oriented stocks during the second quarter. Urban Outfitters (0.00%) was a disappointment, and we sold the stock. This specialty retailer's business took a lackluster turn this spring as some merchandising mistakes and excess inventory forced management to increase summer markdowns causing a slight reduction in earnings. I underestimated the dramatic stock sell-off in the company's shares and was later forced to cut my losses.

American Eagle Outfitters (1.72%) was a notable winner for us in the consumer area. The company, which focuses on affordable jeans, apparel, and accessories for young men and women, operates approximately 800 stores in the United States and Canada. It is delivering strong results driven by a great response to its summer assortment, which I think bodes well heading into the back-to-school season.

If the economy is indeed moving into a midcycle slowdown, I believe investors will begin to sense an end to the Federal Reserve's two year rate hike cycle. A more accommodative Fed should help the financial services sector. I think we are close to ending rate hikes and have, accordingly, maintained an overweight position relative to the benchmark (11.5% versus 9.9%). Our best-performing stock during the quarter was Alliance Data Systems (2.14%), the largest specialty retail credit card processor. The company markets credit services, loyalty programs, and risk management

                                                      WWW.RSINVESTMENTS.COM | 23
services to midsized retailers across the United States, and, I think it is poised to continue its double-digit growth over the next several quarters.

Another winner for us was Comcast (1.91%), the largest cable system operator in the United States, with more than 21 million subscribers. Investors have long been concerned about the company's growth rate and competitive dynamics. New product initiatives such as Internet telephony and digital programming have put the company's growth rate back into the double-digit range. We think that new service growth can continue and that this will further support share price appreciation.

The RS Growth Fund remains overweighted in energy stocks relative to the benchmark (8.4% versus 4.2%), and we believe the rationale for this overweighting remains intact: Global demand for crude oil and other hydrocarbons remains high; pricing is still high due to geopolitical concerns; and earnings visibility is quite strong across most energy sectors.

In the short term, however, we think it's a different story on the natural gas front. Domestically, there remains a glut of natural gas in storage, prices are low relative to oil, and investors are bearish on the outlook for most exploration and production companies. The price of natural gas declined another 15% during the quarter and is down 45% year to date. As gas prices declined, so did most energy stocks. The good news was that we were able to book gains in Quicksilver Resources (0.00%) and National Oilwell Varco (0.00%). The bad news (in the short-term) was that we held on to our Southwestern Energy (1.58%) position. I think that Southwestern is one of the best-positioned gas companies in the country. Engaged in exploration and production of oil and natural gas in Arkansas, Texas, and Louisiana, the company has 20%-25% organic production growth. With a drilling program that is almost double that of last year, we think its growth could be even higher. I think gas prices are bottoming and that the stocks are already discounting further bad news. We believe Southwestern's risk/reward from this point forward is quite compelling.

OUTLOOK Late in the second quarter the Federal Reserve boosted its short-term interest rate target (now 5.25%) for the seventeenth consecutive time. We believe the U.S. economy remains in very good shape but is already slowing from its strong first-quarter gross domestic product growth rate of more than 5%. We think this slowdown will ultimately take the pressure off the Fed to continue to raise rates. Inflation expectations are slowly rolling over (various commodities like gold, copper, and lumber are off their recent highs), and one or two more rate hikes to 5.50% or 5.75% won't kill this expansion.

My opinion is at odds with those of many investors, who fear an "end of cycle recession" vs. a "midcycle slowdown." The past two midcycle slowdowns were in 1985 and 1995 -- years that were very positive for equities. I believe any negative economic impact of a weaker consumer will be more than offset by continued strong business lending and a capital-spending environment that remains robust. If I am right, corporate earnings, which remain strong, will continue to grow, albeit at a slower rate than in 2005/2006.

In my opinion, equity valuations are extremely attractive and are at levels not seen in a long time. The S&P 500 Index currently trades at


24 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Nucor Corp.                                                                0.76%
--------------------------------------------------------------------------------
ABB LTD.                                                                   0.44%
--------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                                            0.42%
--------------------------------------------------------------------------------
Alliance Data Systems Corp.                                                0.40%
--------------------------------------------------------------------------------
Comcast Corporation                                                        0.40%
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                               0.36%
--------------------------------------------------------------------------------
International Game Technology                                              0.36%
--------------------------------------------------------------------------------
Marathon Oil Corp.                                                         0.30%
--------------------------------------------------------------------------------
Starbucks Corp.                                                            0.30%
--------------------------------------------------------------------------------
IntercontinentalExchange, Inc.                                             0.29%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Yahoo! Inc.                                                               -0.32%
--------------------------------------------------------------------------------
Southwestern Energy Co.                                                   -0.32%
--------------------------------------------------------------------------------
Nortel Networks Corporation                                               -0.31%
--------------------------------------------------------------------------------
St. Jude Medical, Inc.                                                    -0.29%
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                                       -0.25%
--------------------------------------------------------------------------------
THQ, Inc.                                                                 -0.24%
--------------------------------------------------------------------------------
Medtronic, Inc.                                                           -0.24%
--------------------------------------------------------------------------------
Microsoft Corp.                                                           -0.22%
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.                                             -0.22%
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                                            -0.22%
--------------------------------------------------------------------------------

about 16 times trailing earnings per share and 13 times 2007 bottom-up consensus estimates. By comparison, the RS Growth Fund trades at about 14.9 times forecast 2007 earnings, cheaper than the benchmark Russell 1000 Growth Index at 15.9 times. At less than a market multiple, our larger-cap equities are at attractive levels, trading at much better valuations than small- and mid-cap stocks.

With an economy that is still growing, valuations that I believe are very reasonable, and a Fed that will likely become more accommodative, I remain positive about the U.S. equity market. I believe that, as we go into the second half of 2006, the risk/reward ratio of owning equities is in our favor.

As a fellow shareholder of the Fund, I remain focused and committed to our investment goal: long-term growth of capital. I appreciate your continued confidence and support.

/s/ John Wallace

John Wallace
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.

                                                      WWW.RSINVESTMENTS.COM | 25

ASSETS UNDER MANAGEMENT: $197.8 million

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    2.7%
Consumer Discretionary                                                     15.5%
Consumer Staples                                                            3.8%
Financial Services                                                         11.5%
Health Care                                                                12.8%
Integrated Oils                                                             1.8%
Materials and Processing                                                    1.8%
Other Energy                                                                8.4%
Producer Durables                                                           6.8%
Technology                                                                 19.7%
Utilities                                                                   7.1%
Other                                                                       4.4%
Cash                                                                        3.7%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Alliance Data Systems Corp.                                                2.14%
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.00%
--------------------------------------------------------------------------------
Comcast Corporation                                                        1.91%
--------------------------------------------------------------------------------
EnCana Corp.                                                               1.90%
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                                        1.84%
--------------------------------------------------------------------------------
Nucor Corp.                                                                1.82%
--------------------------------------------------------------------------------
Costco Wholesale Corp.                                                     1.73%
--------------------------------------------------------------------------------
Countrywide Financial Corp.                                                1.73%
--------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                                            1.72%
--------------------------------------------------------------------------------
Cephalon, Inc.                                                             1.67%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                    3-Year       5-Year      10-Year     Annualized          Total
                                  Year-to-Date         1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                        Return   Total Return       Return       Return       Return    Inception 3    Inception 3
-----------------------------------------------------------------------------------------------------------------------------------
RS Growth Fund                            0.76%         11.69%       14.87%        3.95%        7.07%         11.46%        363.85%
-----------------------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index 4           -0.93%          6.12%        8.35%       -0.76%        5.42%          8.08%        200.03%
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                        2.76%          8.62%       11.19%        2.48%        8.31%         10.30%        299.92%
-----------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 5/12/92

               RS Growth Fund             Russell 1000[R] Growth Index 4
5/12/92                                   $10,000
6/92           $9,801                     $9,766
9/92           $10,099                    $10,193
12/92          $11,004                    $10,903
3/93           $11,933                    $10,810
6/93           $11,943                    $10,643
9/93           $12,843                    $10,801
12/93          $13,378                    $11,217
3/94           $13,890                    $10,722
6/94           $13,276                    $10,611
9/94           $15,560                    $11,428
12/94          $16,469                    $11,511
3/95           $18,927                    $12,607
6/95           $23,086                    $13,845
9/95           $27,536                    $15,102
12/95          $23,501                    $15,790
3/96           $22,651                    $16,638
6/96           $23,429                    $17,696
9/96           $24,964                    $18,334
12/96          $26,819                    $19,441
3/97           $26,198                    $19,545
6/97           $30,483                    $23,242
9/97           $35,511                    $24,989
12/97          $30,523                    $25,368
3/98           $34,486                    $29,212
6/98           $36,066                    $30,538
9/98           $31,352                    $27,764
12/98          $38,898                    $35,187
3/99           $42,710                    $37,424
6/99           $43,746                    $38,864
9/99           $40,909                    $37,441
12/99          $49,958                    $46,855
3/00           $57,100                    $50,194
6/00           $53,620                    $48,838
9/00           $48,924                    $46,212
12/00          $44,416                    $36,348
3/01           $39,744                    $28,751
6/01           $38,228                    $31,172
9/01           $31,391                    $25,121
12/01          $35,344                    $28,925
3/02           $33,998                    $28,176
6/02           $29,484                    $22,915
9/02           $24,929                    $19,467
12/02          $25,612                    $20,859
3/03           $25,736                    $20,637
6/03           $30,602                    $23,589
9/03           $32,445                    $24,512
12/03          $36,941                    $27,065
3/04           $37,751                    $27,277
6/04           $38,455                    $27,806
9/04           $37,388                    $26,353
12/04          $41,356                    $28,770
3/05           $41,058                    $27,594
6/05           $41,530                    $28,274
9/05           $45,154                    $29,409
12/05          $46,036                    $30,284
3/06           $48,476                    $31,221
6/06           $46,385                    $30,003

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: May 12, 1992.

4 The Russell 1000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The Nasdaq Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

7 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


26 | CALL 1-800-766-FUND

                           THE INFORMATION AGE FUND(R)

           TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR

                                [PHOTOS OMITTED]

                                  STEVE BISHOP
                              Co-Portfolio Manager
                               For bio see page 6

                                 ALLISON THACKER
                              Co-Portfolio Manager
                               For bio see page 7

THE INFORMATION AGE FUND(R)

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY THE INFORMATION AGE FUND(R) SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY AGGRESSIVELY INVESTING IN COMPANIES PRINCIPALLY WITHIN THE INFORMATION TECHNOLOGY SECTOR. THE FUND IS DESIGNED FOR INVESTORS WHO BELIEVE THAT AGGRESSIVE INVESTMENT IN THESE COMPANIES PROVIDES SIGNIFICANT OPPORTUNITY FOR CAPITAL APPRECIATION.

INVESTMENT PROCESS The Information Age Fund(R) seeks long-term capital appreciation from growth-oriented technology companies. We will own companies of any market capitalization in technology but tend to focus on smaller- to mid-cap companies as they tend to have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investment process. We are looking for significant long-term revenue growth (at least 15% annually) from new emerging technology products or markets. We will occasionally invest in down-and-out companies that have had temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term. The Fund is primarily for risk-oriented investors with a high tolerance for volatility.

PERFORMANCE The second quarter was particularly weak for technology, with The Information Age Fund(R) down 13.41% compared with the benchmark, the Goldman Sachs Technology Composite Index 4, which was down 9.35%.Year to date, the Fund is down 4.46%, outperforming the benchmark's negative return of 5.47% by 1.01%. In general, semiconductors and certain software stocks performed poorly, and the Internet/e-commerce segment tended to outperform on a relative basis. This is essentially the opposite of what occurred in the first quarter. The combination of a worrisome macroeconomic backdrop, slow seasonal tech demand, and some minor inventory issues in PCs and cell phones clearly weighed on tech stock prices.

PORTFOLIO REVIEW In the hardware and semiconductor sector, we had solid performance from M-Systems Flash Disk Pioneers (4.02% of assets as of 6/30/06) as investors digested the weaker gross margin news in the first quarter and focused on the bullish medium- and long-term outlook. The company also announced its revolutionary X4 technology, which we believe could potentially give it the significant competitive advantage of essentially becoming the low-cost producer in the NAND chip marketplace. M-Systems expects to prove in 2007 that this technology works in high-volume production; if successful, this development makes us even more bullish about the company's long-term prospects. M-Systems remains a large position.

FormFactor (1.37%) also performed well as the company is seeing strong demand for its wafer probe cards that are used to test DRAM chips. The probe cards essentially lower the cost of testing for chip manufacturers. Even though end demand for PCs and servers is not very strong,


28 | CALL 1-800-766-FUND
there is a transition to higher-density DRAM chips. Each transition to a higher density or a new manufacturing node requires new probe cards, which we believe bodes well for FormFactor.

O2Micro International (4.36%), a designer of analog power management semiconductors, performed poorly as the company reported weaker-than-expected profits in the first quarter related to a temporary manufacturing glitch at its Chinese foundry for some of its newly designed chips. In addition, the notebook computer market has been relatively weak and modest excess inventories of flat-panel glass for the LCD monitor and TV market have weighed on the stock. Despite this we think the company's fundamentals remain largely intact and that revenues should grow 20% or better this year and next. We think the stock appears to be significantly over-sold. We expect the LCD TV market to snap back quickly as TV glass prices are cut to clear the inventories and as the elasticity of demand kicks in -- good for chip unit volumes and good for O2Micro. The stock is trading at just over 10 times our 2007 estimated earnings per share, plus it has $3 of cash per share. We think the stock is very cheap at these prices, and it remains a large position.

Marvell Technology Group (3.12%) was also a weak performer despite its strong fundamentals. Fears of a slower hard-disk-drive storage business and a significant but modestly dilutive acquisition caused weak stock performance. We continue to believe that Marvell, at 20 times 2007 estimated earnings per share, is one of the best-positioned semiconductor companies to capitalize on high-growth opportunities in data storage, communications networking, consumer, and wireless. PDF Solutions (0.96%), a maker of semiconductor design software, experienced temporary delays from customers when trying to sign new licensing agreements. The royalty piece of the business has been above plan, but we chose to trim the position and wait for more visibility into the trajectory of revenue growth.

We have recently increased our exposure to the semiconductor and hardware sector, taking advantage of the big sell-off by purchasing Silicon Laboratories (1.14%), a leading designer of wireless and wireline semiconductors, and Rackable Systems (0.39%), a maker of low-cost, high-density, low-power servers.

Akamai Technologies (3.11%) was one of our top-performing positions during the quarter. The company's technology and software provide global delivery services for Internet content and streaming media. We continue to hear from industry sources that demand for rich media and streaming media content is exceptionally high from both consumers and online advertisers. This led us to increase our position in Akamai on the June pullback of the stock. On the negative side, our position in Openwave Systems (1.77%), a provider of infrastructure software for the cellular industry, was a very poor performer during the second quarter. The company reported a disappointing first quarter in April as it appeared to sign several deals late in the quarter and saw balance sheet deterioration due to a rise in unbilled receivables. We did trim our position in June, but our industry checks lead us to believe that Openwave's products are still key for

                                                      WWW.RSINVESTMENTS.COM | 29
wireless carriers that are enabling data services on mobile phones.

Several of our Internet stocks were positive contributors during the second quarter, although 2006 overall has been a weak year for the Internet, with the Piper Jaffray Internet Index down 10.3% year to date. We believe that the stocks will rise with fall's seasonal strength in advertising and e-commerce, and we have been selectively adding to our Internet weighting.

During the second quarter, Ctrip.com International (1.93%), the market share leader (60% share) of online bookings of travel in China, was a very positive performer. With only 8% of the Chinese population online, we believe there is huge growth in the potential customers for Ctrip. Today only 1.5% of Chinese who have online connections actually book their travel online. As these consumers become more comfortable with online Web sites and using payment services over the Internet, we believe Ctrip should be able to sell travel to a much larger group of consumers. Additionally, as China's gross domestic product grows, we expect consumers will have more disposable income to spend on leisure travel.

Our position in Digitas (2.35%), a direct marketing and online advertising agency, was weak during the quarter despite a very strong outlook for online advertising spending. Today 4% of total U.S. advertising is spent online, while more than 15% of people's media time is spent online. Digitas helps large media spenders rationalize their market spending and improve the return on investment of those dollars. Given the negative headlines on two of Digitas's clients (Delta [0.00%] and General Motors [0.00%]), the stock has fallen. The stock is trading at only 17 times 2006 projected earnings, has strong earnings growth of greater than 25% year over year, and has more than $180 million in cash on the balance sheet. The company bought back almost $10 million worth of stock during the first quarter. We continue to like Digitas and believe that it is taking market share from traditional media agencies.

OUTLOOK We mentioned in our previous letter that we expected some volatility after a strong first quarter, but we didn't expect such a severe sell-off. We generally think that tech has been oversold, and if the overall economy holds together in the second half, we foresee a fairly strong environment for tech stocks. In fact, we see what we believe are some real bargains in the portfolio. The Fund is trading at a price/earnings growth ratio of 0.65 times 2007 earnings, which is a very attractive valuation level. We appreciate your continued confidence in our investments, and we believe that our emerging growth style of technology investing has us positioned to outperform.

/s/ Steve Bishop              /s/ Allison Thacker

Steve Bishop                  Allison Thacker
Co-Portfolio Manager          Co-Portfolio Manager


30 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

WebEx Communications, Inc.                                                 1.87%
--------------------------------------------------------------------------------
Redback Networks, Inc.                                                     0.98%
--------------------------------------------------------------------------------
Akamai Technologies, Inc.                                                  0.88%
--------------------------------------------------------------------------------
Ctrip.com International Ltd.                                               0.73%
--------------------------------------------------------------------------------
Broadcom Corp.                                                             0.60%
--------------------------------------------------------------------------------
FormFactor, Inc.                                                           0.54%
--------------------------------------------------------------------------------
PLX Technology, Inc.                                                       0.54%
--------------------------------------------------------------------------------
Ultratech, Inc.                                                            0.45%
--------------------------------------------------------------------------------
NeuStar, Inc.                                                              0.36%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        0.36%
--------------------------------------------------------------------------------


GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Openwave Systems, Inc.                                                    -1.25%
--------------------------------------------------------------------------------
O2Micro International Ltd.                                                -1.17%
--------------------------------------------------------------------------------
Cogent, Inc.                                                              -0.80%
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.                                             -0.68%
--------------------------------------------------------------------------------
Blue Coat Systems, Inc.                                                   -0.59%
--------------------------------------------------------------------------------
Google, Inc.                                                              -0.59%
--------------------------------------------------------------------------------
Sigma Designs, Inc.                                                       -0.54%
--------------------------------------------------------------------------------
Neoware, Inc.                                                             -0.54%
--------------------------------------------------------------------------------
Ixia                                                                      -0.52%
--------------------------------------------------------------------------------
AMICAS, Inc.                                                              -0.51%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and
      Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.

                                                      WWW.RSINVESTMENTS.COM | 31

ASSETS UNDER MANAGEMENT: $79.5 million

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    0.0%
Consumer Discretionary                                                     24.3%
Consumer Staples                                                            0.0%
Financial Services                                                          0.0%
Health Care                                                                 0.0%
Integrated Oils                                                             0.0%
Materials and Processing                                                    0.0%
Other Energy                                                                0.0%
Producer Durables                                                           1.4%
Technology                                                                 64.6%
Utilities                                                                   0.0%
Other                                                                       0.0%
Cash                                                                        9.7%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Google, Inc.                                                               4.69%
--------------------------------------------------------------------------------
Yahoo! Inc.                                                                4.43%
--------------------------------------------------------------------------------
O2Micro International Ltd.                                                 4.36%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneer Ltd.                                          4.02%
--------------------------------------------------------------------------------
aQuantive, Inc.                                                            3.60%
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.                                              3.12%
--------------------------------------------------------------------------------
Akamai Technologies, Inc.                                                  3.11%
--------------------------------------------------------------------------------
PLX Technology, Inc.                                                       2.87%
--------------------------------------------------------------------------------
Digitas, Inc.                                                              2.35%
--------------------------------------------------------------------------------
WebEx Communications, Inc.                                                 2.21%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                     3-Year       5-Year      10-Year     Annualized          Total
                                   Year-to-Date         1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                         Return   Total Return       Return       Return       Return    Inception 3    Inception 3
------------------------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)               -4.46%          4.20%       12.06%        0.77%        8.13%          8.33%        134.09%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology                  -5.47%          3.83%        7.54%       -4.99%        6.37%          6.89%        102.99%
Composite Index 4
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                         2.76%          8.62%       11.19%        2.48%        8.31%          9.17%        154.18%
------------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95

             The Information     Goldman Sachs Technology          S&P 500
             Age Fund[R]         Composite Index 4                 Index 5

11/15/95     $10,000             $10,000                           $10,000
12/95        $9,300              $9,503                            $10,398
3/96         $9,340              $9,988                            $10,958
6/96         $10,710             $10,950                           $11,442
9/96         $11,790             $11,904                           $11,801
12/96        $11,785             $12,971                           $12,788
3/97         $10,351             $12,548                           $13,130
6/97         $12,276             $15,245                           $15,415
9/97         $15,982             $18,076                           $16,571
12/97        $12,509             $15,979                           $17,053
3/98         $14,269             $18,925                           $19,430
6/98         $14,958             $20,241                           $20,059
9/98         $13,421             $19,341                           $18,069
12/98        $19,040             $26,969                           $21,925
3/99         $22,114             $29,886                           $23,009
6/99         $24,637             $34,067                           $24,626
9/99         $26,959             $35,835                           $23,086
12/99        $43,072             $50,860                           $26,535
3/00         $50,522             $58,896                           $27,132
6/00         $47,345             $53,710                           $26,410
9/00         $42,134             $48,483                           $26,153
12/00        $27,959             $31,585                           $24,107
3/01         $22,679             $22,875                           $21,249
6/01         $22,532             $26,214                           $22,487
9/01         $14,913             $16,887                           $19,178
12/01        $21,776             $22,524                           $21,236
3/02         $18,763             $20,872                           $21,292
6/02         $12,649             $15,076                           $18,430
9/02         $8,378              $10,980                           $15,257
12/02        $11,315             $13,419                           $16,533
3/03         $12,379             $13,338                           $16,021
6/03         $16,635             $16,321                           $18,490
9/03         $19,423             $18,168                           $18,964
12/03        $22,375             $20,618                           $21,264
3/04         $23,364             $20,384                           $21,647
6/04         $23,245             $20,743                           $22,026
9/04         $20,262             $18,440                           $21,594
12/04        $24,009             $21,147                           $23,585
3/05         $20,997             $19,285                           $23,083
6/05         $22,465             $19,550                           $23,400
9/05         $23,859             $20,896                           $24,243
12/05        $24,503             $21,474                           $24,736
3/06         $27,036             $22,393                           $25,795
6/06         $23,409             $20,299                           $25,418

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: November 15, 1995.

4 The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


32 | CALL 1-800-766-FUND

                             RS INTERNET AGE FUND(R)

  INVESTING IN COMPANIES LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET

                                [PHOTOS OMITTED]

                                  STEVE BISHOP
                              Co-Portfolio Manager
                               For bio see page 6

                                 ALLISON THACKER
                              Co-Portfolio Manager
                               For bio see page 7

RS INTERNET AGE FUND(R)

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY THE RS INTERNET AGE FUND(R) SEEKS LONG-TERM CAPITAL APPRECIATION BY IDENTIFYING HIGH-QUALITY COMPANIES AND BUSINESS MODELS IN EMERGING AND RAPID-GROWTH SECTORS, WHOSE PROSPECTS ARE LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET. INVESTMENT CRITERIA INCLUDE INCREASING MARKET SHARE, HIGH MARGIN POTENTIAL, A PROPRIETARY ADVANTAGE, AND A MANAGEMENT TEAM ABLE TO LEVERAGE THAT ADVANTAGE. WE CONDUCT FUNDAMENTAL RESEARCH, INCLUDING EXTENSIVE TRAVEL AND FREQUENT VISITS WITH COMPANY MANAGEMENT TEAMS. WE SEEK TO ADAPT
QUICKLY TO INDUSTRY DEVELOPMENTS. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT HORIZONS.

INVESTMENT PROCESS The RS Internet Age Fund(R) seeks long-term capital appreciation from companies that we believe are likely to benefit from the development of the Internet. We will own companies of any market capitalization, in or outside the United States, particularly if they are leaders in their market segments. We have historically invested a significant portion of the Fund in small- to mid-cap companies because they often have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investment process. We are looking for significant long-term revenue growth (at least 15% annually) and may invest in companies outside of the technology sector if we believe them to be primary beneficiaries of the development of the Internet. We will occasionally invest in down-and-out companies that have had temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term. The Fund is primarily for risk-oriented investors with a high tolerance for volatility.

PERFORMANCE In the second quarter the RS Internet Age Fund(R) was down 12.97% compared with its benchmark, TheStreet.com Internet Sector (DOT(SM)) Index 4, which was down 5.31% and the Goldman Sachs Technology Composite Index 5, which was down 9.35%. Year to date, the Fund was down 8.38%, underperforming the benchmark, which was down 1.36% and the Goldman Sachs Technology Composite Index, which was down 5.47%. During the quarter, we had relatively strong performances in selected Internet media and e-commerce stocks and weak performances in software and hardware stocks.

PORTFOLIO REVIEW It has been a tough year for Internet stocks as the Merrill Lynch Internet HOLDRs Trust Index which declined another 8.36% in the second quarter after an 11.65% decline in the first quarter for a total year-to-date decline of 19.03%. Overall, investors seem impatient with Internet companies' reinvestment plans and skeptical that these investments will drive long-term revenue and margin upside. We generally believe that Internet stocks will be looked upon much more favorably once the strong seasonal trends of fall and winter are visible. After the recent declines in Internet stocks, many of them are trading at similar valuations to traditional media or retail companies despite showing much faster revenue growth.


34 | CALL 1-800-766-FUND

We have been adding to our Internet holdings in the areas of online advertising (Marchex [3.97% of assets as of 6/30/06], aQuantive [5.89%], Yahoo! [6.67%]) and selective e-commerce stocks (Digital River [3.74%], Blue Nile [0.74%]).

Today approximately 4% of total U.S. advertising dollars are spent online, yet about 15% of consumers' media consumption time is spent online. We believe that this gap will close over the next five years and that the biggest beneficiaries will be owners of Web media properties and companies that enable online advertising. The Fund is invested in both areas.

A good performer during the quarter was aQuantive, a leading online advertising agency. aQuantive helps clients like Coca-Cola (0.00%), Expedia (0.00%), Kodak (0.00%), and Carnival Cruise Lines (0.00%) improve their Web sites, place and track online advertising, and interact with customers online. We continue to have a large position in aQuantive because we believe as Web advertising becomes more complex, companies are going to need an agency to help them, and we believe that aQuantive is a leading choice.

Somewhat surprisingly, two of our weaker performers during the quarter were companies that are "owners" of Web media properties/destinations. CNET Networks (0.00%) is the leading network of sites dedicated to technology trends. Unfortunately for CNET, technology advertising is weak this year due to Microsoft's (0.00%) delay of its new operating system -- Vista -- and Sony's (0.00%) awaited year-end launch of the PS3. We sold our position this quarter as it became clear that while revenues were lower than expected for CNET, costs were far higher than we had hoped to see. We would consider reinvesting in CNET if we saw more cost discipline from the company and believed that revenue growth would reaccelerate.

Marchex was another poor performer during the quarter. Although the company does provide some advice to advertisers about spending online, the main reason we own Marchex is its real estate portfolio of 225,000-plus Web sites. The company is pioneering technology that will enable it to improve the content on these Web sites, which are mostly travel, entertainment, financial, and business oriented. We believe this should significantly improve the value of these sites and their cash flows. We have been adding to our position in Marchex opportunistically this quarter and believe it will do well in the back half of the year.

During the second quarter, Ctrip.com International (3.35%) was a very positive performer for the Fund. Ctrip is the market share leader (60% share) of online bookings for travel in China. With only 8% of the Chinese population online, we believe there is huge growth in the potential customers for Ctrip. Today only 1.5% of Chinese who have online connections actually book their travel online. As these consumers become more comfortable with Web sites and using payment services over the Internet, we believe Ctrip should be able to sell travel to a much larger group of consumers. Additionally, as China's gross domestic product grows, we expect consumers will have more disposable income to use on leisure travel.

                                                      WWW.RSINVESTMENTS.COM | 35

In software our weakest performer was Openwave Systems (1.80%), a provider of infrastructure software for the cellular industry. Openwave provides to cellular carriers the software they need to roll out and grow data services, including Web access via mobile phones. Growing data services is a top priority of the cellular carriers, and we believe Openwave should have a very strong market for sales. It appears, however, that as carriers have continued to merge, selling these big-infrastructure deals has become a slower and more complicated process, which is hurting Openwave. The company reported a disappointing first quarter in April as it appeared to sign several deals late in the quarter and saw balance sheet deterioration due to a rise in unbilled receivables. We did trim our position in June, but our industry checks lead us to believe that Openwave's products are still key for wireless carriers that are enabling data services on mobile phones.

In the hardware and semiconductor sector, we had a positive contribution from F5 Networks (1.34%), a maker of Internet networking equipment. We opportunistically bought the stock after a major pullback -- post its first-quarter conference call -- and weaker-than-expected guidance. We think the company's competitive position remains very strong and that the market for its switches is growing 25% to 30%. We also had solid relative performance from M-Systems Flash Disk Pioneer (3.69%) as investors digested the weaker gross margin news in the first quarter and focused on the bullish medium- and long-term outlook. The company also announced its revolutionary X4 technology, which we think could potentially give it a significant competitive advantage, essentially in becoming the low-cost producer in the NAND chip marketplace. M-Systems expects to prove in 2007 that this technology works in high-volume production; if successful, this development makes us even more bullish than about the company's long-term prospects. M-Systems remains a large position.

After a strong first quarter Netlogic Microsystems (2.23%), a designer of Internet data packet processing chips, was a weaker performer despite strong fundamentals. Fears of increased competition from Cisco (0.00%), Netlogic's largest customer, drove the stock down. We remain positive as Netlogic continues to see strength in the 10-gigabits-per-second co-processor market at Cisco, Huawei (a Chinese networking equipment maker) (0.00%), and Alaxala (a joint venture between NEC and Fujitsu) (0.00%). Netlogic also has a large new product line selling security-related processor chips to security vendors such as F5 Networks and McAfee (0.00%). We believe this could double the company's addressable market and be a big driver in 2007.

O2Micro International (5.00%) also performed poorly as it reported weaker-than-expected profits in the first quarter related to a temporary manufacturing glitch. The notebook computer market has been relatively weak, and there has been excess flat-panel glass supply for the LCD monitor and TV market -- all weighing on the stock. Despite this we think the company's fundamentals remain intact and that revenues could grow 20% or better this year. The stock appears to be significantly oversold. We expect the LCD TV market to snap back fast as TV glass prices are cut to clear the inventories and as the elasticity of demand kicks in -- good for chip unit volumes


36 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

WebEx Communications, Inc.                                                 1.60%
--------------------------------------------------------------------------------
Ctrip.com International Ltd.                                               1.17%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        0.78%
--------------------------------------------------------------------------------
Rackable Systems, Inc.                                                     0.64%
--------------------------------------------------------------------------------
Akamai Technologies, Inc.                                                  0.61%
--------------------------------------------------------------------------------
PLX Technology, Inc.                                                       0.55%
--------------------------------------------------------------------------------
Trident Microsystems, Inc.                                                 0.34%
--------------------------------------------------------------------------------
Photon Dynamics, Inc.                                                      0.29%
--------------------------------------------------------------------------------
Netlogic Microsystems, Inc.                                                0.29%
--------------------------------------------------------------------------------
RightNow Technologies, Inc.                                                0.22%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

O2Micro International Ltd.                                                -1.33%
--------------------------------------------------------------------------------
Openwave Systems, Inc.                                                    -1.13%
--------------------------------------------------------------------------------
Linktone Ltd.                                                             -0.95%
--------------------------------------------------------------------------------
Marchex, Inc.                                                             -0.92%
--------------------------------------------------------------------------------
CNET Networks, Inc.                                                       -0.91%
--------------------------------------------------------------------------------
AMICAS, Inc.                                                              -0.79%
--------------------------------------------------------------------------------
Blue Coat Systems, Inc.                                                   -0.63%
--------------------------------------------------------------------------------
Optimal Group, Inc.                                                       -0.62%
--------------------------------------------------------------------------------
Google, Inc.                                                              -0.59%
--------------------------------------------------------------------------------
Cogent, Inc.                                                              -0.52%
--------------------------------------------------------------------------------

and good for O2Micro. The stock is trading at just over 10 times our estimated 2007 earnings per share, plus it has $3 of cash per share. We think the stock is very cheap at these prices, and it remains a large position.

OUTLOOK We believe that the remainder of 2006 will be an improvement over the first half. In the most recent quarter, the Fund had 43% year-over-year revenue growth and is trading at a price/earnings growth ratio of less than 0.65 times. This has historically been a very attractive valuation level, and we feel bullish about our holdings' ability to grow revenues and earnings. Assuming that the economy remains relatively strong for the remainder of the year, technology spending should be steady, leading to solid earnings. We continue to own significant weightings in Internet media and online advertising names as well as Internet infrastructure companies, and we believe that our emerging growth style of technology investing has us positioned to outperform in this environment.

/s/ Steve Bishop        /s/ Allison Thacker

Steve Bishop            Allison Thacker
Co-Portfolio Manager    Co-Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and
      Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.

                                                      WWW.RSINVESTMENTS.COM | 37

ASSETS UNDER MANAGEMENT: $69.2 million

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    0.0%
Consumer Discretionary                                                     43.7%
Consumer Staples                                                            0.0%
Financial Services                                                          1.7%
Health Care                                                                 0.0%
Integrated Oils                                                             0.0%
Materials and Processing                                                    0.0%
Other Energy                                                                0.0%
Producer Durables                                                           1.2%
Technology                                                                 50.0%
Utilities                                                                   0.0%
Other                                                                       0.0%
Cash                                                                        3.4%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Yahoo! Inc.                                                                6.67%
--------------------------------------------------------------------------------
aQuantive, Inc.                                                            5.89%
--------------------------------------------------------------------------------
Google, Inc.                                                               5.37%
--------------------------------------------------------------------------------
O2Micro International Ltd.                                                 5.00%
--------------------------------------------------------------------------------
Marchex, Inc.                                                              3.97%
--------------------------------------------------------------------------------
Netflix, Inc.                                                              3.89%
--------------------------------------------------------------------------------
Digitas, Inc.                                                              3.76%
--------------------------------------------------------------------------------
Digital River, Inc.                                                        3.74%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.                                         3.69%
--------------------------------------------------------------------------------
Ctrip.com International Ltd.                                               3.35%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                                  3-Year       5-Year     Annualized          Total
                                                Year-to-Date         1-Year   Annualized   Annualized   Return Since   Return Since
                                                      Return   Total Return       Return       Return    Inception 3    Inception 3
------------------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                                -8.38%          5.65%       13.99%        3.66%         -5.05%        -28.90%
------------------------------------------------------------------------------------------------------------------------------------
TheStreet.com Internet Sector (DOT(SM)) Index 4        -1.36%          9.05%       19.39%       -3.24%        -20.32%        -77.58%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology Composite Index 5             -5.47%          3.83%        7.54%       -4.99%        -10.80%        -52.89%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 6                                      2.76%          8.62%       11.19%        2.48%          0.12%          0.80%
------------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 12/1/99

            RS Internet      TheStreet.com Internet       S&P 500[R] Index     Goldman Sachs Technology
            Age Fund[R]      Sector (DOT SM) Index 4      Index 6              Composite Index 5
12/1/99      $10,000          $10,000                     $10,000               $10,000
12/99        $12,180          $12,477                     $10,522               $11,803
3/00         $14,300          $11,965                     $10,759               $13,668
6/00         $12,010          $9,098                      $10,473               $12,465
9/00         $10,820          $7,712                      $10,371               $11,252
12/00        $6,530           $3,249                      $9,560                $7,330
3/01         $4,790           $2,423                      $8,427                $5,309
6/01         $5,940           $2,644                      $8,917                $6,084
9/01         $3,750           $1,287                      $7,605                $3,919
12/01        $5,760           $2,085                      $8,421                $5,227
3/02         $5,220           $1,687                      $8,443                $4,844
6/02         $3,620           $1,038                      $7,308                $3,499
9/02         $2,380           $731                        $6,050                $2,548
12/02        $3,270           $926                        $6,556                $3,114
3/03         $3,510           $977                        $6,353                $3,095
6/03         $4,800           $1,317                      $7,332                $3,788
9/03         $5,680           $1,445                      $7,520                $4,216
12/03        $6,580           $1,654                      $8,432                $4,785
3/04         $6,900           $1,745                      $8,584                $4,731
6/04         $6,830           $1,915                      $8,734                $4,814
9/04         $5,980           $1,799                      $8,563                $4,279
12/04        $7,190           $2,251                      $9,353                $4,908
3/05         $6,300           $2,002                      $9,154                $4,476
6/05         $6,730           $2,056                      $9,279                $4,537
9/05         $7,360           $2,198                      $9,614                $4,849
12/05        $7,760           $2,273                      $9,809                $4,983
3/06         $8,170           $2,368                      $10,229               $5,197
6/06         $7,110           $2,242                      $10,080               $4,711


      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: December 1, 1999.

4 TheStreet.com Internet Sector (DOT(SM)) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.

5 The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Fund, the index does not incur fees and expenses.

6 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


38 | CALL 1-800-766-FUND

                          RS MIDCAP OPPORTUNITIES FUND

      SEEKING GROWTH IN MID-CAP COMPANIES WHILE ATTEMPTING TO MODERATE RISK

                                 [PHOTO OMITTED]

                                  JOHN WALLACE
                                Portfolio Manager
                               For bio see page 7

RS MIDCAP OPPORTUNITIES FUND

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY THE RS MIDCAP OPPORTUNITIES FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN MID-CAP COMPANIES. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON VALUE RECOGNITION AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO MANAGING RISK: LOSSES ARE MINIMIZED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE OPPORTUNITIES.

INVESTMENT PROCESS We seek capital appreciation through the active management of growth-oriented mid-cap companies (those with market capitalizations between $1.5 billion and up to 120% of the largest stock in the Russell Midcap(R) Index
8). We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets) through the use of quantitative screens and bottom-up fundamental research. The Fund is designed for investors who aim to capture upside performance of the asset class with less volatility than in many growth portfolios.

PERFORMANCE Despite a sharp rally in the last week of June, the second quarter of 2006 goes down as the worst for the Russell Midcap(R) Growth Index 4 since 2002. The RS MidCap Opportunities Fund declined 4.57%, which was better than our benchmark, the Russell Midcap Growth Index, which declined 4.69%. Despite a volatile five-week market sell-off (May 10 to June 14), our year-to-date performance number was positive (4.87%), and we continued to outperform the benchmark (up 2.56%) by more than 200 basis points. From that standpoint we are pleased with our returns.

After the Federal Reserve Board raised interest rates for the sixteenth consecutive time (on May 10), investor sentiment turned very pessimistic. The market began the sharpest sell-off since 2004. Uncertainty over the continuation of the bull market drivers including strong economic growth, low (containable) inflation, and demand in emerging economies, drove several indexes to double-digit losses during the sell-off. The malaise was not limited to the U.S. market; most foreign-market indexes also declined. Especially hard hit were the emerging markets of India, Brazil, and Korea. Here at home no index was spared as the Nasdaq Composite Index 7 declined 7.17% for the quarter (down 1.51% year to date); the S&P 500(R) Index 5 was down 1.46% (+2.76% year to date) and the Russell 2000(R) Growth Index 6 was down 7.25% (+6.07% year to date).

PORTFOLIO REVIEW As the market began to slide in May, investors were quick to take profits across the board. Two of our top-performing sectors in the first quarter, technology and materials and processing, were among our worst performers in the second quarter. Enthusiasm for growth stocks turned sour as conventional wisdom embraced the idea that the U.S. economy is headed for a


40 | CALL 1-800-766-FUND
sharp downturn (a.k.a. recession). During the quarter lower-beta and more-defensive groups did better. Consumer Staples (4.3% of the Fund) was our best-performing sector and also a top relative performer due to an overweighting and good stock picking.

I remain overweighted in technology stocks, and I continue to believe that the rationale for owning these companies, especially telecommunications equipment vendors, is still strong. Order flow and backlogs remain quite solid, and high levels of cash on U.S. corporate balance sheets should further fuel demand for increased capital expenditures. The second half of 2006 could be a surprisingly good period for technology stocks.

In the telecom space, Ciena (1.45% of assets as of 6/30/06), Tellabs (1.68%), and Nortel Networks (0.00%) declined in the second-quarter. Ciena is a leading supplier of optical networking and broadband access equipment. During the quarter the company reported strong quarterly results, well ahead of Wall Street expectations. New products are selling well, and we believe the fundamental outlook remains strong. Nevertheless, the stock declined some 28% during the quarter before rebounding, as investors fretted about the level of capital expenditure spending in the telecom equipment sector.

Tellabs, which remains one of our favorite telecom stocks in this space, was affected by the same issue. The company designs and develops digital cross-connects and routers for optical networking and broadband data. I believe it is well positioned to benefit from a major network upgrade cycle as its customers (Verizon [0.00%], AT&T [0.00%], and Bellsouth [0.00%]) upgrade their networks to compete with cable. Like Ciena, Tellabs has sold off some 22% from its April high on no change to its fundamentals.

Nortel Networks was sold during the quarter. New management has attempted to reorganize and reposition this large telecom company to improve products, margins, and profitability. I believe it has failed so far to achieve these objectives, and after nearly six months I cut my losses and redeployed the assets into Ciena, Tellabs, and other technology holdings at favorable prices.

All was not doom and gloom in the telecom industry during the second quarter, however. InterDigital Communications (1.48%) was a big winner in a down market. InterDigital designs circuits and also licenses wireless technology to some of the world's largest manufacturers of cell phones. During the quarter Nokia (0.00%) signed a large royalty agreement that I think will likely influence other global players (Sony-Ericsson [0.00%] and Samsung [0.00%]) to sign deals with the company in 2006.

As investors shifted to lower-beta, more-conservative investments, our positions in Herbalife (1.26%) and Hansen Natural (1.03%) benefited. Both of these companies were among our best performers during the quarter, have visible revenue and earnings momentum, and are perceived to be somewhat "recession-proof." Herbalife markets nutritional supplements as well as weight management and skincare products worldwide. It is a leading player in the fast-growing direct-selling industry. Hansen manufactures energy drinks, fruit juices,

                                                      WWW.RSINVESTMENTS.COM | 41
smoothies, and natural sodas. I believe the firm is well positioned to gain market share in the energy drink segment. Hansen has plenty of room to grow as energy drinks represent less than 1% of the caffeinated beverage segment.

Not all of our consumer-oriented stocks did well during the second quarter. Urban Outfitters (1.21%) was a disappointment. This specialty retailer's business took a lackluster turn this spring, and excess inventory forced management to increase summer markdowns causing a slight reduction in earnings. I underestimated the dramatic stock sell-off in the company's shares and did not cut my losses. I do believe, however, that management has addressed merchandising problems, and we should see improvement this fall. With the stock down more than 30% year to date, I added to our position during the quarter.

If the economy is moving into a midcycle slowdown, it will take the pressure off the Fed to continue to raise interest rates. A more accommodative Federal Reserve should help the financial services sector. Because I believe that the Fed is close to ending rate hikes, I increased our weightings in this sector from a slight underweighting to an overweighting versus the benchmark (15.5% vs. 11.6%). Our investment in First Marblehead (1.43%) added to our performance last quarter. This company provides loan securitization for undergraduate and graduate student loans in the United States. I think new management has done a great job of signing up new customers and leveraging its proprietary database to structure loans for the secondary market.

OUTLOOK Late in the second quarter the Federal Reserve boosted its short-term interest rate target (now 5.25%) for the seventeenth consecutive time. I believe the U.S. economy remains in very good shape but is already slowing from its strong first-quarter gross domestic product growth rate of more than 5%. I think this slowdown will ultimately take the pressure off the Fed to continue to raise rates. Inflation expectations are slowly rolling over (various commodities like gold, copper, and lumber are off their recent highs), and I think one or two more rate hikes to 5.50% to 5.75% won't kill this expansion.

My opinion is at odds with those of many investors, who fear an "end-of-cycle recession" vs. a "midcycle slowdown." The past two midcycle slowdowns were in 1985 and 1995 and were positive for the equity markets. I believe any negative economic impact of a weaker consumer will be more than offset by continued strong business lending and a capital-spending environment that remains robust. If I am right, corporate earnings, which remain strong, will continue to grow, albeit at a slower rate than in 2005/2006.

Equity valuations are extremely attractive and are at levels not seen in a long time. The S&P 500 Index currently trades at about 16 times trailing earnings-per-share and 13 times 2007 bottom-up consensus estimates. By comparison the RS MidCap Opportunities Fund trades at


42 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED+
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Hansen Natural Corp.                                                       0.89%
--------------------------------------------------------------------------------
InterDigital Communications Corp.                                          0.65%
--------------------------------------------------------------------------------
McDermott International, Inc.                                              0.50%
--------------------------------------------------------------------------------
The First Marblehead Corp.                                                 0.49%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     0.45%
--------------------------------------------------------------------------------
Gemstar-TV Guide International, Inc.                                       0.37%
--------------------------------------------------------------------------------
Armor Holdings, Inc.                                                       0.36%
--------------------------------------------------------------------------------
Broadcom Corp.                                                             0.34%
--------------------------------------------------------------------------------
Hanover Compressor Co.                                                     0.34%
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                                               0.32%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME+
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Nortel Networks Corporation                                               -0.60%
--------------------------------------------------------------------------------
Openwave Systems, Inc.                                                    -0.47%
--------------------------------------------------------------------------------
Avid Technology, Inc.                                                     -0.36%
--------------------------------------------------------------------------------
JetBlue Airways Corp.                                                     -0.32%
--------------------------------------------------------------------------------
Yahoo! Inc.                                                               -0.30%
--------------------------------------------------------------------------------
Suntech Power Holdings Co. Ltd.                                           -0.30%
--------------------------------------------------------------------------------
Urban Outfitters, Inc.                                                    -0.30%
--------------------------------------------------------------------------------
STATS ChipPAC Ltd.                                                        -0.25%
--------------------------------------------------------------------------------
Cogent, Inc.                                                              -0.24%
--------------------------------------------------------------------------------
Chartered Semiconductor Manufacturing Ltd.                                -0.22%
--------------------------------------------------------------------------------

about 16 times forecast 2007 earnings, roughly in line with the benchmark, the Russell Midcap Growth Index.

With an economy that is still growing, valuations that are very reasonable, and a Federal Reserve Board that will become more accommodative, I remain constructive on the U.S. equity market. As we go into the second half of 2006, I believe the risk/reward ratio of owning equities is dramatically in our favor.
As a fellow shareholder of the Fund, I remain focused and committed to our investment goal: long-term growth of capital.

I appreciate your continued confidence and support.

/s/ John Wallace

John Wallace
Portfolio Manager

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.

                                                      WWW.RSINVESTMENTS.COM | 43

ASSETS UNDER MANAGEMENT: $259.6 million

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    3.1%
Consumer Discretionary                                                     18.6%
Consumer Staples                                                            4.3%
Financial Services                                                         15.5%
Health Care                                                                12.2%
Integrated Oils                                                             0.0%
Materials and Processing                                                    7.3%
Other Energy                                                                6.6%
Producer Durables                                                           7.9%
Technology                                                                 20.6%
Utilities                                                                   1.2%
Other                                                                       1.2%
Cash                                                                        1.5%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Landstar System, Inc.                                                      1.82%
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc.                                                   1.80%
--------------------------------------------------------------------------------
Mueller Water Products, Inc.                                               1.78%
--------------------------------------------------------------------------------
Palm, Inc.                                                                 1.74%
--------------------------------------------------------------------------------
Tellabs, Inc.                                                              1.68%
--------------------------------------------------------------------------------
Gemstar-TV Guide International, Inc.                                       1.63%
--------------------------------------------------------------------------------
Amylin Pharmaceuticals, Inc.                                               1.56%
--------------------------------------------------------------------------------
Grant Prideco, Inc.                                                        1.55%
--------------------------------------------------------------------------------
Cephalon, Inc.                                                             1.55%
--------------------------------------------------------------------------------
THQ, Inc.                                                                  1.50%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                     3-Year       5-Year      10-Year     Annualized          Total
                                   Year-to-Date         1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                         Return   Total Return       Return       Return       Return    Inception 3    Inception 3
------------------------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund               4.87%         15.52%       16.53%        4.49%        9.76%         11.75%        238.40%
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap(R) Growth Index 4           2.56%         13.04%       16.86%        4.76%        8.46%          9.35%        166.66%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                         2.76%          8.62%       11.19%        2.48%        8.31%          9.54%        171.74%
------------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95

           RS MidCap Opportunities Fund         Russell Midcap[R] Growth Index 4
7/12/95     $10,000                              $10,000
9/95        $10,760                              $10,519
12/95       $11,240                              $10,718
3/96        $12,200                              $11,409
6/96        $13,330                              $11,835
9/96        $13,340                              $12,237
12/96       $13,956                              $12,591
3/97        $13,526                              $12,132
6/97        $15,216                              $13,917
9/97        $17,850                              $15,865
12/97       $17,082                              $15,429
3/98        $19,103                              $17,270
6/98        $18,396                              $17,260
9/98        $15,907                              $14,378
12/98       $19,071                              $18,185
3/99        $20,416                              $18,806
6/99        $23,567                              $20,765
9/99        $22,358                              $19,726
12/99       $29,773                              $27,512
3/00        $35,178                              $33,324
6/00        $30,409                              $30,856
9/00        $30,540                              $31,634
12/00       $27,905                              $24,280
3/01        $25,533                              $18,189
6/01        $27,162                              $21,133
9/01        $19,928                              $15,258
12/01       $23,995                              $19,387
3/02        $22,979                              $19,045
6/02        $19,617                              $15,567
9/02        $16,569                              $12,893
12/02       $17,658                              $14,074
3/03        $17,924                              $14,072
6/03        $21,383                              $16,711
9/03        $23,052                              $17,908
12/03       $26,221                              $20,086
3/04        $27,212                              $21,057
6/04        $27,479                              $21,278
9/04        $26,656                              $20,357
12/04       $29,462                              $23,195
3/05        $28,543                              $22,807
6/05        $29,293                              $23,590
9/05        $31,615                              $25,135
12/05       $32,268                              $26,001
3/06        $35,461                              $27,979
6/06        $33,840                              $26,666

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: July 12, 1995.

4     The    Russell     Midcap(R)     Growth     Index    is    an    unmanaged
      market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

7 The Nasdaq Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

8 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.


44 | CALL 1-800-766-FUND

                         RS SMALLER COMPANY GROWTH FUND

                    FOCUSING ON SMALLER MARKET-CAP COMPANIES

                                 [PHOTO OMITTED]

                                 BILL WOLFENDEN
                                Portfolio Manager
                               For bio see page 7

RS SMALLER COMPANY GROWTH FUND

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND      GROWTH
-------------------------------

FUND PHILOSOPHY THE RS SMALLER COMPANY GROWTH FUND INVESTS PRINCIPALLY IN SMALLER GROWTH COMPANIES. WE SEEK SMALLER COMPANIES THAT WE BELIEVE HAVE THE POTENTIAL FOR LONG-TERM CAPITAL APPRECIATION BASED ON SUPERIOR OR NICHE PRODUCTS OR SERVICES, OPERATING CHARACTERISTICS, MANAGEMENT, OR OTHER FACTORS. THE FUND MAY AT TIMES INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN TECHNOLOGY COMPANIES.

INVESTMENT PROCESS Our objective is long-term capital appreciation. We seek to identify small, rapidly growing companies with revenue and/or earnings growth of at least 20% that we believe have the potential to become leaders in emerging industries. We generate ideas for the portfolio using a hands-on, bottom-up research approach. We look for rapidly growing companies with smaller market-capitalizations. Next we conduct fundamental business analysis, focusing on a company's earnings, operating and pretax margins, return on equity, balance sheets, accounting, and management.

Management interviews are considered a critical part of our decision-making process. We believe that a small company's success depends largely on its management's ability to execute a logical business plan and remain responsive to changing business fundamentals. Only after a stock passes our criteria will we consider it for purchase. We add positions to the portfolio methodically on a stock-by-stock basis. Additionally, we develop a trading strategy for a new stock, weighing its valuation, trading pattern, and general market conditions. We maintain strict diversification guidelines for the portfolio, and we seek to limit our position in any one holding to 3% of the Fund. We monitor individual holdings, using a proprietary valuation model, and follow the portfolio positions closely, keeping an ongoing dialogue with company management.

PERFORMANCE The first half of 2006 has been very volatile for small-cap stocks. The stock market experienced a strong first quarter followed by a weak second quarter, but the index still has a nice gain year to date. The RS Smaller Company Growth Fund did not perform well during this period, rising 0.99% year to date compared with 6.07% for the benchmark, the Russell 2000(R) Growth Index 4. The Fund returned -8.46% in the second quarter compared with the benchmark's return of -7.25%

The first quarter was very strong for stocks, with investors focused on continued strong corporate earnings growth and the possibility of a pause in oil prices and interest rates. Uncertainty surrounding inflation, the new Federal Reserve Board chairman's stewardship of the economy, and continuing increases in interest rates and oil prices, however, led to a drubbing of stocks in the second quarter. The Fund lagged the index during the strong first-quarter rally but gained ground as the market sold off for much of the second quarter. Unfortunately, these relative gains evaporated over the last two trading days of the quarter. Overall, I am extremely disappointed


46 | CALL 1-800-766-FUND
with this year's performance to date. I am, however, very comfortable with the current portfolio of companies and their prospects for the second half of this year and also 2007 and 2008. I remind investors that I am taking a two- to five-year investment time horizon and am pleased to report that the Fund has strong three- and five-year performance results.

PORTFOLIO REVIEW The year began with the Fund underweighted in producer durables and materials and processing. These underweightings contributed to our underperformance for the first half of the year. Health care was slightly underweighted as was the financial sector. We have taken steps since the beginning of the year to reposition ourselves in an overweighted position in financials and have maintained a substantial weighting in health care as we see these sectors as having excellent opportunities in the current market environment.

The technology sector has been responsible for more than two-thirds of this year's underperformance. The performance of the technology portion of the Fund's benchmark was 2.27% for the first six months compared with a negative 12.45% return for our technology holdings. Our poor stock selection combined with an overweighting entering the year took its toll. The negative alpha was led by Neoware (down 47% in the first six months) (0.38% of assets as of 6/30/06), Optimal Group (-33%) (1.16%), Openwave Systems (-34%) (0.84%), RADWARE
(-29%) (0.63%), and Merge Technologies (-51%) (0.00%). The Fund had a few notable losers in other sectors as well, including Adeza Medical (-33%) (0.00%), Jos. A. Bank Clothiers (-31%) (0.78%), and Barrett Business Services (-27%) (1.02%), but technology certainly led the way.

The Fund did have a number of success stories in the first half of the year, which allowed us to remain in positive territory. Strong stock selection came from autos and transportation with American Commercial Lines (+99%) (0.88%) and Old Dominion Freight Line (+39%) (0.90%) contributing positively to the Fund's returns. The producer durables sector also had notable successes with Intevac (+64%) (0.97%) and Gardner Denver (+56%) (1.27%). The best-performing health care stocks were Illumina (+110%) (0.35%) and LifeCell (+62%) (1.21%). The strong performance in consumer discretionary also continued with Ctrip.com International (+78%) (0.87%) and Nutri/System (+72%) (1.17%).

I am always on the lookout for companies that have open-ended growth opportunities, recurring revenues, and improving margins. This combination of attributes is typically found in very successful stocks. One producer durable sector stock that we believe has all of these attributes is Flow International (+67%) (0.97%), a maker of ultrahigh-pressured waterjet cutting machines. Flow sells its proprietary cutting machines primarily to the aerospace, industrial, consumer products, and semiconductor industries. These machines help cut everything from diapers and chicken nuggets to aerospace composites for next-generation aircraft. Our long-term objectives or "anchor points" (as we like to call them), for Flow, are $500 million in sales (from roughly $200 million today) and a doubling of operating margins to 15% (from roughly 8% today). Flow has a sizable amount of recurring revenues, in the

                                                      WWW.RSINVESTMENTS.COM | 47
form of consumable spare parts (30% to 35% of total revenue) that wear out given the ultrahigh-pressure nature of the process. We believe the combination of the recurring consumables business and the identifiable four- to five-year targets should contribute to Flow's success in the future.

OUTLOOK As previously mentioned, the companies we currently own are doing well and are projected to continue to execute on their business plans. We look for undiscovered companies with a competitive advantage in their industry or niche of the economy, recurring revenues, or expanding operating margins and attractive relative valuations. Our anchor points hold us steadfast to our investment philosophy and keep us focused on the long-term opportunity. Anchor points can be unit and/or market share targets, number of customers or new markets and/or margin and earnings-per-share goals. We then track our companies to these objectives over time. Most of our companies have done a wonderful job of hitting or exceeding these anchor points over the past several years and have been rewarded with strong appreciation in their stock price. Many of our Fund's "multi-baggers" have executed on their anchor points and seeing them through aided our long-term returns significantly.

If companies fail to hit their anchor points, we will likely sell the stocks and redeploy the proceeds -- but we must identify these failures before they fully manifest themselves and cause stock price damage. Our rigorous research process, fundamental analysis, and "down 20%" rule (we will sell a stock if it is down 20% from our cost and we have no reasonable explanation as to why it is down) have helped us over the past three-plus years. The Fund continues to own fast-growing companies at price-to-earning ratios that are well below their growth rates. Given this profile I believe the opportunity for significant appreciation remains.

Looking to the second half of 2006, I am optimistic that the RS Smaller Company Growth Fund is well positioned. We believe our process works over the long-term, and that it is reflected in our long-term results. As a fellow shareholder, I thank you for your continued confidence and support.

/s/ Bill Wolfenden

Bill Wolfenden
Portfolio Manager


48 | CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

American Commercial Lines, Inc.                                            0.96%
--------------------------------------------------------------------------------
j2 Global Communications, Inc.                                             0.68%
--------------------------------------------------------------------------------
Nutri/System, Inc.                                                         0.57%
--------------------------------------------------------------------------------
Superior Energy Services, Inc.                                             0.55%
--------------------------------------------------------------------------------
Intevac, Inc.                                                              0.55%
--------------------------------------------------------------------------------
Maverick Tube Corp.                                                        0.52%
--------------------------------------------------------------------------------
Ctrip.com International Ltd.                                               0.51%
--------------------------------------------------------------------------------
Five Star Quality Care, Inc.                                               0.49%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     0.48%
--------------------------------------------------------------------------------
LifeCell Corp.                                                             0.47%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Neoware, Inc.                                                             -0.70%
--------------------------------------------------------------------------------
Optimal Group, Inc.                                                       -0.56%
--------------------------------------------------------------------------------
Openwave Systems, Inc.                                                    -0.42%
--------------------------------------------------------------------------------
RADWARE Ltd.                                                              -0.40%
--------------------------------------------------------------------------------
Barrett Business Services, Inc.                                           -0.38%
--------------------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.                                              -0.38%
--------------------------------------------------------------------------------
GSI Group, Inc.                                                           -0.36%
--------------------------------------------------------------------------------
Adeza Biomedical Corp.                                                    -0.36%
--------------------------------------------------------------------------------
Build-A-Bear-Workshop, Inc.                                               -0.33%
--------------------------------------------------------------------------------
Merge Technologies, Inc.                                                  -0.29%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.

                                                      WWW.RSINVESTMENTS.COM | 49

ASSETS UNDER MANAGEMENT: $299.1 million

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    3.7%
Consumer Discretionary                                                     20.9%
Consumer Staples                                                            0.0%
Financial Services                                                         16.2%
Health Care                                                                17.3%
Integrated Oils                                                             0.0%
Materials and Processing                                                    3.2%
Other Energy                                                                5.6%
Producer Durables                                                           5.8%
Technology                                                                 19.1%
Utilities                                                                   0.0%
Other                                                                       0.0%
Cash                                                                        8.2%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Scientific Games Corp.                                                     2.05%
--------------------------------------------------------------------------------
j2 Global Communications, Inc.                                             1.90%
--------------------------------------------------------------------------------
FirstService Corp.                                                         1.64%
--------------------------------------------------------------------------------
Amerisafe, Inc.                                                            1.55%
--------------------------------------------------------------------------------
Cache, Inc.                                                                1.49%
--------------------------------------------------------------------------------
The Navigators Group, Inc.                                                 1.49%
--------------------------------------------------------------------------------
Online Resources Corp.                                                     1.48%
--------------------------------------------------------------------------------
Five Star Quality Care, Inc.                                               1.45%
--------------------------------------------------------------------------------
Central Garden & Pet Co.                                                   1.44%
--------------------------------------------------------------------------------
Vital Signs, Inc.                                                          1.42%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                                  3-Year       5-Year     Annualized          Total
                                                Year-to-Date         1-Year   Annualized   Annualized   Return Since   Return Since
                                                      Return   Total Return       Return       Return    Inception 3    Inception 3
------------------------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund                          0.99%          8.77%       17.90%        5.23%         12.07%        208.19%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index 4                          6.07%         14.58%       16.27%        3.49%          5.08%         63.09%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                                      2.76%          8.62%       11.19%        2.48%          8.51%        124.15%
------------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 8/15/96

             RS Smaller Company Growth Fund      Russell 2000[R] Growth Index 4
8/15/96       $10,000                             $10,000
9/96          $10,570                             $10,794
12/96         $11,000                             $10,822
3/97          $10,200                             $9,687
6/97          $12,570                             $11,388
9/97          $15,990                             $13,315
12/97         $14,350                             $12,223
3/98          $16,570                             $13,676
6/98          $15,420                             $12,890
9/98          $11,630                             $10,008
12/98         $14,260                             $12,374
3/99          $14,410                             $12,166
6/99          $17,190                             $13,960
9/99          $16,560                             $13,273
12/99         $22,340                             $17,706
3/00          $29,880                             $19,349
6/00          $27,540                             $17,923
9/00          $28,430                             $17,211
12/00         $23,333                             $13,735
3/01          $20,299                             $11,646
6/01          $23,885                             $13,740
9/01          $19,228                             $9,882
12/01         $25,273                             $12,467
3/02          $23,265                             $12,223
6/02          $19,854                             $10,304
9/02          $14,481                             $8,087
12/02         $15,399                             $8,694
3/03          $14,544                             $8,357
6/03          $18,807                             $10,375
9/03          $22,094                             $11,461
12/03         $24,779                             $12,915
3/04          $26,464                             $13,636
6/04          $25,886                             $13,648
9/04          $25,007                             $12,828
12/04         $28,589                             $14,762
3/05          $26,714                             $13,755
6/05          $28,335                             $14,233
9/05          $29,931                             $15,133
12/05         $30,516                             $15,376
3/06          $33,667                             $17,584
6/06          $30,819                             $16,309

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date:  August 15, 1996.

4 The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


50 | CALL 1-800-766-FUND

                        RS GLOBAL NATURAL RESOURCES FUND

    FOCUSING PRIMARILY ON COMPANIES IN NATURAL RESOURCES INDUSTRIES WORLDWIDE

                                [PHOTOS OMITTED]

                                  ANDREW PILARA
                                Portfolio Manager
                               For bio see page 8

                                 MACKENZIE DAVIS
                              Co-Portfolio Manager
                               For bio see page 8

RS GLOBAL NATURAL RESOURCES FUND

INVESTMENT STYLE

----------------------------------------
LARGE-CAP         MID-CAP      SMALL-CAP
----------------------------------------
  VALUE            BLEND        GROWTH
----------------------------------------

FUND PHILOSOPHY THE RS GLOBAL NATURAL RESOURCES FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMPANIES PRINCIPALLY ENGAGED IN THE DISCOVERY, DEVELOPMENT, PRODUCTION, OR DISTRIBUTION OF NATURAL RESOURCES; THE DEVELOPMENT OF TECHNOLOGIES FOR THE PRODUCTION OR EFFICIENT USE OF NATURAL RESOURCES; OR THE FURNISHING OF RELATED SUPPLIES OR SERVICES.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

Our security analysis is better defined as business analysis in that we concentrate on a company's business model, specifically focused on the evaluation of unit-level economics. We attempt to understand the value drivers and analyze the relationships among the three elements of the capital account: balance sheet, funds flow statement, and income statement. We believe that the stock price will track a company's ability to generate excess return (i.e. economic value) over the long term. Our time horizon is two to three years, and as such we are willing to be patient while the market proves out our thesis.

We consciously manage risk -- which we define as a permanent loss of capital -- by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding returns will create wealth over the long term. We establish asymmetrical risk/reward parameters when initiating a position, looking for multiples of reward per unit of risk. As value investors the most critical element of our process is the establishment of a "margin of safety," which comes from buying businesses at a significant discount to their intrinsic value. In the natural resources field, we are unwilling to employ the forward price curve to estimate future commodity prices and instead attempt to identify a midcycle price that is sustainable on a long-term basis.

As fellow investors in the RS Global Natural Resources Fund, we are aware that the outsized returns of the past few years are likely not sustainable nor are they to be expected. We remain focused on optimizing rather than attempting to maximize returns.

PERFORMANCE The RS Global Natural Resources Fund generated a return of 2.12% during the second quarter versus 2.91% for the Fund's benchmark, the Lipper Natural Resources Index 4, 4.48% for the GSSI Natural Resources Index6 and -1.46% for the S&P 500(R) Index 5. The Fund's year-to-date return was 10.54% compared with the Fund's benchmark's return of 13.48%. We


52 | CALL 1-800-766-FUND
believe that our ability to generate sustainable long-term returns for our shareholders will be derived largely from the minimization of capital loss, and as such the Fund remains broadly diversified across commodities. In times of increased volatility and/or when valuations appear stretched relative to midcycle commodity prices, we will carry higher cash balances. In the second quarter, cash averaged 17.8% and was the main detractor from relative performance versus the GSSI Natural Resources Index.

PORTFOLIO REVIEW Falconbridge (up 51.24% during the quarter; 2.35% of assets as of 6/30/06) was the largest positive contributor to returns. We think
Falconbridge clearly benefitted from the increased merger-and-acquisitions activity in the mining space, the emergence of an all-cash bid from Xstrata PLC (0.00%), and a more realistic assessment of the synergy potential in the Sudbury Basin. Our investment thesis in Falconbridge is based on its exposure to both copper and nickel and its significant pipeline of low-cost, high-return growth projects. Although it is difficult to determine the ultimate end state for the mining industry as it relates to further consolidation, we expect that the value of those companies that possess world-class projects will be recognized and crystallized by the market.

Another investment that continues to do well is TXU (+34.54%) (2.36%). The company is a quasi-integrated electrical utility with generation as well as transmission and distribution (T&D) assets. Our main attraction to TXU are its low-cost coal and nuclear base load capacity in a market where marginal power prices are set by natural gas and the fact that we believe the management team led by Chairman and CEO John Wilder is entirely focused on long-term value creation. We believe that recent actions by the company -- including its decision to create a joint venture to handle outsourced T&D services, the April announcement to build 11 new coal-fired plants in Texas, and a stated interest in expanding into the mid-Atlantic or Northeast power markets -- are evidence of this fact. Furthermore, with a 10%-plus free cash flow yield and a clear ability to redeploy capital into highly attractive growth projects, we are very comfortable from a valuation perspective.

Our energy and energy services investments continue to feel the negative impact of the market's concern regarding the short-term outlook for North American natural gas. As long-term value investors, however, we remain positive about the outlook for a number of our core holdings as we are able to own assets at a substantial discount to what we believe is their intrinsic value, calculated using commodity assumptions below current prompt month and futures prices. Compton Petroleum (-9.05%) (2.43%) was affected, we believe, not only by a decline in the price of natural gas, but also by a stretched balance sheet and an aggressive capital-spending program. Having spent considerable time with both management and the technical staff, we remain confident in the team's ability to continue to successfully develop the companies four core assets. In addition, we believe that management is open to the idea of monetizing its oil assets as a means to fully fund the capital program and deliver the balance sheet while enhancing the company's natural gas focus.

                                                      WWW.RSINVESTMENTS.COM | 53

Another investment that we remain excited about is Noble (-8.19%) (2.01%), which provides offshore drilling services via its fleet of high-end jack-up and semi-submersible rigs. We believe the company is well positioned to take advantage of the dramatic increase in exploration and development activity by national oil companies, the major oil companies, and large independents.
Although the stock was under pressure from concerns regarding industry fundamentals, the disposition of a minority investment in an overseas competitor and changes in senior management positions, we are comfortable knowing that we are able to buy world-class assets operating under two to three year contracts at a mid-single-digit multiple of cash flow with very limited exposure to North American natural gas dynamics. In addition, though we have been and remain tremendous fans of the integrity, foresight, and capital discipline of departing Chairman and CEO Jim Day, we are equally confident in the team he has left behind. After meeting with the current president, Mark Jackson, who will assume command upon Jim's departure, there is little doubt in our minds, that Noble's reputation for operating excellence and capital discipline will remain intact.

OUTLOOK We remain constructive on the natural resource space over the next three to five years due to continued positive supply/demand dynamics and increasing marginal costs of production, which should result in commodity prices' plateauing at levels above the historical average. As at the end of 2005, however, we believe that attractive valuations are somewhat more challenging to identify without relying on the commodity to generate excess returns. Our goal is to identify good companies at attractive valuations run by smart and diligent management teams. Warranted value is calculated using mid-cycle commodity prices, and we are not willing to employ more-aggressive, or speculative, forecasts to justify investment. As a result, many of the companies analyzed in this letter will be familiar to long-time shareholders because we continue to believe in their cash flow and return profiles. Regardless of whether they have been significant contributors or detractors in the past, we expect them to be stalwarts going forward.

Across the global markets, the second quarter saw money flow into less risky asset classes and a reduction in more-speculative trades, resulting in large declines for emerging markets, commodities, and small-cap stocks. Indications that the Bank of Japan was moving towards a more proactive stance regarding excess liquidity undermined the performance of sectors where funds involved in the "carry trade" had significant investments. Finally, we witnessed the broad repricing of risk across asset classes.

Our portfolio strategy at the outset of 2006 was cautious, with an emphasis on lower-risk investments because we did not believe we were being sufficiently compensated by the market (we consider ourselves risk managers as much as we do money managers). We remain cautious with the market in transition, waiting for appropriate entry points.

Our outlook is for lower yields and higher stock prices by the end of the second quarter of 2007 while recognizing that it is the interim period that will create anxieties for investors. We are currently in a "World Cup stock market"-- lots


54 | CALL 1-800-766-FUND
of back and forth action but not much scoring.  Although  corporate profits have
increased  to  double-digit   levels,  we  have  experienced  a  compression  in
valuations due, we believe, to an increase in discount rates.

With the Federal Reserve Board leaning on interest rates, weakening consumer spending, and a housing downturn, we appear to be transitioning to a period of slower corporate profit growth and lower inflation. All four of the major central banks are in a tightening mode. With these central banks' trying to prove their prudence and a flat yield curve, we expect that inflation concerns should ease later in the year. We think this should lead to the end of the
current   valuation   compression   and,   with   that,   excellent   investment
opportunities.

Our portfolio policy during this transition period is to manage our cash prudently and be vigilant about valuations. If you believe that the market is poised for a significant short-term rally, the Fund may likely disappoint you. We will not assume the risks necessary to maximize profits but instead aim to optimize returns by entering investments with asymmetric risk/reward profiles.

We will continue to use these quarterly commentaries as an opportunity to communicate our objectives and principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our philosophy, work ethic, and commitment to improvement will result in our reaching our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

We appreciate your support and confidence in our work.

/s/ Andrew Pilara        /s/ MacKenzie Davis

Andrew Pilara            MacKenzie Davis
Portfolio Manager        Co-Portfolio Manager

                                                      WWW.RSINVESTMENTS.COM | 55

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Falconbridge Ltd.                                                          1.00%
--------------------------------------------------------------------------------
Basic Energy Services, Inc.                                                0.90%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          0.78%
--------------------------------------------------------------------------------
Goldcorp, Inc.                                                             0.73%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                   0.69%
--------------------------------------------------------------------------------
Allegheny Technologies, Inc.                                               0.67%
--------------------------------------------------------------------------------
Marathon Oil Corp.                                                         0.64%
--------------------------------------------------------------------------------
Crosstex Energy, Inc.                                                      0.61%
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                       0.61%
--------------------------------------------------------------------------------
Century Aluminum Co.                                                       0.57%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Compton Petroleum Corp.                                                   -0.67%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                      -0.55%
--------------------------------------------------------------------------------
Anderson Energy Ltd.                                                      -0.49%
--------------------------------------------------------------------------------
Ensign Energy Services, Inc.                                              -0.38%
--------------------------------------------------------------------------------
Clear Energy, Inc.                                                        -0.29%
--------------------------------------------------------------------------------
Virginia Mines, Inc.                                                      -0.25%
--------------------------------------------------------------------------------
Trican Well Service Ltd.                                                  -0.24%
--------------------------------------------------------------------------------
Complete Production Services, Inc.                                        -0.24%
--------------------------------------------------------------------------------
Alcan, Inc.                                                               -0.22%
--------------------------------------------------------------------------------
Newfield Exploration Co.                                                  -0.16%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.


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

ASSETS UNDER MANAGEMENT: $2.0 billion

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    0.0%
Consumer Discretionary                                                      0.0%
Consumer Staples                                                            0.0%
Financial Services                                                          3.2%
Health Care                                                                 0.0%
Integrated Oils                                                             9.0%
Materials and Processing                                                   23.3%
Other Energy                                                               38.4%
Producer Durables                                                           0.0%
Technology                                                                  0.0%
Utilities                                                                   4.9%
Other                                                                       0.0%
Cash                                                                       21.2%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Paramount Resources Ltd.                                                   3.80%
--------------------------------------------------------------------------------
Key Energy Services, Inc.                                                  3.63%
--------------------------------------------------------------------------------
Nexen, Inc.                                                                3.46%
--------------------------------------------------------------------------------
Marathon Oil Corp.                                                         3.21%
--------------------------------------------------------------------------------
BHP Billiton Ltd.                                                          2.90%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                                   2.88%
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                                      2.82%
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce                                                 2.81%
--------------------------------------------------------------------------------
Brookfield Asset Management, Inc.                                          2.71%
--------------------------------------------------------------------------------
Century Aluminum Co.                                                       2.65%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                     3-Year       5-Year      10-Year     Annualized          Total
                                   Year-to-Date         1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                         Return   Total Return       Return       Return       Return    Inception 3    Inception 3
------------------------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund          10.54%         42.46%       37.80%       26.74%       13.11%         14.53%        322.80%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Natural Resources Index 4          13.48%         39.67%       37.73%       20.05%       14.84%         16.09%        388.29%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                         2.76%          8.62%       11.19%        2.48%        8.31%          9.17%        154.18%
------------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15/95

              RS Global Natural        Lipper Natural            S&P 500[R]
              Resources Fund           Resources Index 4         Index 5
11/15/95      $10,000                  $10,000                   $10,000
12/95         $10,120                  $10,824                   $10,398
3/96          $11,860                  $11,706                   $10,958
6/96          $12,330                  $12,245                   $11,442
9/96          $13,140                  $12,705                   $11,801
12/96         $14,290                  $13,949                   $12,788
3/97          $13,340                  $13,414                   $13,130
6/97          $13,720                  $14,793                   $15,415
9/97          $14,770                  $17,274                   $16,571
12/97         $11,840                  $16,005                   $17,053
3/98          $12,459                  $16,610                   $19,430
6/98          $11,110                  $15,528                   $20,059
9/98          $8,614                   $13,011                   $18,069
12/98         $7,761                   $12,305                   $21,925
3/99          $8,125                   $13,434                   $23,009
6/99          $10,403                  $15,952                   $24,626
9/99          $10,528                  $16,114                   $23,086
12/99         $9,498                   $16,430                   $26,535
3/00          $9,842                   $18,369                   $27,132
6/00          $10,736                  $19,072                   $26,410
9/00          $11,589                  $20,438                   $26,153
12/00         $11,953                  $21,232                   $24,107
3/01          $12,130                  $20,185                   $21,249
6/01          $12,931                  $19,590                   $22,487
9/01          $10,965                  $16,553                   $19,178
12/01         $12,026                  $18,561                   $21,236
3/02          $13,753                  $20,418                   $21,292
6/02          $14,471                  $19,166                   $18,430
9/02          $13,566                  $16,009                   $15,257
12/02         $14,076                  $17,218                   $16,533
3/03          $14,065                  $17,012                   $16,021
6/03          $16,156                  $18,694                   $18,490
9/03          $16,396                  $18,670                   $18,964
12/03         $20,006                  $21,736                   $21,264
3/04          $21,202                  $23,208                   $21,647
6/04          $21,379                  $24,383                   $22,026
9/04          $24,573                  $27,306                   $21,594
12/04         $26,893                  $29,398                   $23,585
3/05          $29,047                  $33,448                   $23,083
6/05          $29,678                  $34,967                   $23,400
9/05          $38,207                  $43,391                   $24,243
12/05         $38,250                  $43,029                   $24,736
3/06          $41,401                  $47,448                   $25,795
6/06          $42,280                  $48,829                   $25,418

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.(beta)

3     Inception date: November 15, 1995.

4 The Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

6 The Goldman Sachs Natural Resources Sector Index is a modified capitalization-weighted index of companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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

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

                                RS INVESTORS FUND

     A CONCENTRATED ALL-CAP FUND FOCUSING ON UNDERVALUED COMPANIES WORLDWIDE

                                [PHOTOS OMITTED]

                                  ANDREW PILARA
                                Portfolio Manager
                               For bio see page 8

                                  DAVID KELLEY
                              Co-Portfolio Manager
                               For bio see page 8

                                    JOE WOLF
                              Co-Portfolio Manager
                               For bio see page 8

RS INVESTORS FUND

INVESTMENT STYLE

----------------------------------------------
LARGE-CAP           MID-CAP          SMALL-CAP
----------------------------------------------
  VALUE              BLEND             GROWTH
----------------------------------------------

FUND PHILOSOPHY THE RS INVESTORS FUND SEEKS TO INCREASE SHAREHOLDER CAPITAL OVER THE LONG TERM BY INVESTING IN COMPANIES THAT RS INVESTMENTS BELIEVES ARE
UNDERVALUED. THE FUND INTENDS TO HOLD 20 TO 40 SECURITIES AND INVEST IN VALUE-ORIENTED EQUITIES ACROSS SMALL-, MID-, AND LARGE-MARKET CAPITALIZATIONS.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

Our security analysis is better defined as business analysis. We concentrate on a company's business model, specifically focusing on the evaluation of unit-level economics. We attempt to understand the value drivers and analyze the relationships between the balance sheet, the funds flow statement, and the income statement. We believe that the stock price will track a company's ability to generate returns above its cost of capital over the long term. Our time horizon is two to three years, so we are willing to be patient.

We manage risk, which we define as a loss of capital, by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding positive returns will create wealth over the long term. We try to establish asymmetrical risk/reward parameters when initiating a position, looking for multiples of reward per unit of risk. As value investors we consider the most critical element of our process to be the establishment of a "margin of safety," which comes from buying businesses at a significant discount to their intrinsic value.

PERFORMANCE The RS Investors Fund declined 4.32% during the second quarter compared with a loss of 1.98% for the benchmark, the Russell 3000(R) Index 4. For the year-to-date period, the Fund gained 1.72% compared with a gain of 3.23% for the index.

PORTFOLIO REVIEW In the financials sector, we remain cautious about spread-based businesses as we feel that valuations fail to reflect the pressure on future earnings and returns. In fact, many banks have reduced the amount of reserves held for credit losses to improve near-term results. In addition, we think a flat yield curve will continue to put pressure on results as the difference between the yield on loans and deposits narrows. We continue to find good opportunities in other areas of the financials arena, however; two such examples are the Hanover Insurance Group (3.42% of assets as of 6/30/06) and Amvescap PLC (4.35%).

The Hanover Insurance Group is a regional insurer specializing in property and casualty coverage for individuals and small businesses in 18 states, with a primary focus on the northeastern United States. A majority of the company's revenues and cash flows are generated from personal auto and homeowner's insurance. We


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

view these markets as attractive given the relative ease of understanding loss patterns, the short duration of losses, and the positive demographic trends affecting the industry. We believe that over time these dynamics will lead to a business that will generate stable and consistent returns.

Our investment in Hanover was led by a change in management and an improved capital allocation philosophy. The prior management team focused on growing the riskier variable annuity portion of the business and de-emphasized the property and casualty side. The downturn in the equity markets beginning in 2000 led to heavy losses on the variable annuity book of business, significant reductions in capital, and rating agency pressures, which led to very real concerns regarding the viability of the organization. In 2003 a new management team, led by Fred Eppinger, was put in place. The company began several initiatives to stabilize the business and improve its returns on invested capital (ROIC). These initiatives included the divestiture of its variable annuity business and a focus on reunderwriting its property and casualty book of business. Although significant investment in the business continues, returns have clearly begun to improve as less profitable business has not been renewed or has been reunderwritten at much higher returns. In addition, we believe that the company has done an exceptional job of improving its capital levels and reserve adequacy and remains very focused on continuing to improve returns on new business. After three years of contraction, we believe that management is now in a position to grow the business but will remain disciplined as to its return requirements. Although Hanover detracted from performance in the second quarter, we remain confident that returns will continue to improve; with shares trading at a modest premium to book value, we are comfortable with our current position.

We continue to hold shares of Amvescap, the investment management group operating under the AIM, INVESCO, and Atlantic Trust brand names. The company has more than $400 billion in assets under management, with a diversified asset mix of both international and domestic equities, fixed income, money market funds, and, with its recently announced acquisition of Power Shares, exchange-traded funds. Although shares corrected and detracted from performance during the second quarter, we remain very optimistic with regard to the company's long-term opportunities.

Our investment in Amvescap is based on the belief that under a new management team, led by former Franklin Resources Co-CEO Martin Flanagan, the company is in the early stages of a multi-year turnaround in both operating efficiency and fund flows. Under the previous leadership, the company was challenged as effective stewards of capital and struggled with operational execution, and performance suffered. We believe that under the new management, the company has become much more focused on improving ROIC. Although we have already seen some early signs of management's improved focus, we expect returns to continue moving in a positive direction as costs remain rationalized, distribution improves, and asset levels increase -- all of which should allow for a significant improvement in free cash flow generation.

A detractor in the software sector during the quarter was Symantec (4.44%), the dominant supplier of both Internet security and enterprise storage management software. The company, historically known for its Norton brand security offering, broadened its product portfolio with the

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

RS INVESTORS FUND (Continued)

acquisition of storage management leader Veritas Corporation in the summer of 2005. The acquisition united two companies, each of which possesses a roughly 40% to 50% share of its respective market.

The combined company is attractive for a variety of reasons. From a fundamental perspective, Symantec generates high returns on capital, produces tremendous amounts of free cash flow, and has a pristine balance sheet. Its free cash flow profile is both predictable and recurring in nature. These characteristics are most notable in the Veritas and enterprise security businesses, where the cost of switching software providers is very high given that Symantec's products are deeply embedded within its clients' infrastructure. In the consumer business, renewal rates are very high given the relatively low price point and one-click renewal features.

Conversations with customers, competitors, and channel partners confirmed our thesis that Symantec is entrenched in what we believe to be information technology managers' two most prioritized areas of future spending: storage and security. In addition, we believe the combination of these two companies offers the potential for enhanced growth and further market share gains as Symantec bundles two products (security and storage) that have historically been sold independently. We believe that this cross-sale strategy will serve as an additional competitive advantage going forward.

We continue to find Symantec undervalued based on a sum-of-the-parts analysis as well as traditional discounted cash flow. We have organized Symantec into three business units: storage, consumer security, and enterprise security. The emergence of low-priced consumer security software offerings via the ISP channel has led many to doubt the durability of profits on the consumer side of the business. In our view these doubts have led investors to penalize unnecessarily the remaining, unrelated business segments. As a result of this disconnect, we believe that Symantec trades at a price that offers investors an asymmetrical return profile irrespective of how the consumer side of the business performs in the future.

We remain confident in our analysis despite the company's poor performance during the second quarter. It appears that company management agrees with our analysis, as management recently announced its intention to buy back more than $1.5 billion of stock.

Our energy investments continue to feel the negative impact of the market's concern over the short-term outlook for North American natural gas. As long-term value investors, however, we remain positive about the outlook for a number of our core holdings as we are able to own assets at a substantial discount to what we believe is their intrinsic value, calculated using commodity assumptions below current prompt month and futures prices. Compton Petroleum (2.99%) was affected, we believe, not only by a decline in the price of natural gas but also by a stretched balance sheet and an aggressive capital-spending program. Having spent considerable time with both management and the technical staff, we remain confident in the team's ability to continue to successfully develop the companies four core assets. In addition, we believe that management is open to the idea of monetizing its oil assets as a means to fully fund the capital program and deliver the balance sheet while enhancing the company's natural gas focus.

Another core holding that has been relatively flat but about which we remain excited is Eastman


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

Chemical (3.82%). Eastman is a hybrid chemical company with significant exposure to the commodity chemical PET combined with a presence in more-specialty segments such as acetate flake/tow, adhesives, and co-polyesters. We think the PET industry is likely to face a downturn, given a rapid expansion of supply over the next 24 months. Eastman is, however, in the process of commercializing a new technology called Integrex, which, if successful, we believe will provide the company with best quartile PET assets in North America and western Europe, thereby fulfilling the first maxim of successful execution in a commoditized industry: being the low-cost producer. Furthermore, we expect Eastman's co-polyester plants can move down the cost curve by swapping into the existing PET assets, which offer significant scale advantages. The company is also a leader in the world of coal gasification, generating 70% of cash flow from chemicals created via the synthetic gas process. This expertise, honed over 22 years of operations, provides material cost savings in the current environment and, perhaps more importantly, we think it provides significant optionality as it relates to future partners and expansion plans. Eastman is currently reviewing its strategic alternatives across all of its business lines, with the stated goal of optimizing ROIC as a means to create shareholder value - exactly what we think about when making our own capital allocation decisions. President and CEO Brian Ferguson, who assumed the role of chairman and CEO in 2002 after a career at the company, has faced pressure to utilize some of the current levels of free cash flow to repurchase stock in a piece-meal fashion (the dividend is a healthy 3.3%), yet we believe that his team's approach is the correct one. They are evaluating all of their options, analyzing the return characteristics of the projects both individually and in concert with one another as part of a strategy, and will present their findings and inclinations to shareholders in the fall. If the returns are not sufficient or sustainable, the cash and the cash flows will be returned to shareholders, which is precisely what we ask of all of our management teams. In the meantime we own a company at a discount to its peers, receive a nice dividend, and await the findings of a thoughtful, disciplined management team as they contemplate their options. We are happy to be paid to wait.

VALUE TEAM ADDITIONS We made two terrific additions to the Value Team: Ernst Schleimer and Andy Henderson. Prior to joining the firm in June, Ernst spent eight years at RCM Global Investors, where he was a senior analyst and sector head in the financial services group. He was also the lead portfolio manager of the RCM Financial Services Fund for almost two years. Prior to that he spent four years as an equity analyst at Franklin Resources, covering the financial services sector. Ernst holds a B.A. in economics and German area studies from Tufts University and an M.B.A. from the Stanford Graduate School of Business. He is also a Chartered Financial Analyst. Prior to joining the firm in 2006, Andy worked at Marin Capital Partners as a credit analyst for three years and as an associate at Brown Simpson Asset Management in their technology group for two years. Andy holds a B.A. in economics from the University of California at Berkeley and is currently a CFA level III candidate. Ernst will work directly with Rob Harris focusing on the financials area of the portfolio and Andy will be a generalist for the team.

OUTLOOK Across the global markets, the second quarter saw money flow into less risky asset classes and a reduction in more-speculative trades, resulting in large declines for emerging markets,

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

RS INVESTORS FUND (Continued)

commodities, and small-cap stocks. Indications that the Bank of Japan was moving toward a more proactive stance regarding excess liquidity undermined the performance of sectors where funds involved in the "carry trade" had significant investments. Finally, we witnessed the broad repricing of risk across asset classes. Our portfolio strategy at the outset of 2006 was cautious, with an emphasis on lower-risk investments, because we did not believe we were being sufficiently compensated by the market (we consider ourselves risk managers as much as we do money managers). We remain cautious with the market in transition, waiting for appropriate entry points.

Our outlook is for lower yields and higher stock prices by the end of the second quarter of 2007 while recognizing that it is the interim period that will create anxieties for investors. We are currently in a "World Cup stock market"-- lots of back and forth action but not much scoring. Although corporate profits have increased to double-digit levels, we have experienced a compression in valuations due to an increase in discount rates.

With the Federal Reserve Board leaning on interest rates, weakening consumer spending, and a housing downturn, we appear to be transitioning to a period of slower corporate profit growth and lower inflation. All four of the major central banks are in a tightening mode. With these central banks' trying to prove their prudence and a flat yield curve, we expect that inflation concerns should ease later in the year. We believe this should lead to the end of the current valuation compression, resulting in excellent investment opportunities.

Our portfolio policy during this transition period is to manage our cash prudently and be vigilant about valuations. If you believe that the market is poised for a significant short-term rally, the Fund may likely disappoint you. We will not assume the risks necessary to maximize profits but instead aim to optimize returns by entering investments with asymmetric risk/reward profiles.

We will continue to use these commentaries as an opportunity to communicate our objectives and principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our philosophy, work ethic, and commitment to improvement will result in our reaching our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

We appreciate your support and confidence in our work.

/s/ Andrew Pilara                       /s/ David Kelley

Andrew Pilara                           David Kelley
Portfolio Manager                       Co-Portfolio Manager

/s/ Joe Wolf

Joe Wolf
Co-Portfolio Manager


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

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06, inception date 11/15/05)

Corrections Corp. of America                                               0.98%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          0.98%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                   0.93%
--------------------------------------------------------------------------------
Hanover Insurance Group, Inc.                                              0.53%
--------------------------------------------------------------------------------
Key Energy Services, Inc.                                                  0.46%
--------------------------------------------------------------------------------
PPL Corp.                                                                  0.38%
--------------------------------------------------------------------------------
Assurant, Inc.                                                             0.35%
--------------------------------------------------------------------------------
Torchmark Corp.                                                            0.30%
--------------------------------------------------------------------------------
Corinthian Colleges, Inc.                                                  0.23%
--------------------------------------------------------------------------------
Magellan Health Services, Inc.                                             0.21%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06, inception date 11/15/05)

eResearch Technology, Inc.                                                -1.69%
--------------------------------------------------------------------------------
Compton Petroleum Corp.                                                   -0.79%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                -0.75%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                        -0.68%
--------------------------------------------------------------------------------
The St. Joe Co.                                                           -0.30%
--------------------------------------------------------------------------------
Amvescap PLC                                                              -0.28%
--------------------------------------------------------------------------------
Symantec Corp.                                                            -0.27%
--------------------------------------------------------------------------------
Discovery Holding Co.                                                     -0.18%
--------------------------------------------------------------------------------
Conseco, Inc.                                                             -0.18%
--------------------------------------------------------------------------------
Willis Group Holdings Ltd.                                                -0.10%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.

                                                      WWW.RSINVESTMENTS.COM | 65

ASSETS UNDER MANAGEMENT: $62.5 million

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    0.0%
Consumer Discretionary                                                     31.9%
Consumer Staples                                                            0.0%
Financial Services                                                         28.0%
Health Care                                                                 3.6%
Integrated Oils                                                             4.3%
Materials and Processing                                                    8.9%
Other Energy                                                                8.2%
Producer Durables                                                           1.2%
Technology                                                                  4.4%
Utilities                                                                   4.5%
Other                                                                       0.0%
Cash                                                                        5.0%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Corrections Corp. of America                                               6.65%
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       5.96%
--------------------------------------------------------------------------------
Triarc Cos., Inc.                                                          5.27%
--------------------------------------------------------------------------------
Key Energy Services, Inc.                                                  5.19%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                         5.15%
--------------------------------------------------------------------------------
MI Developments, Inc.                                                      5.10%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                 4.91%
--------------------------------------------------------------------------------
Conseco, Inc.                                                              4.65%
--------------------------------------------------------------------------------
Assurant, Inc.                                                             4.48%
--------------------------------------------------------------------------------
PPL Corp.                                                                  4.45%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                          Total
                                                  Year-to-Date     Return Since
                                                        Return      Inception 3
--------------------------------------------------------------------------------
RS Investors Fund                                         1.72%            6.20%
--------------------------------------------------------------------------------
Russell 3000(R) Index 4                                   3.23%            5.32%
--------------------------------------------------------------------------------
S&P 500(R) Index                                          2.76%            4.59%
--------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 11/15 /05

                    RS Investors Fund        Russell 3000[R] Index 4
11/15/05             $10,000                  $10,000
11/05                $10,230                  $10,194
12/05                $10,440                  $10,203
1/06                 $10,980                  $10,544
2/06                 $10,810                  $10,562
3/06                 $11,100                  $10,745
4/06                 $11,190                  $10,861
5/06                 $10,900                  $10,514
6/06                 $10,620                  $10,532

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3 RS INVESTORS FUND'S "since inception" return is not annualized and represents cumulative total return. (Inception date: 11/15/05.)

4 The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.


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

                               RS PARTNERS FUND +

              A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

                                [PHOTOS OMITTED]

                                  ANDREW PILARA
                                Portfolio Manager
                               For bio see page 8

                                  DAVID KELLEY
                              Co-Portfolio Manager
                               For bio see page 8

                                    JOE WOLF
                              Co-Portfolio Manager
                               For bio see page 8

+ RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 42 of the Prospectus.

RS PARTNERS FUND

INVESTMENT STYLE

-----------------------------------------
LARGE-CAP        MID-CAP        SMALL-CAP
-----------------------------------------
  VALUE           BLEND          GROWTH
-----------------------------------------

FUND PHILOSOPHY THE RS PARTNERS FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES -- PRINCIPALLY OF COMPANIES WITH MARKET CAPITALIZATIONS OF UP TO $3 BILLION -- USING A VALUE METHODOLOGY COMBINING BALANCE SHEET ANALYSIS WITH CASH FLOW ANALYSIS.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

Our security analysis is better defined as business analysis. We concentrate on a company's business model, specifically focusing on the evaluation of unit-level economics. We attempt to understand the value drivers and analyze the relationship among the balance sheet, the funds flow statement, and the income statement. We believe that the stock price will track a company's ability to generate returns above its cost of capital over the long term. Our time horizon is two to three years, so we are willing to be patient.

We manage risk, which we define as a loss of capital, by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding positive returns will create wealth over the long term. We try to establish asymmetrical risk/reward parameters when initiating a position, looking for multiples of reward per unit of risk. As value investors we consider the most critical element of our process to be the establishment of a "margin of safety," which comes from buying businesses at a significant discount to their intrinsic value.

As fellow investors in the RS Partners Fund, we ask that you not expect returns similar to those achieved over the past few years, which we view to be unsustainable.

PERFORMANCE The RS Partners Fund declined 3.21% during the second quarter compared with a loss of 2.70% for the benchmark, the Russell 2000(R) Value Index
4. For the year-to-date period, the Fund gained 4.97% compared with a 10.44% gain for the index.

PORTFOLIO REVIEW During the second quarter, we saw the acquisition of another one of our portfolio companies, SSA Global Technologies. In the Value portfolios, we have had upward of 10 companies purchased in the past 12 months by either strategic buyers or private equity. We believe that this trend is a confirmation that we are doing a good job of identifying undervalued businesses in the market. SSA is a provider of enterprise resource planning and strategic extension products such as supply-chain management and corporate performance management. The company focuses on selling to mid-market manufacturers across diverse end markets.

In the financials sector, we remain cautious about spread-based businesses as we feel that valuations fail to reflect the pressure on future earnings and


68 | CALL 1-800-766-FUND
returns. In fact, many banks have reduced the amount of reserves held for credit losses to improve near-term results. In addition, we think a flat yield curve will continue to put pressure on results as the difference between the yield on loans and on deposits narrows. We continue to find good opportunities in other areas of the financials arena, however; two such examples are the Hanover Insurance Group (3.14% of assets as of 6/30/06) and Hancock Holding (1.31%).

The Hanover Insurance Group is a regional insurer specializing in property and casualty coverage for individuals and small businesses in 18 states, with a primary focus on the Northeast. A majority of the company's revenues and cash flows are generated from personal auto and homeowner's insurance. We view these markets as attractive given the relative ease of understanding loss patterns, the short duration of losses, and the positive demographic trends affecting the industry. We believe that over time these dynamics will lead to a business that will generate stable and consistent returns.

Our investment in Hanover was led by a change in management and an improved capital allocation philosophy. The prior management team focused on growing the riskier variable annuity portion of the business and de-emphasized the property and casualty side. The downturn in the equity markets beginning in 2000 led to heavy losses on the variable annuity book of business, significant reductions in capital, and rating agency pressures, which led to very real concerns regarding the organization's viability. In 2003 a new management team, led by Fred Eppinger, was put in place. The company began several initiatives to stabilize the business and improve its ROIC. These initiatives included the divestiture of its variable annuity business and a focus on re-underwriting its property and casualty book of business. Although significant investment in the business continues, returns have clearly begun to improve as less profitable business has not been renewed or has been reunderwritten at much higher returns. In addition, we believe that the company has done an exceptional job of improving its capital levels and reserve adequacy and remains very focused on continuing to improve returns on new business. After three years of contraction, we believe that management is now in a position to grow the business but will remain disciplined as to its return requirements. Although Hanover detracted from performance in the second quarter, we remain confident that returns will continue to improve; with shares trading at a modest premium to book value, we are comfortable with our current position.

We continue to favor the shares of Hancock Holding Company, a commercial and retail bank with a footprint along the Mississippi Gulf Coast and Louisiana, despite share price appreciation since our initial purchase. The bank has 102 branches and more than $5 billion in assets, and it controls in excess of 50% of the Mississippi Gulf Coast market. Over the next several years, we think Hancock should see a significant improvement in returns as a result of the Hurricane Katrina rebuilding effort and the expansion of the gaming industry in the Gulfport region. Thus far we have seen a significant increase in deposit growth as a result of insurance and Federal Emergency Management Agency money being paid out to individuals and businesses, which has led to an improved net interest margin and an improved returns on assets. We believe that returns will be further enhanced going forward by improved loan growth as rebuilding efforts continue for the next several years and the region's gaming industry begins its expansion to

                                                      WWW.RSINVESTMENTS.COM | 69
onshore facilities. Although we expect further credit losses from the hurricane, we believe that management's conservative reserve positioning and capital levels should minimize the impact on returns.

Our investment in Hancock is predicated on the belief that this well-capitalized bank with a very conservative balance sheet and a significant market share will see substantial improvement in returns from increased deposit and loan growth and will not feel a significant adverse impact of credit losses. Thus far the deposit portion of our thesis has played out above our expectations. Additionally, we remain confident that credit remains in check and that in time, significant loan growth will emerge. Given the underlying fundamental environment, we believe that the shares remain very reasonably priced.

A significant detractor during the second quarter and year to date was close-out retailer Tuesday Morning (1.48%). The company offers 50% to 80% discounts on high-quality gifts, home furnishings, and related items. It holds 10 sales events per year, each of which lasts four to five weeks. Tuesday Morning drives most of the traffic to its stores by leveraging its proprietary 8-million-member database via a direct marketing promotion of its sales events. As a result of this unique marketing strategy, the company is able to minimize real estate costs by locating well off the beaten path. Tuesday Morning operates 750 widely dispersed stores in 43 states.

At the time of investment, Tuesday Morning, along with other retailers of home furnishings was facing a very difficult external environment (due to high gas prices, rising interest rates, decreasing benefits from home equity refinancing, and increased competition from the likes of Target [0.00%] and TJ Maxx [0.00%]). Additionally, May (0.00%) and Federated (0.00%) had recently merged and were reducing store count, which created a glut of home-furnishing merchandise.

Although we recognized that the external environment was difficult, we found Tuesday Morning's business model to be quite unique. When we calculate unit-level economics for a retail concept, we capitalize the lease payments to be able to measure true economic returns. On a fully capitalized basis, the company had among the best unit-level economics of any retailer we have seen. We also believed that the company had the opportunity to add 40% to 60% to its asset base over a medium-term timeframe. We always appreciate businesses that are able to reinvest in themselves at returns far in excess of their cost of capital. It was our belief that Tuesday Morning had a highly adaptable business model that would prove resilient despite the difficult fundamental backdrop. Furthermore, the company was trading at a very low valuation, had a pristine balance sheet, offered a greater than 3% dividend yield, and was generating significant free cash flow after new stores and the dividend. We believed that the difficult environment was reflected in the valuation of the shares.

Needless to say, we greatly underestimated the headwinds facing the company and the industry. In our valuation work, we used what we thought were conservative sales and margin assumptions that were well below the views expressed by management. Even with our conservative estimates, we believed that the company would generate returns well in excess of their cost of capital and would produce significant free cash flow. We also believed that the dividend would help protect our downside. This downside analysis proved to be not nearly conservative enough as


70 | CALL 1-800-766-FUND
the company's same-store sales declined almost 10% for the quarter. This weakness was attributable exclusively to a decrease in traffic rather than a decrease in the basket size. The share prices also suffered from the unexpected departure of CFO Loren Jensen. We pride ourselves on buying businesses that are fundamentally improving, which will lead to increased ROIC levels. Our main mistake with the Tuesday Morning investment was our attempt to catch a falling knife, knowing that fundamentals were still deteriorating. Despite these difficulties, we continue to believe that Tuesday Morning will produce returns far in excess of its cost of capital and is worth substantially more than its current enterprise value.

Our energy investments continue to feel the negative impact of the market's concern over the short-term outlook for North American natural gas. As long-term value investors, however, we remain positive about the outlook for a number of our core holdings as we are able to own assets at a substantial discount to what we believe is their intrinsic value, calculated using commodity assumptions below current prompt month and futures prices. Compton Petroleum (2.31%) was affected, we believe, not only by a decline in the price of natural gas but also by a stretched balance sheet and an aggressive capital-spending program. Having spent considerable time with both management and the technical staff, we remain confident in the team's ability to continue to prove up the four main development plays. In addition, we believe that management is open to the idea of monetizing its oil assets as a means to fully fund the capital program and deliver the balance sheet while enhancing the company's natural gas focus.

A relatively new addition to the Fund is Allegheny Technologies (1.55%). Under the leadership of Pat Hassey, who joined the company in 2003 as president and CEO after a career at Alcoa, Allegheny has evolved from a commodity stainless-steel producer to a leading provider of specialty metals and alloys into secularly strong end markets such as aerospace, electricity distribution, medical devices, and the oil patch. By shifting away from low-end commoditized products, we believe that the company has been able to improve its pricing leverage, pass through raw-material cost increases, and optimize utilization rates of the existing assets, which has been reflected in improved margins and returns -- the two key elements to driving higher ROIC. With volumes sold out and raw materials increasingly difficult to obtain, Allegheny recently announced a self-funded four-stage growth plan to expand its titanium sponge and melt capacity to meet its customers' needs. The plan, which will cost roughly $500 million over three years, is a significant investment; yet even at historical midcycle prices, we think it could generate after-tax returns north of 20%.

When we look at investment  opportunities,  we ask ourselves four key questions:
(1) Are the industry fundamentals strong? (2) Can after-tax returns improve and, if so, can the company grow its capital footprint? (3) What is the quality of the management team and how do they think about creating shareholder value? and
(4) What is the valuation and do we have a sufficient margin of safety and an asymmetric risk/reward profile to make an investment? For Allegheny Technologies, we believe the answer to questions 1 and 2 is an unequivocal yes.We also have tremendous faith in Pat Hassey and his team; and from a valuation perspective, Allegheny's revenue stream is now roughly 80% specialty and 20% commodity yet it trades at a mid-single-digit multiple of EBITDA

                                                      WWW.RSINVESTMENTS.COM | 71

(earnings  before  interest,   taxes,   depreciation,   and  amortization)  with
double-digit free cash yields, cheaper than many commodity carbon steel producers.

VALUE TEAM ADDITIONS We made two terrific additions to the Value Team: Ernst Schleimer and Andy Henderson. Prior to joining the firm in June, Ernst spent eight years at RCM Global Investors, where he was a senior analyst and sector head in the financial services group. He was also the lead portfolio manager of the RCM Financial Services Fund for almost two years. Prior to that he spent four years as an equity analyst at Franklin Resources, covering the financial services sector. Ernst holds a B.A. in economics and German area studies from Tufts University and an M.B.A. from the Stanford Graduate School of Business. He is also a Chartered Financial Analyst. Prior to joining the firm in 2006, Andy worked at Marin Capital Partners as a credit analyst for three years and as an associate at Brown Simpson Asset Management in their technology group for two years. Andy holds a B.A. in economics from the University of California at Berkeley and is currently a CFA level III candidate. Ernst will work directly with Rob Harris focusing on the financials area of the portfolio and Andy will be a generalist for the team.

OUTLOOK Across the global markets, the second quarter saw money flow into less risky asset classes and a reduction in more-speculative trades, resulting in large declines for emerging markets, commodities and small-cap stocks. We believe that indications that the Bank of Japan was moving toward a more proactive stance regarding excess liquidity undermined the performance of sectors where funds involved in the "carry trade" had significant investments. Finally, we witnessed the broad re-pricing of risk across asset classes. Our portfolio strategy at the outset of 2006 was cautious with an emphasis on lower-risk investments because we did not believe we were being sufficiently compensated by the market (we consider ourselves risk managers as much as we do money managers). We remain cautious with the market in transition, waiting for appropriate entry points.

Our outlook is for lower yields and higher stock prices by the end of the second quarter of 2007 while recognizing that it is the interim period that will create anxieties for investors. We are currently in a "World Cup stock market"-- lots of back and forth action but not much scoring. Although corporate profits have increased to double-digit levels, we have experienced a compression in valuations due to an increase in discount rates.

With the Federal Reserve Board leaning on interest rates, weakening consumer spending, and a housing downturn, we appear to be transitioning to a period of slower corporate profit growth and lower inflation. All four of the major central banks are in a tightening mode. With these central banks' trying to prove their prudence and a flat yield curve, we believe inflation concerns should ease later in the year. We expect this to lead to the end of the current valuation compression and, with that, excellent investment opportunities.

Our portfolio policy during this transition period is to manage our cash prudently and be vigilant about valuations. If you believe that the market is poised for a significant short-term rally, the Fund may likely disappoint you. We will not assume the risks necessary to maximize profits but instead aim to optimize returns by entering investments with asymmetric risk/reward profiles.

We will continue to use these commentaries as an opportunity to communicate our objectives and principles. Our long-term goal is to be considered


72 | CALL 1-800-766-FUND
one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our philosophy, work ethic, and commitment to improvement will result in our reaching our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

We appreciate your support and confidence in our work.

/s/ Andrew Pilara        /s/ David Kelley

Andrew Pilara            David Kelley
Portfolio Manager        Co-Portfolio Manager

/s/ Joe Wolf

Joe Wolf
Co-Portfolio Manager

                                                      WWW.RSINVESTMENTS.COM | 73

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Peabody Energy Corp.                                                       0.87%
--------------------------------------------------------------------------------
Magellan Health Services, Inc.                                             0.85%
--------------------------------------------------------------------------------
Goldcorp, Inc.                                                             0.76%
--------------------------------------------------------------------------------
Allegheny Technologies, Inc.                                               0.70%
--------------------------------------------------------------------------------
AMERIGROUP Corp.                                                           0.66%
--------------------------------------------------------------------------------
Corrections Corp. of America                                               0.62%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     0.56%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                   0.53%
--------------------------------------------------------------------------------
Hanover Insurance Group, Inc.                                              0.52%
--------------------------------------------------------------------------------
Lazard Ltd.                                                                0.50%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Tuesday Morning Corp.                                                     -0.94%
--------------------------------------------------------------------------------
eResearch Technology, Inc.                                                -0.92%
--------------------------------------------------------------------------------
Compton Petroleum Corp.                                                   -0.72%
--------------------------------------------------------------------------------
Novell, Inc.                                                              -0.44%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                -0.43%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                      -0.43%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                        -0.39%
--------------------------------------------------------------------------------
Alexander & Baldwin, Inc.                                                 -0.35%
--------------------------------------------------------------------------------
Spectrum Brands, Inc.                                                     -0.31%
--------------------------------------------------------------------------------
Playboy Enterprises, Inc.                                                 -0.26%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in small-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.


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

ASSETS UNDER MANAGEMENT: $2.4 billion

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    3.5%
Consumer Discretionary                                                     26.7%
Consumer Staples                                                            0.0%
Financial Services                                                         22.5%
Health Care                                                                 6.8%
Integrated Oils                                                             3.0%
Materials and Processing                                                    7.7%
Other Energy                                                                8.1%
Producer Durables                                                           0.9%
Technology                                                                  1.2%
Utilities                                                                   0.0%
Other                                                                       0.0%
Cash                                                                       19.6%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Corrections Corp. of America                                               3.99%
--------------------------------------------------------------------------------
Triarc Cos., Inc.                                                          3.87%
--------------------------------------------------------------------------------
Hanover Insurance Group, Inc                                               3.14%
--------------------------------------------------------------------------------
AP Alternative Assets, L.P.                                                3.04%
--------------------------------------------------------------------------------
ADVO, Inc.                                                                 3.03%
--------------------------------------------------------------------------------
Key Energy Services, Inc.                                                  3.02%
--------------------------------------------------------------------------------
Paramount Resources Ltd.                                                   2.95%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                         2.93%
--------------------------------------------------------------------------------
Corinthian Colleges, Inc.                                                  2.80%
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                       2.79%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                     3-Year       5-Year      10-Year     Annualized          Total
                                   Year-to-Date         1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                         Return   Total Return       Return       Return       Return    Inception 3    Inception 3
------------------------------------------------------------------------------------------------------------------------------------
RS Partners Fund                           4.97%         12.98%       26.02%       20.09%       14.47%         16.35%        427.02%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index 4             10.44%         14.61%       21.01%       13.09%       13.26%         13.70%        309.10%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                         2.76%          8.62%       11.19%        2.48%        8.31%          9.54%        171.74%
------------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 7/12/95

                    RS Partners Fund          Russell 2000[R] Value Index 4
7/12/95              $10,000                   $10,000
9/95                 $10,190                   $10,532
12/95                $10,390                   $10,839
3/96                 $12,300                   $11,314
6/96                 $13,640                   $11,777
9/96                 $14,070                   $11,952
12/96                $14,873                   $13,155
3/97                 $14,975                   $13,122
6/97                 $16,177                   $15,103
9/97                 $18,173                   $17,049
12/97                $17,561                   $17,336
3/98                 $18,999                   $18,784
6/98                 $17,146                   $18,105
9/98                 $13,140                   $14,869
12/98                $12,752                   $16,218
3/99                 $12,365                   $14,646
6/99                 $13,803                   $17,070
9/99                 $13,206                   $15,735
12/99                $13,228                   $15,976
3/00                 $13,704                   $16,587
6/00                 $14,456                   $16,911
9/00                 $17,077                   $18,152
12/00                $17,387                   $19,623
3/01                 $18,570                   $19,814
6/01                 $21,103                   $22,119
9/01                 $17,962                   $19,170
12/01                $20,295                   $22,375
3/02                 $22,006                   $24,518
6/02                 $21,742                   $23,998
9/02                 $19,663                   $18,889
12/02                $20,545                   $19,818
3/03                 $21,075                   $18,812
6/03                 $26,333                   $23,087
9/03                 $29,111                   $24,870
12/03                $34,028                   $28,940
3/04                 $37,087                   $30,943
6/04                 $36,977                   $31,205
9/04                 $39,593                   $31,252
12/04                $44,854                   $35,378
3/05                 $44,299                   $33,971
6/05                 $46,647                   $35,695
9/05                 $50,685                   $36,799
12/05                $50,207                   $37,044
3/06                 $54,451                   $42,047
6/06                 $52,702                   $40,910

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: July 12, 1995.

4 The Russell 2000(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

                                                      WWW.RSINVESTMENTS.COM | 75

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

                                  RS VALUE FUND

               A MID-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

                                [PHOTOS OMITTED]

                                  ANDREW PILARA
                                Portfolio Manager
                               For bio see page 8

                                  DAVID KELLEY
                              Co-Portfolio Manager
                               For bio see page 8

                                    JOE WOLF
                              Co-Portfolio Manager
                               For bio see page 8

RS VALUE FUND

INVESTMENT STYLE

-------------------------------
LARGE-CAP   MID-CAP   SMALL-CAP
-------------------------------
  VALUE      BLEND     GROWTH
-------------------------------

FUND PHILOSOPHY THE RS VALUE FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL AND INVESTS PRINCIPALLY IN SMALL- AND MID-CAP COMPANIES AS DEFINED IN OUR MOST CURRENT PROSPECTUS. THE FUND INVESTS USING A VALUE METHODOLOGY COMBINING BALANCE SHEET AND CASH FLOW ANALYSIS.

INVESTMENT PROCESS Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of the company's cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

Our security analysis is better defined as business analysis. We concentrate on a company's business model, specifically focusing on the evaluation of unit-level economics. We attempt to understand the value drivers and analyze the relationships among the balance sheet, the funds flow statement, and the income statement. We believe that the stock price will track a company's ability to generate returns above its cost of capital over the long term. Our time horizon is two to three years, so we are willing to be patient.

We manage risk, which we define as a loss of capital, by continuously assessing the risk/return profile of our investments. All portfolio managers and analysts on the RS Value Team are evaluated according to how much money their investments lose. We believe that if you lose less in down markets, the law of compounding positive returns will create wealth over the long term. We try to establish asymmetrical risk/reward parameters when initiating a position, looking for multiples of reward per unit of risk. As value investors we consider the most critical element of our process to be the establishment of a "margin of safety," which comes from buying businesses at a significant discount to their intrinsic value.

As fellow investors in the RS Value Fund, we ask that you not expect returns similar to those achieved over the past few years, which we view to be unsustainable.

PERFORMANCE The RS Value Fund declined 0.39% during the second quarter compared with a loss of 0.56% for the benchmark, the Russell Midcap(R) Value Index 4. For the year-to-date period, the Fund gained 4.11% compared with a gain of 7.02% for the index.

PORTFOLIO REVIEW One of the top performers during the second quarter and over the past year was Magellan Health Services (2.02% of assets as of 6/30/06). Magellan is the country's largest manager of behavioral health care benefits with more than a 40% market share, servicing nearly 60 million individuals through a network of more than 60,000 providers and 6,000 facilities.

As we have communicated in prior letters, our central health care priority in the Fund is to find companies that are successfully helping control --and reduce out-of-control -- health care cost inflation. Our Magellan investment clearly conforms to this theme. When we initiated the position in late 2004, we were investing, in our opinion, in a terrific management team led by Steve Shulman and in a company that generated high returns on its capital, produced large amounts of free cash flow, had a terrific balance sheet, and was trading at a very low valuation.


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

Although the investment did not perform well out of the gates, we were able to significantly increase our position at lower prices when its private equity sponsors chose to exit their positions.

We believe Magellan's business model is attractive as its behavioral health business has limited underwriting risk. Furthermore, we think its dominant market share enables the company to produce a highly value-added service with few alternative options to its customers. Behavioral health patients consume a disproportionate share of our system's health care dollars. We believe Magellan is an expert at actively managing these higher-cost patients in a way that ensures better outcomes for the patients and lower costs for their payers. Although a few large commercial managed-care companies have chosen to in-source the behavioral service, we think the vast majority of Magellan's business should prove highly predictable and durable. This has been confirmed through discussions with many of its customers.

We also believe Magellan's management team has done a terrific job of extending the benefits platform to other high-cost verticals with recent acquisitions. In the past month, Magellan acquired ICORE Healthcare, a specialty pharmaceutical management company focused on managing the cost and the distribution of specialty drugs used in a number of therapeutic categories such as multiple sclerosis, rheumatoid arthritis, and hemophilia. Earlier this year Magellan acquired NIA, a company focused on managing radiology benefits. Both specialty pharma and radiology are high-cost areas that are growing in excess of 40%, which we believe then drive the demand for specialized cost management by companies like Magellan. Additionally, we believe significant cross-selling opportunities exist as there is very little customer overlap between Magellan's core business and the customers of the acquired businesses. Furthermore, our discussions with current and potential clients suggest that as payers continue to struggle with controlling their cost trends, they will continue to look to companies like Magellan to both administer and assume the risk of managing these high-cost patients and services.

As is always the case when our companies make significant capital investments, we ran a detailed return on invested capital (ROIC) analysis of the acquisitions. In the case of both of these transactions, we believe Magellan will be able to comfortably earn returns well in excess of its weighted average cost of capital. With these acquisitions it appears that Magellan has been able to significantly improve its secular growth profile. The company also continues to generate large amounts of free cash flow and remains significantly underlevered, which we expect will allow the team to continue to do value-enhancing acquisitions.

One of the detractors during the second quarter was software provider Symantec (2.08%), the dominant supplier of both Internet security and enterprise storage management software. The company, historically known for its Norton brand security offering, broadened its product portfolio with the acquisition of storage management leader, Veritas Corporation, in the summer of 2005. The acquisition united two companies, each of which possesses a roughly 40% to 50% share of its respective market.

We believe the combined company is attractive for a variety of reasons. From a fundamental perspective, Symantec generates high ROIC, produces tremendous amounts of free cash flow, and has a pristine balance sheet. Its free cash flow profile is both predictable and recurring in nature. These characteristics are most notable in the Veritas and enterprise security businesses, where the cost of switching software providers is

                                                      WWW.RSINVESTMENTS.COM | 79
very high given that Symantec's products are deeply embedded within its clients' infrastructure. In the consumer business, renewal rates are very high given the relatively low price point and one-click renewal features.

Conversations with customers, competitors, and channel partners confirmed our thesis that Symantec is entrenched in what we believe to be information technology managers' two most prioritized areas of future spending: storage and security. In addition, we believe the combination of these two companies offers the potential for enhanced growth and further market share gains as Symantec bundles two products -- security and storage -- that have historically been sold independently. We believe that this cross-sale strategy will serve as an additional competitive advantage going forward.

We continue to find Symantec undervalued based on a sum-of-the-parts analysis as well as traditional discounted cash flow. We have organized Symantec into three business units: storage, consumer security, and enterprise security. The emergence of low-priced consumer security software offerings via the ISP channel has led many to doubt the durability of profits on the consumer side of the business. In our view these doubts have led investors to unnecessarily penalize the remaining, unrelated business segments. As a result of this disconnect, we believe that Symantec trades at a price that offers investors an asymmetrical return profile irrespective of how the consumer side of the business performs in the future.

We remain confident in our analysis despite the poor performance during the second quarter. It appears that company management agrees with our analysis as management recently announced its intention to buy back more than $1.5 billion of stock.

In the financials sector, we remain cautious about spread-based business models as we feel that valuations fail to reflect the pressure on future earnings and returns. In fact, many banks have reduced the amount of reserves held for credit losses to improve near-term results. In addition, we think a flat yield curve will continue to put pressure on results as the difference between the yield on loans and on deposits narrows. We continue to find good opportunities in other areas of the financials arena, however; below we highlight two such examples:
Amvescap PLC (2.08%) and Genworth Financial (2.02%).

We continue to hold shares of Amvescap, the investment management group operating under the AIM, INVESCO, and Atlantic Trust brand names. The company has more than $400 billion in assets under management, with a diversified asset mix of both international and domestic equities, fixed income, money market funds, and, with its recently announced acquisition of Power Shares exchange-traded funds. Although shares corrected and detracted from performance during the second quarter, we remain very optimistic with regard to the company's long-term opportunities.

Our investment in Amvescap is based on the belief that under a new management team, led by former Franklin Resources Co-CEO Martin Flanagan, the company is in the early stages of a multi-year turnaround in both operating efficiency and fund flows. Under the previous leadership, the company was challenged as effective stewards of capital and struggled with operational execution, and performance suffered. We believe that under the new management, the company has become much more focused on improving ROIC. Although we have already seen some early signs of management's improved focus, we expect returns to continue moving in a positive direction as costs remain rationalized, distribution improves, and asset levels increase --


80 | CALL 1-800-766-FUND
all of which should allow for a significant improvement in free cash flow generation.

Within the insurance space, we continue to own shares of Genworth Financial, the former life and mortgage insurance operations of General Electric. Shares have performed well of late as a result, we believe, of continued execution on management's ROIC improvement strategy and low valuation. We believe over the next couple of years, returns should improve as its lower return book of business continues to run off, excess capital is redeployed back into the business, and yields on the investment portfolio rise. In our opinion Genworth is a classic asymmetric return story, with minimal downside (stock trades at 1.2 times book value) and material upside from current levels. We think Genworth has a very astute management team, and we expect capital to be reinvested at materially higher returns over time. Additionally, we believe that over time, as the U.S. population continues to age, the demand for Genworth's higher-return products will increase, as the demand for retirement savings products rise.

Our investment in Genworth is predicated on the belief that while the company was operating under General Electric, returns were not being fully realized in spite of a strong management team. We believe that, as an independent company, Genworth will now be able to optimize returns as the drag from the parent's actions will no longer persist. Management has taken some initial steps to improve the returns of the business, but we expect the improvements to continue as the company more effectively manages its balance sheet and capital position.

A relatively new addition to the Fund is Allegheny Technologies (2.06%). Under the leadership of Pat Hassey, who joined the company in 2003 as president and CEO after a career at Alcoa, Allegheny has evolved from a commodity stainless-steel producer to a leading provider of specialty metals and alloys into secularly strong end markets such as aerospace, electricity distribution, medical devices, and the oil patch. By shifting away from low-end commoditized products, we believe that Allegheny has been able to improve its pricing leverage, pass through raw-material cost increases and optimize utilization rates of the existing assets, which has been reflected in improved margins and returns -- the two key elements to driving higher ROIC. With volumes sold out and raw materials increasingly difficult to obtain, Allegheny recently announced a self-funded four-stage growth plan to expand its titanium sponge and melt capacity to meet its customers' needs. The plan, which will cost roughly $500 million over three years, is a significant investment yet even at historical midcycle prices, we think it could generate after-tax returns north of 20%.

When we look at investment  opportunities,  we ask ourselves four key questions:
(1) Are the industry fundamentals strong? (2) Can after-tax returns improve and, if so, can the company grow its capital footprint? (3) What is the quality of the management team and how do they think about creating shareholder value? and
(4) What is the valuation and do we have a sufficient margin of safety and an asymmetric risk/reward profile to make an investment? For Allegheny Technologies, we believe the answer to questions 1 and 2 is an unequivocal yes. We also have tremendous faith in Pat Hassey and his team; and from a valuation perspective, Allegheny's revenue stream is now roughly 80% specialty and 20% commodity yet it trades at a mid-single-digit multiple of EBITDA (earnings before interest, taxes, depreciation, and amortization) with double-digit free cash yields, cheaper than many commodity carbon steel producers.

                                                      WWW.RSINVESTMENTS.COM | 81

Another core holding which has been relatively flat but about which we remain excited is Eastman Chemical (1.64%). Eastman is a hybrid chemical company with significant exposure to the commodity chemical PET combined with a presence in more-specialty segments such as acetate flake/tow, adhesives and co-polyesters. We think the PET industry is likely to face a downturn, given a rapid expansion of supply over the next 24 months. Eastman is, however, in the process of commercializing a new technology called Integrex, which, if successful, we believe will provide the company with best quartile PET assets in North America and western Europe, thereby fulfilling the first maxim of successful execution in a commoditized industry: being the low-cost producer. Furthermore, we expect Eastman's co-polyester plants can move down the cost curve by swapping into the existing PET assets, which offer significant scale advantages. The company is also a leader in the world of coal gasification, generating 70% of cash flow from chemicals created via the synthetic gas process. This expertise, honed over 22 years of operations, provides material cost savings in the current environment and, perhaps more important, we think it provides significant optionality as it relates to future partners and expansion plans.

Eastman is currently reviewing its strategic alternatives across all of its business lines, with the stated goal of optimizing ROIC as a means to create shareholder value - exactly what we think about when making our own capital allocation decisions. President and CEO Brian Ferguson, who assumed the role of Chairman and CEO in 2002 after a career at the company, has faced pressure to utilize some of the current levels of free cash flow to repurchase stock in a piecemeal fashion (the dividend yield is a healthy 3.3%), yet we believe that his team's approach is the correct one. They are evaluating all of their options, analyzing the return characteristics of the projects both individually and in concert with one another as part of a strategy, and will present their findings and inclinations to shareholders in the fall. If the returns are not sufficient or sustainable, the cash and the cash flows will be returned to shareholders, which is precisely what we ask of all of our management teams. In the meantime we own a company at a discount to its peers, receive a nice dividend, and await the findings of a thoughtful, disciplined management team as they contemplate their options. We are happy to be paid to wait.

VALUE TEAM ADDITIONS We made two terrific additions to the Value Team: Ernst Schleimer and Andy Henderson. Prior to joining the firm in June, Ernst spent eight years at RCM Global Investors, where he was a senior analyst and sector head in the financial services group. He was also the lead portfolio manager of the RCM Financial Services Fund for almost two years. Prior to that he spent four years as an equity analyst at Franklin Resources, covering the financial services sector. Ernst holds a B.A. in economics and German area studies from Tufts University and an M.B.A. from the Stanford Graduate School of Business. He is also a Chartered Financial Analyst. Prior to joining the firm in 2006, Andy worked at Marin Capital Partners as a credit analyst for three years and as an associate at Brown Simpson Asset Management in their technology group for two years. Andy holds a B.A. in economics from the University of California at Berkeley and is currently a CFA level III candidate. Ernst will work directly with Rob Harris focusing on the financials area of the portfolio and Andy will be a generalist for the team.

OUTLOOK Across the global markets, the second quarter saw money flow into less risky asset classes and a reduction in more-speculative trades, resulting in large declines for emerging markets, commodities, and small-cap stocks. We believe that indications that the Bank of Japan was moving toward a more proactive stance regarding excess liquidity undermined the performance of sectors where funds involved in the "carry trade" had significant investments. Finally, we


82 | CALL 1-800-766-FUND
witnessed the broad repricing of risk across asset classes. Our portfolio strategy at the outset of 2006 was cautious, with an emphasis on lower-risk investments, because we did not believe we were being sufficiently compensated by the market (we consider ourselves risk managers as much as money managers). We remain cautious with the market in transition, waiting for appropriate entry points.

Our outlook is for lower yields and higher stock prices by the end of the second quarter of 2007 while recognizing that it is the interim period that will create anxieties for investors. We are currently in a "World Cup stock market" -- lots of back and forth action but not much scoring. Although corporate profits have increased to double-digit levels, we have experienced a compression in valuations due to an increase in discount rates.

With the Federal Reserve Board leaning on interest rates, weakening consumer spending, and a housing downturn, we appear to be transitioning to a period of slower corporate profit growth and lower inflation. All four of the major central banks are in a tightening mode. With these central banks' trying to prove their prudence and a flat yield curve, we believe inflation concerns should ease later in the year. We expect this to lead to the end of the current valuation compression and, with that, excellent investment opportunities.

Our portfolio policy during this transition period is to manage our cash prudently and be vigilant about valuations. If you believe that the market is poised for a significant short-term rally, the Fund may likely disappoint you. We will not assume the risks necessary to maximize profits but instead aim to optimize returns by entering investments with asymmetric risk/reward profiles.

We will continue to use these commentaries as an opportunity to communicate our objectives and principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our philosophy, work ethic, and commitment to improvement will result in our reaching our goal. For us, being among the best involves not only achieving our investment objective but also living by our principles:

o     Alignment with shareholders

o     Uncompromising integrity

o     Respect for others

o     Continuous learning

o     A disciplined process

We appreciate your support and confidence in our work.

/s/ Andrew Pilara           /s/ David Kelley

Andrew Pilara               David Kelley
Portfolio Manager           Co-Portfolio Manager

/s/ Joe Wolf

Joe Wolf
Co-Portfolio Manager

                                                      WWW.RSINVESTMENTS.COM | 83

GOOD IDEAS THAT WORKED +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

Peabody Energy Corp.                                                       0.76%
--------------------------------------------------------------------------------
Corrections Corp. of America                                               0.67%
--------------------------------------------------------------------------------
Magellan Health Services, Inc.                                             0.62%
--------------------------------------------------------------------------------
Teck Cominco Ltd.                                                          0.61%
--------------------------------------------------------------------------------
Brookfield Asset Management, Inc.                                          0.57%
--------------------------------------------------------------------------------
Comcast Corp.                                                              0.56%
--------------------------------------------------------------------------------
Western Oil Sands, Inc.                                                    0.31%
--------------------------------------------------------------------------------
Penn West Energy Trust                                                     0.29%
--------------------------------------------------------------------------------
Goldcorp, Inc.                                                             0.29%
--------------------------------------------------------------------------------
Scientific Games Corp.                                                     0.27%
--------------------------------------------------------------------------------

GOOD IDEAS AT THE TIME +
Percent Contribution to Total Fund Return
(for the six-month period ended 6/30/06)

The St. Joe Co.                                                           -0.55%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                        -0.51%
--------------------------------------------------------------------------------
Novell, Inc.                                                              -0.44%
--------------------------------------------------------------------------------
Federated Investors, Inc.                                                 -0.37%
--------------------------------------------------------------------------------
Alexander & Baldwin, Inc.                                                 -0.27%
--------------------------------------------------------------------------------
Thomson                                                                   -0.22%
--------------------------------------------------------------------------------
Regis Corp.                                                               -0.20%
--------------------------------------------------------------------------------
Barr Pharmaceuticals, Inc.                                                -0.18%
--------------------------------------------------------------------------------
Amvescap PLC                                                              -0.17%
--------------------------------------------------------------------------------
Symantec Corp.                                                            -0.15%
--------------------------------------------------------------------------------

+ Percent contribution to total Fund return is estimated by dividing each security's combined realized and unrealized gains and/or losses by the Fund's average daily net assets over the six-month period. Realized and unrealized gains and losses represent the change in the Fund's total net assets attributable to the appreciation or depreciation in market value of each security. The Fund may have held the position for the entire six-month period or some portion thereof.

      Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

      Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

      Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2006.


84 | CALL 1-800-766-FUND

ASSETS UNDER MANAGEMENT: $1.7 billion

SECTOR ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Autos and Transportation                                                    3.1%
Consumer Discretionary                                                     16.8%
Consumer Staples                                                            0.0%
Financial Services                                                         29.0%
Health Care                                                                 5.4%
Integrated Oils                                                             0.0%
Materials and Processing                                                    8.9%
Other Energy                                                                5.8%
Producer Durables                                                           0.8%
Technology                                                                  6.3%
Utilities                                                                   5.3%
Other                                                                       0.0%
Cash                                                                       18.6%

DATA AS OF JUNE 30, 2006

TOP TEN HOLDINGS 2

Corrections Corp. of America                                               4.15%
--------------------------------------------------------------------------------
Liberty Global, Inc.                                                       3.81%
--------------------------------------------------------------------------------
KKR Private Equity Investors, L.P.                                         3.60%
--------------------------------------------------------------------------------
AP Alternative Assets, L.P.                                                2.99%
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                       2.90%
--------------------------------------------------------------------------------
Brookfield Asset Management, Inc.                                          2.79%
--------------------------------------------------------------------------------
Comcast Corp.                                                              2.72%
--------------------------------------------------------------------------------
MI Developments, Inc.                                                      2.64%
--------------------------------------------------------------------------------
PPL Corp.                                                                  2.61%
--------------------------------------------------------------------------------
Conseco, Inc.                                                              2.53%
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

                                                                     3-Year       5-Year      10-Year     Annualized          Total
                                   Year-to-Date         1-Year   Annualized   Annualized   Annualized   Return Since   Return Since
                                         Return   Total Return       Return       Return       Return    Inception 3    Inception 3
------------------------------------------------------------------------------------------------------------------------------------
RS Value Fund                              4.11%         10.68%       25.93%       17.59%        5.83%          8.32%        182.73%
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap(R) Value Index 4            7.02%         14.25%       22.10%       13.01%       13.59%         13.66%        428.71%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index 5                         2.76%          8.62%       11.19%        2.48%        8.31%         10.29%        257.74%
------------------------------------------------------------------------------------------------------------------------------------

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
If invested on 6/30/93

                    RS Value Fund             Russell Midcap[R] Value Index 4
6/93                 $10,000                   $10,000
9/93                 $9,559                    $10,427
12/93                $11,186                   $10,403
3/94                 $12,098                   $10,109
6/94                 $11,618                   $10,082
9/94                 $11,078                   $10,534
12/94                $10,568                   $10,182
3/95                 $10,739                   $11,204
6/95                 $12,626                   $12,176
9/95                 $13,308                   $13,142
12/95                $13,830                   $13,739
3/96                 $16,731                   $14,506
6/96                 $16,038                   $14,785
9/96                 $16,440                   $15,211
12/96                $16,828                   $16,522
3/97                 $17,062                   $16,803
6/97                 $16,036                   $18,920
9/97                 $15,244                   $21,333
12/97                $11,862                   $22,200
3/98                 $12,127                   $24,419
6/98                 $10,769                   $23,791
9/98                 $7,520                    $20,542
12/98                $7,984                    $23,329
3/99                 $8,392                    $22,602
6/99                 $10,214                   $25,130
9/99                 $10,623                   $22,457
12/99                $11,042                   $23,303
3/00                 $10,700                   $23,538
6/00                 $11,793                   $23,143
9/00                 $12,533                   $25,376
12/00                $12,180                   $27,773
3/01                 $12,080                   $26,792
6/01                 $12,577                   $28,680
9/01                 $10,192                   $25,367
12/01                $11,175                   $28,418
3/02                 $11,429                   $30,663
6/02                 $12,058                   $29,231
9/02                 $11,009                   $23,983
12/02                $11,330                   $25,678
3/03                 $12,102                   $24,636
6/03                 $14,156                   $29,044
9/03                 $16,056                   $30,770
12/03                $18,805                   $35,452
3/04                 $19,987                   $37,348
6/04                 $19,766                   $37,994
9/04                 $20,716                   $38,653
12/04                $24,317                   $43,856
3/05                 $24,516                   $44,197
6/05                 $25,545                   $46,275
9/05                 $26,949                   $48,752
12/05                $27,156                   $49,403
3/06                 $28,383                   $53,167
6/06                 $28,273                   $52,871


      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Numbers assume reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND or visiting www.RSinvestments.com.

1 The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

2 Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3     Inception date: June 30, 1993.

4 The Russell Midcap(R) Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5 The S&P 500(R) Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

                                                      WWW.RSINVESTMENTS.COM | 85

UNDERSTANDING YOUR FUND'S EXPENSES - UNAUDITED

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds' expenses in two ways:

EXPENSES BASED ON ACTUAL RETURN This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

EXPENSES BASED ON HYPOTHETICAL 5% RETURN FOR COMPARISON PURPOSES This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as bank wire redemption fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

                                                       Beginning        Ending         Expenses Paid       Expense Ratio
                                                     Account Value   Account Value     During Period*      During Period*
                                                        01/01/06        06/30/06     01/01/06-06/30/06   01/01/06-06/30/06
--------------------------------------------------------------------------------------------------------------------------
BASED ON ACTUAL RETURN

RS Diversified Growth Fund                             $1,000.00        $1,004.90          $8.25                1.66%
--------------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund                                 1,000.00         1,030.40           7.60                1.51%
--------------------------------------------------------------------------------------------------------------------------
RS Growth Fund                                          1,000.00         1,007.60           6.72                1.35%
--------------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)                             1,000.00           955.40           7.90                1.63%
--------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                                 1,000.00           916.20           7.93                1.67%
--------------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund                            1,000.00         1,048.70           6.60                1.30%
--------------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund                          1,000.00         1,009.90           7.48                1.50%
--------------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund                        1,000.00         1,105.40           7.78                1.49%
--------------------------------------------------------------------------------------------------------------------------
RS Investors Fund                                       1,000.00         1,017.20           7.95                1.59%
--------------------------------------------------------------------------------------------------------------------------
RS Partners Fund                                        1,000.00         1,049.70           7.57                1.49%
--------------------------------------------------------------------------------------------------------------------------
RS Value Fund                                           1,000.00         1,041.10           6.88                1.36%

BASED ON HYPOTHETICAL RETURN
(5% RETURN BEFORE EXPENSES)

RS Diversified Growth Fund                              1,000.00         1,016.56           8.30                1.66%
--------------------------------------------------------------------------------------------------------------------------
RS Emerging Growth Fund                                 1,000.00         1,017.31           7.55                1.51%
--------------------------------------------------------------------------------------------------------------------------
RS Growth Fund                                          1,000.00         1,018.10           6.76                1.35%
--------------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)                             1,000.00         1,016.71           8.15                1.63%
--------------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                                 1,000.00         1,016.51           8.35                1.67%
--------------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities Fund                            1,000.00         1,018.35           6.51                1.30%
--------------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth Fund                          1,000.00         1,017.36           7.50                1.50%
--------------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources Fund                        1,000.00         1,017.41           7.45                1.49%
--------------------------------------------------------------------------------------------------------------------------
RS Investors Fund                                       1,000.00         1,016.91           7.95                1.59%
--------------------------------------------------------------------------------------------------------------------------
RS Partners Fund                                        1,000.00         1,017.41           7.45                1.49%
--------------------------------------------------------------------------------------------------------------------------
RS Value Fund                                           1,000.00         1,018.05           6.80                1.36%

* Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


86 | CALL 1-800-766-FUND

                                                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                      PERIOD ENDED JUNE 30, 2006

SCHEDULE OF INVESTMENTS - RS DIVERSIFIED GROWTH FUND

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%
ADVERTISING AGENCIES -- 1.3%
Marchex, Inc., Class B 1                              223,500    $    3,672,105
-------------------------------------------------------------------------------
                                                                      3,672,105
-------------------------------------------------------------------------------
AIR TRANSPORT -- 1.0%
Alaska Air Group, Inc. 1                               77,000         3,035,340
-------------------------------------------------------------------------------
                                                                      3,035,340
ALUMINUM -- 0.9%
Century Aluminum Co. 1                                 78,100         2,787,389
-------------------------------------------------------------------------------
                                                                      2,787,389
BANKS -- OUTSIDE NEW YORK CITY -- 1.6%
PrivateBancorp, Inc.                                   62,150         2,573,632
Virginia Commerce Bancorp, Inc. 1                      89,300         2,134,270
-------------------------------------------------------------------------------
                                                                      4,707,902
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 2.9%
Array BioPharma, Inc. 1                               295,769         2,543,613
Cubist Pharmaceuticals, Inc. 1                        110,500         2,782,390
Solexa, Inc. 1                                        367,200         3,121,200
-------------------------------------------------------------------------------
                                                                      8,447,203
CASINOS & GAMBLING -- 3.0%
Pinnacle Entertainment, Inc. 1                         74,700         2,289,555
Scientific Games Corp., Class A 1                      94,660         3,371,789
The9 Ltd., ADR 1,3                                    138,700         3,216,453
-------------------------------------------------------------------------------
                                                                      8,877,797
COMMUNICATIONS & MEDIA -- 0.9%
Linktone Ltd., ADR 1,3                                419,716         2,497,310
-------------------------------------------------------------------------------
                                                                      2,497,310
COMMUNICATIONS TECHNOLOGY -- 3.9%
AudioCodes Ltd. 1                                     257,300         2,804,570
Carrier Access Corp. 1                                312,700         2,586,029
Cogent Communications Group, Inc. 1                   366,163         3,430,947
InPhonic, Inc. 1                                      403,740         2,543,562
-------------------------------------------------------------------------------
                                                                     11,365,108
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 8.4%
Aladdin Knowledge Systems 1                           127,900         2,602,765
Digital River, Inc. 1                                  64,700         2,613,233
Digitas, Inc. 1                                       194,420         2,259,160
eCollege.com, Inc. 1                                  113,800         2,405,732
Equinix, Inc. 1                                        46,400         2,545,504
Informatica Corp. 1                                   185,400         2,439,864
Macrovision Corp. 1                                    16,457           354,155
Omniture, Inc. 1                                       88,100           642,249
Openwave Systems, Inc. 1                              202,070         2,331,888
The TriZetto Group, Inc. 1                            242,000         3,579,180
TRX, Inc. 1                                           333,130         3,001,501
-------------------------------------------------------------------------------
                                                                     24,775,231
COMPUTER TECHNOLOGY -- 4.0%
M-Systems Flash Disk Pioneers Ltd. 1                  116,030         3,437,969
Neoware, Inc. 1                                        76,835           944,302
Rackable Systems, Inc. 1                               68,700         2,712,963
Radiant Systems, Inc. 1                               205,432         2,171,416
Trident Microsystems, Inc. 1                          127,154         2,413,383
-------------------------------------------------------------------------------
                                                                     11,680,033

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 2.2%
Dolby Laboratories, Inc., Class A 1                   139,400    $    3,248,020
Netflix, Inc. 1                                       118,750         3,231,188
-------------------------------------------------------------------------------
                                                                      6,479,208
DIVERSIFIED MATERIALS & PROCESSING -- 0.7%
Hexcel Corp. 1                                        128,800         2,023,448
-------------------------------------------------------------------------------
                                                                      2,023,448
DRUGS & PHARMACEUTICALS -- 1.2%
Amylin Pharmaceuticals, Inc. 1                         73,300         3,618,821
-------------------------------------------------------------------------------
                                                                      3,618,821
ELECTRONICS -- MEDICAL SYSTEMS -- 1.3%
Haemonetics Corp. 1                                    55,450         2,578,980
Illumina, Inc. 1                                       42,000         1,245,720
-------------------------------------------------------------------------------
                                                                      3,824,700
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 5.8%
Chartered Semiconductor
  Manufacturing Ltd., ADR 1,3                         324,900         2,826,630
FormFactor, Inc. 1                                     68,050         3,037,072
O2Micro International Ltd., ADR 1,3                   376,757         2,897,261
PMC-Sierra, Inc. 1                                    329,290         3,095,326
Silicon Motion Technology Corp., ADR 1,3              211,865         3,038,144
SiRF Technology Holdings, Inc. 1                       70,350         2,266,677
-------------------------------------------------------------------------------
                                                                     17,161,110
ENERGY -- MISCELLANEOUS -- 1.0%
TETRA Technologies, Inc. 1                             95,500         2,892,695
-------------------------------------------------------------------------------
                                                                      2,892,695
FINANCIAL -- MISCELLANEOUS -- 1.3%
Portfolio Recovery Associates, Inc. 1                  84,206         3,848,214
-------------------------------------------------------------------------------
                                                                      3,848,214
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 4.4%
Cybersource Corp. 1                                   214,800         2,513,160
Digital Insight Corp. 1                                82,700         2,835,783
Heartland Payment Systems, Inc. 1                     137,100         3,822,348
Online Resources Corp. 1                              370,383         3,829,760
-------------------------------------------------------------------------------
                                                                     13,001,051
FINANCIAL INFORMATION SERVICES -- 1.1%
FactSet Research Systems, Inc.                         69,700         3,296,810
-------------------------------------------------------------------------------
                                                                      3,296,810
HEALTH CARE FACILITIES -- 1.9%
Five Star Quality Care, Inc. 1                        285,940         3,165,356
ICON PLC, ADR 1,3                                       1,000            55,300
LCA-Vision, Inc.                                       45,240         2,393,648
-------------------------------------------------------------------------------
                                                                      5,614,304
HEALTH CARE MANAGEMENT SERVICES -- 3.1%
Eclipsys Corp. 1                                      170,000         3,087,200
Omnicell, Inc. 1                                      272,550         3,766,641
Vital Images, Inc. 1                                   88,400         2,183,480
-------------------------------------------------------------------------------
                                                                      9,037,321
HEALTH CARE SERVICES -- 1.2%
Hythiam, Inc. 1                                       207,340         1,445,160
Matria Healthcare, Inc. 1                             100,200         2,146,284
-------------------------------------------------------------------------------
                                                                      3,591,444

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


88 | Call 1-800-766-FUND

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS -- 1.1%
Select Comfort Corp. 1                                136,380    $    3,132,649
-------------------------------------------------------------------------------
                                                                      3,132,649
INSURANCE -- MULTI-LINE -- 1.3%
Amerisafe, Inc. 1                                     316,020         3,931,289
-------------------------------------------------------------------------------
                                                                      3,931,289
INSURANCE -- PROPERTY & CASUALTY -- 1.2%
The Navigators Group, Inc. 1                           77,240         3,384,657
-------------------------------------------------------------------------------
                                                                      3,384,657
INVESTMENT MANAGEMENT COMPANIES -- 1.4%
Affiliated Managers Group, Inc. 1                      48,160         4,184,622
-------------------------------------------------------------------------------
                                                                      4,184,622
MACHINERY -- INDUSTRIAL/SPECIALTY -- 1.0%
EnPro Industries, Inc. 1                               85,500         2,872,800
-------------------------------------------------------------------------------
                                                                      2,872,800
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 7.1%
Dril-Quip, Inc. 1                                      28,800         2,374,272
Hornbeck Offshore Services, Inc. 1                     77,350         2,747,472
Oil States International, Inc. 1                      119,600         4,099,888
Superior Energy Services, Inc. 1                      109,800         3,722,220
Trico Marine Services, Inc. 1                          76,674         2,606,916
W-H Energy Services, Inc. 1                            48,000         2,439,840
Warrior Energy Service Corp. 1                        113,550         2,762,672
-------------------------------------------------------------------------------
                                                                     20,753,280
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.1%
AngioDynamics, Inc. 1                                  60,090         1,625,435
LifeCell Corp. 1                                       84,150         2,601,918
Meridian Bioscience, Inc.                             105,400         2,629,730
PolyMedica Corp.                                       93,600         3,365,856
The Spectranetics Corp. 1                             163,621         1,754,017
Viasys Healthcare, Inc. 1                             117,520         3,008,512
-------------------------------------------------------------------------------
                                                                     14,985,468
METAL FABRICATING -- 0.8%
Dynamic Materials Corp.                                71,910         2,425,524
-------------------------------------------------------------------------------
                                                                      2,425,524
MISCELLANEOUS CONSUMER STAPLES -- 1.0%
Herbalife Ltd. 1                                       77,000         3,072,300
-------------------------------------------------------------------------------
                                                                      3,072,300
MISCELLANOUS PRODUCER DURABLES -- 0.8%
Houston Wire & Cable Co. 1                            134,600         2,315,120
-------------------------------------------------------------------------------
                                                                      2,315,120
PRODUCTION TECHNOLOGY EQUIPMENT -- 3.6%
Cymer, Inc. 1                                          96,910         4,502,439
Entegris, Inc. 1                                      326,950         3,115,833
GSI Group, Inc. 1                                     336,100         2,887,099
-------------------------------------------------------------------------------
                                                                     10,505,371
RAILROAD EQUIPMENT -- 1.0%
American Railcar Industries, Inc.                      90,000         2,979,900
-------------------------------------------------------------------------------
                                                                      2,979,900
RESTAURANTS -- 1.3%
California Pizza Kitchen, Inc. 1                      137,550         3,779,874
-------------------------------------------------------------------------------
                                                                      3,779,874

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
RETAIL -- 3.1%
Build-A-Bear-Workshop, Inc. 1                         168,400    $    3,622,284
Cache, Inc. 1                                         321,029         5,566,643
-------------------------------------------------------------------------------
                                                                      9,188,927
SECURITIES BROKERAGE & SERVICES -- 2.9%
Investment Technology Group, Inc. 1                    59,850         3,043,971
MarketAxess Holdings, Inc. 1                          229,350         2,525,143
optionsXpress Holdings, Inc.                          129,150         3,010,487
-------------------------------------------------------------------------------
                                                                      8,579,601
SERVICES -- COMMERCIAL -- 6.1%
AMN Healthcare Services, Inc. 1                       158,350         3,214,505
FTI Consulting, Inc. 1                                143,030         3,828,913
Labor Ready, Inc. 1                                   165,810         3,755,596
Nutri/System, Inc. 1                                   67,800         4,212,414
PeopleSupport, Inc. 1                                 216,171         2,909,662
-------------------------------------------------------------------------------
                                                                     17,921,090
SHOES -- 1.3%
Iconix Brand Group, Inc. 1                            231,100         3,776,174
-------------------------------------------------------------------------------
                                                                      3,776,174
STEEL -- 1.2%
Oregon Steel Mills, Inc. 1                             71,400         3,617,124
-------------------------------------------------------------------------------
                                                                      3,617,124
TELECOMMUNICATIONS EQUIPMENT -- 2.5%
InterDigital Communications Corp. 1                    85,100         2,970,841
MasTec, Inc. 1                                        326,930         4,318,745
-------------------------------------------------------------------------------
                                                                      7,289,586
TRANSPORTATION -- MISCELLANEOUS -- 0.9%
Hub Group, Inc., Class A 1                            104,400         2,560,932
-------------------------------------------------------------------------------
                                                                      2,560,932
TRUCKERS -- 1.0%
Old Dominion Freight Line, Inc. 1                      79,900         3,003,441
-------------------------------------------------------------------------------
                                                                      3,003,441
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $275,422,908)                             290,494,273

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
RS Mutual Funds 8                                                       198,575
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $166,257)                                 198,575

                                                                          Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 9                                   4,669,982
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,669,982)                        4,669,982

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.5% (Cost $280,259,147)                     295,362,830

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.5)%                                     (1,516,621)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  293,846,209

                               See notes to Schedule of Investments on page 107.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 89

SCHEDULE OF INVESTMENTS - RS EMERGING GROWTH FUND

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
ADVERTISING AGENCIES -- 2.3%
aQuantive, Inc. 1                                     470,379    $   11,914,700
Marchex, Inc., Class B 1                              188,890         3,103,463
ValueClick, Inc. 1                                    238,321         3,658,227
-------------------------------------------------------------------------------
                                                                     18,676,390
BANKS -- OUTSIDE NEW YORK CITY -- 2.3%
Boston Private Financial Holdings, Inc.               277,815         7,751,039
PrivateBancorp, Inc.                                  205,574         8,512,819
SVB Financial Group 1                                  54,619         2,482,980
-------------------------------------------------------------------------------
                                                                     18,746,838
BEVERAGE -- SOFT DRINKS -- 0.4%
Peet's Coffee & Tea, Inc. 1                            97,000         2,928,430
-------------------------------------------------------------------------------
                                                                      2,928,430
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 2.8%
Altus Pharmaceuticals, Inc. 1                         246,918         4,555,637
Array BioPharma, Inc. 1                               121,541         1,045,253
Keryx Biopharmaceuticals, Inc. 1                      528,600         7,506,120
PDL BioPharma, Inc. 1                                 250,430         4,610,416
Solexa, Inc. 1                                        556,310         4,728,635
-------------------------------------------------------------------------------
                                                                     22,446,061
CASINOS & GAMBLING -- 2.6%
Pinnacle Entertainment, Inc. 1                        173,230         5,309,500
Scientific Games Corp., Class A 1                     253,110         9,015,778
The9 Ltd., ADR 1,3                                    292,700         6,787,713
-------------------------------------------------------------------------------
                                                                     21,112,991
COMMUNICATIONS TECHNOLOGY -- 6.1%
Atheros Communications 1                              570,370        10,814,215
AudioCodes Ltd. 1                                     753,148         8,209,313
Ixia 1                                                221,380         1,992,420
j2 Global Communications, Inc. 1                      414,712        12,947,309
NETGEAR, Inc. 1                                       112,520         2,436,058
Redback Networks, Inc. 1                              269,500         4,942,630
WebEx Communications, Inc. 1                          212,910         7,566,821
-------------------------------------------------------------------------------
                                                                     48,908,766
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 8.1%
Akamai Technologies, Inc. 1                           268,730         9,725,339
Altiris, Inc. 1                                       245,590         4,430,444
Digital River, Inc. 1                                 291,490        11,773,281
Equinix, Inc. 1                                       158,990         8,722,191
Informatica Corp. 1                                   516,770         6,800,693
MicroStrategy, Inc., Class A 1                         80,083         7,809,694
Omniture, Inc. 1                                      241,820         1,762,868
Openwave Systems, Inc. 1                              131,673         1,519,507
Quest Software, Inc. 1                                256,480         3,600,979
SPSS, Inc. 1                                           67,960         2,184,234
The TriZetto Group, Inc. 1                            443,620         6,561,140
The Ultimate Software Group, Inc. 1                    48,595           931,080
-------------------------------------------------------------------------------
                                                                     65,821,450

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 3.7%
M-Systems Flash Disk Pioneers Ltd. 1                  425,464    $   12,606,498
Neoware, Inc. 1                                       119,990         1,474,677
Rackable Systems, Inc. 1                              149,900         5,919,551
Trident Microsystems, Inc. 1                          137,880         2,616,963
Vimicro International Corp., ADR 1,3                  266,700         3,363,087
Xyratex Ltd. 1                                        137,650         3,640,842
-------------------------------------------------------------------------------
                                                                     29,621,618
CONSUMER ELECTRONICS -- 1.6%
Dolby Laboratories, Inc., Class A 1                   244,840         5,704,772
Netflix, Inc. 1                                       179,060         4,872,223
THQ, Inc. 1                                           111,050         2,398,680
-------------------------------------------------------------------------------
                                                                     12,975,675
DIVERSIFIED FINANCIAL SERVICES -- 1.5%
Greenhill & Co., Inc.                                  69,080         4,197,301
Huron Consulting Group, Inc. 1                        223,984         7,859,598
-------------------------------------------------------------------------------
                                                                     12,056,899
DIVERSIFIED MATERIALS & PROCESSING -- 0.6%
Armor Holdings, Inc. 1                                 89,460         4,905,092
-------------------------------------------------------------------------------
                                                                      4,905,092
DRUGS & PHARMACEUTICALS -- 1.0%
Adolor Corp. 1                                        327,730         8,196,527
-------------------------------------------------------------------------------
                                                                      8,196,527
ELECTRONICS -- INSTRUMENTS, GAUGES & METERS -- 0.4%
Itron, Inc. 1                                          50,820         3,011,593
-------------------------------------------------------------------------------
                                                                      3,011,593
ELECTRONICS -- MEDICAL SYSTEMS -- 2.8%
Illumina, Inc. 1                                      356,766        10,581,680
IntraLase Corp. 1                                     248,340         4,157,212
Intuitive Surgical, Inc. 1                             65,820         7,764,785
-------------------------------------------------------------------------------
                                                                     22,503,677
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 6.7%
FormFactor, Inc. 1                                    266,141        11,877,873
Hittite Microwave Corp. 1                             178,970         6,471,555
Netlogic Microsystems, Inc. 1                         256,568         8,274,318
O2Micro International Ltd., ADR 1,3                   317,390         2,440,729
OmniVision Technologies, Inc. 1                       139,290         2,941,805
Silicon Image, Inc. 1                                 625,840         6,746,555
Silicon Motion Technology Corp., ADR 1,3              187,142         2,683,616
SiRF Technology Holdings, Inc. 1                      162,620         5,239,617
Tessera Technologies, Inc. 1                          194,480         5,348,200
Volterra Semiconductor Corp. 1                        113,800         1,736,588
-------------------------------------------------------------------------------
                                                                     53,760,856
ELECTRONICS -- TECHNOLOGY -- 1.2%
American Science and Engineering, Inc. 1              116,570         6,751,734
Eagle Test Systems, Inc. 1                            186,260         2,611,365
-------------------------------------------------------------------------------
                                                                      9,363,099

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


90 | CALL 1-800-766-FUND

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
ENERGY -- MISCELLANEOUS -- 1.3%
Aventine Renewable Energy Holdings, Inc. 1              7,340    $      285,526
TETRA Technologies, Inc. 1                            329,820         9,990,248
-------------------------------------------------------------------------------
                                                                     10,275,774
FINANCE COMPANIES -- 0.7%
International Securities Exchange, Inc.               158,520         6,034,856
-------------------------------------------------------------------------------
                                                                      6,034,856
FINANCIAL -- MISCELLANEOUS -- 2.5%
Portfolio Recovery Associates, Inc. 1                 284,650        13,008,505
Sotheby's 1                                           278,730         7,316,662
-------------------------------------------------------------------------------
                                                                     20,325,167
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 0.9%
Heartland Payment Systems, Inc. 1                     269,260         7,506,969
-------------------------------------------------------------------------------
                                                                      7,506,969
FINANCIAL INFORMATION SERVICES -- 1.0%
FactSet Research Systems, Inc.                        177,810         8,410,413
-------------------------------------------------------------------------------
                                                                      8,410,413
HEALTH CARE FACILITIES -- 2.6%
ICON PLC, ADR 1,3                                       4,211           232,868
LCA-Vision, Inc.                                      136,330         7,213,220
Radiation Therapy Services, Inc. 1                    231,829         6,238,519
United Surgical Partners International, Inc. 1        252,580         7,595,081
-------------------------------------------------------------------------------
                                                                     21,279,688
HEALTH CARE MANAGEMENT SERVICES -- 2.5%
Allscripts Healthcare Solutions, Inc. 1               148,600         2,607,930
Centene Corp. 1                                       177,290         4,171,634
Eclipsys Corp. 1                                      293,090         5,322,514
Vital Images, Inc. 1                                  326,154         8,056,004
-------------------------------------------------------------------------------
                                                                     20,158,082
HEALTH CARE SERVICES -- 1.7%
Healthways, Inc. 1                                    155,474         8,184,151
Matria Healthcare, Inc. 1                             130,693         2,799,444
Nighthawk Radiology Holdings, Inc. 1                  172,940         3,102,544
-------------------------------------------------------------------------------
                                                                     14,086,139
HOTEL/MOTEL -- 0.8%
Four Seasons Hotels, Inc.                             102,930         6,324,019
-------------------------------------------------------------------------------
                                                                      6,324,019
HOUSEHOLD FURNISHINGS -- 1.2%
Select Comfort Corp. 1                                413,960         9,508,661
-------------------------------------------------------------------------------
                                                                      9,508,661
INSURANCE -- PROPERTY & CASUALTY -- 1.1%
The Navigators Group, Inc. 1                          193,710         8,488,372
-------------------------------------------------------------------------------
                                                                      8,488,372
INVESTMENT MANAGEMENT COMPANIES -- 1.2%
Affiliated Managers Group, Inc. 1                     114,840         9,978,448
-------------------------------------------------------------------------------
                                                                      9,978,448
MACHINERY -- INDUSTRIAL/SPECIALTY -- 0.8%
Gardner Denver, Inc. 1                                167,290         6,440,665
-------------------------------------------------------------------------------
                                                                      6,440,665

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 5.4%
Dril-Quip, Inc. 1                                     179,190    $   14,772,424
Hornbeck Offshore Services, Inc. 1                    244,940         8,700,269
Lufkin Industries, Inc.                               141,160         8,389,139
Oceaneering International, Inc. 1                     125,550         5,756,467
W-H Energy Services, Inc. 1                           124,940         6,350,700
-------------------------------------------------------------------------------
                                                                     43,968,999
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 8.2%
AngioDynamics, Inc. 1                                 166,245         4,496,927
I-Flow Corp. 1                                        338,532         3,662,916
IRIS International, Inc. 1                            217,641         2,864,155
Kyphon, Inc. 1                                        339,080        13,007,109
LifeCell Corp. 1                                      550,890        17,033,519
NuVasive, Inc. 1                                      352,020         6,417,325
PolyMedica Corp.                                      241,957         8,700,774
ResMed, Inc. 1                                        121,870         5,721,796
SonoSite, Inc. 1                                      121,694         4,750,934
-------------------------------------------------------------------------------
                                                                     66,655,455
METAL FABRICATING -- 0.7%
Dynamic Materials Corp.                               177,120         5,974,258
-------------------------------------------------------------------------------
                                                                      5,974,258
OIL -- CRUDE PRODUCERS -- 1.2%
Parallel Petroleum Corp. 1                            388,130         9,590,692
-------------------------------------------------------------------------------
                                                                      9,590,692
POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 0.9%
Team, Inc. 1                                          285,640         7,155,282
-------------------------------------------------------------------------------
                                                                      7,155,282
PRINTING & COPYING SERVICES -- 0.8%
VistaPrint Ltd. 1                                     231,370         6,186,834
-------------------------------------------------------------------------------
                                                                      6,186,834
RESTAURANTS -- 1.2%
California Pizza Kitchen, Inc. 1                      309,640         8,508,907
Chipotle Mexican Grill, Inc., Class A 1                16,700         1,017,865
-------------------------------------------------------------------------------
                                                                      9,526,772
RETAIL -- 4.5%
Coldwater Creek, Inc. 1                               334,285         8,945,467
Gmarket, Inc., ADR 1,3                                 19,430           298,639
GSI Commerce, Inc. 1                                  351,001         4,749,044
J. Crew Group, Inc. 1                                   4,840           132,858
Stamps.com, Inc. 1                                    142,687         3,969,552
United Natural Foods, Inc. 1                          175,549         5,796,628
Volcom, Inc. 1                                        188,997         6,046,014
Zumiez, Inc. 1                                        170,434         6,403,205
-------------------------------------------------------------------------------
                                                                     36,341,407
SECURITIES BROKERAGE & SERVICES -- 3.7%
GFI Group, Inc. 1                                     133,390         7,196,391
IntercontinentalExchange, Inc. 1                       70,750         4,099,255
Investment Technology Group, Inc. 1                   212,550        10,810,293
optionsXpress Holdings, Inc.                          324,910         7,573,652
-------------------------------------------------------------------------------
                                                                     29,679,591

                               See notes to Schedule of Investments on page 107.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 91

SCHEDULE OF INVESTMENTS - RS EMERGING GROWTH FUND
                                       (Continued)

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 4.6%
AMN Healthcare Services, Inc. 1                       330,410    $    6,707,323
Ctrip.com International Ltd., ADR 3                   173,480         8,856,154
FTI Consulting, Inc. 1                                381,670        10,217,306
Kenexa Corp. 1                                        183,144         5,833,137
Liquidity Services, Inc. 1                            186,121         2,897,904
Nutri/System, Inc. 1                                   40,680         2,527,448
-------------------------------------------------------------------------------
                                                                     37,039,272
SHIPPING -- 0.6%
American Commercial Lines, Inc. 1                      81,860         4,932,065
-------------------------------------------------------------------------------
                                                                      4,932,065
SHOES -- 1.8%
Iconix Brand Group, Inc. 1                            389,450         6,363,613
Steven Madden Ltd.                                    275,500         8,160,310
-------------------------------------------------------------------------------
                                                                     14,523,923
UTILITIES -- TELECOMMUNICATIONS -- 0.7%
Time Warner Telecom, Inc., Class A 1                  379,600         5,637,060
-------------------------------------------------------------------------------
                                                                      5,637,060
WHOLESALERS -- 0.0%
MWI Veterinary Supply, Inc. 1                           2,900           105,647
-------------------------------------------------------------------------------
                                                                        105,647
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $665,889,755)                             781,170,472

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                       384,205
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $309,257)                                 384,205

                                                                          Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 9                                  23,505,328
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $23,505,328)                      23,505,328

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6% (Cost $689,704,340)                      805,060,005

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.4%                                             3,206,038

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  808,266,043

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


92 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - RS GROWTH FUND

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.3%
AEROSPACE -- 2.7%
Lockheed Martin Corp.                                  40,000    $    2,869,600
United Technologies Corp.                              40,000         2,536,800
-------------------------------------------------------------------------------
                                                                      5,406,400
AIR TRANSPORT -- 1.5%
Southwest Airlines Co.                                175,000         2,864,750
-------------------------------------------------------------------------------
                                                                      2,864,750
BEVERAGE -- SOFT DRINKS -- 1.3%
PepsiCo, Inc.                                          42,500         2,551,700
-------------------------------------------------------------------------------
                                                                      2,551,700
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 3.0%
Biogen Idec, Inc. 1                                    55,000         2,548,150
Cephalon, Inc. 1                                       55,000         3,305,500
-------------------------------------------------------------------------------
                                                                      5,853,650
CASINOS & GAMBLING -- 2.7%
Harrah's Entertainment, Inc.                           40,000         2,847,200
International Game Technology                          65,000         2,466,100
-------------------------------------------------------------------------------
                                                                      5,313,300
COMMUNICATIONS TECHNOLOGY -- 4.3%
Cisco Systems, Inc. 1                                 155,000         3,027,150
Corning, Inc. 1                                       135,000         3,265,650
QUALCOMM, Inc.                                         57,000         2,283,990
-------------------------------------------------------------------------------
                                                                      8,576,790
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 5.4%
Adobe Systems, Inc. 1                                 120,000         3,643,200
Amdocs Ltd. 1                                          85,000         3,111,000
Microsoft Corp.                                       170,000         3,961,000
-------------------------------------------------------------------------------
                                                                     10,715,200
COMPUTER TECHNOLOGY -- 3.8%
Apple Computer, Inc. 1                                 40,000         2,284,800
Hewlett-Packard Co.                                    70,000         2,217,600
Palm, Inc. 1                                          180,200         2,901,220
-------------------------------------------------------------------------------
                                                                      7,403,620
CONSUMER ELECTRONICS -- 1.3%
Yahoo! Inc. 1                                          77,000         2,541,000
-------------------------------------------------------------------------------
                                                                      2,541,000
DIVERSIFIED FINANCIAL SERVICES -- 3.7%
Chicago Mercantile Exchange Holdings, Inc.              5,500         2,701,325
Merrill Lynch & Co., Inc.                              32,500         2,260,700
The Goldman Sachs Group, Inc.                          16,000         2,406,880
-------------------------------------------------------------------------------
                                                                      7,368,905
DRUGS & PHARMACEUTICALS -- 6.2%
AstraZeneca PLC, ADR 3                                 42,000         2,512,440
Cardinal Health, Inc.                                  35,000         2,251,550
Eli Lilly & Co.                                        45,000         2,487,150
Johnson & Johnson                                      43,000         2,576,560
Shire PLC, ADR 3                                       55,000         2,432,650
-------------------------------------------------------------------------------
                                                                     12,260,350

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
ELECTRONICS -- MEDICAL SYSTEMS -- 1.1%
Medtronic, Inc.                                        47,500    $    2,228,700
-------------------------------------------------------------------------------
                                                                      2,228,700
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 6.2%
Altera Corp. 1                                        120,000         2,106,000
Intel Corp.                                           130,000         2,463,500
Marvell Technology Group Ltd. 1                        70,000         3,103,100
Micron Technology, Inc. 1                             165,000         2,484,900
Texas Instruments, Inc.                                70,000         2,120,300
-------------------------------------------------------------------------------
                                                                     12,277,800
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 3.3%
Alliance Data Systems Corp. 1                          72,000         4,235,040
First Data Corp.                                       50,000         2,252,000
-------------------------------------------------------------------------------
                                                                      6,487,040
FOODS -- 1.1%
Campbell Soup Co.                                      60,000         2,226,600
-------------------------------------------------------------------------------
                                                                      2,226,600
HEALTH CARE MANAGEMENT SERVICES -- 2.5%
Caremark Rx, Inc.                                      53,000         2,643,110
UnitedHealth Group, Inc.                               52,000         2,328,560
-------------------------------------------------------------------------------
                                                                      4,971,670
HOTEL/MOTEL -- 1.5%
Starwood Hotels & Resorts Worldwide, Inc.              48,400         2,920,456
-------------------------------------------------------------------------------
                                                                      2,920,456
IDENTIFICATION CONTROL & FILTER DEVICES -- 1.4%
Agilent Technologies, Inc. 1                           87,500         2,761,500
-------------------------------------------------------------------------------
                                                                      2,761,500
INSURANCE -- MULTI-LINE -- 1.6%
Assurant, Inc.                                         65,000         3,146,000
-------------------------------------------------------------------------------
                                                                      3,146,000
INSURANCE -- PROPERTY & CASUALTY -- 1.2%
The Chubb Corp.                                        48,000         2,395,200
-------------------------------------------------------------------------------
                                                                      2,395,200
LEISURE TIME -- 1.4%
Penn National Gaming, Inc. 1                           70,000         2,714,600
-------------------------------------------------------------------------------
                                                                      2,714,600
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 3.1%
Cameron International Corp. 1                          62,500         2,985,625
Nabors Industries Ltd. 1                               90,000         3,041,100
-------------------------------------------------------------------------------
                                                                      6,026,725
MULTI-SECTOR COMPANIES -- 4.4%
ABB Ltd., ADR 3                                       235,000         3,045,600
General Electric Co.                                   95,000         3,131,200
Honeywell International Inc.                           60,000         2,418,000
-------------------------------------------------------------------------------
                                                                      8,594,800
OIL -- CRUDE PRODUCERS -- 5.3%
EnCana Corp.                                           71,250         3,750,600
Noble Energy, Inc.                                     14,200           665,412

                               See notes to Schedule of Investments on page 107.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 93

SCHEDULE OF INVESTMENTS - RS GROWTH FUND
                             (Continued)

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
OIL -- CRUDE PRODUCERS (continued)
Southwestern Energy Co. 1                             100,000    $    3,116,000
XTO Energy, Inc.                                       65,000         2,877,550
-------------------------------------------------------------------------------
                                                                     10,409,562
OIL -- INTEGRATED INTERNATIONAL -- 1.8%
Marathon Oil Corp.                                     27,000         2,249,100
Suncor Energy, Inc.                                    15,000         1,215,150
-------------------------------------------------------------------------------
                                                                      3,464,250
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.4%
Novellus Systems, Inc. 1                              115,000         2,840,500
-------------------------------------------------------------------------------
                                                                      2,840,500
PUBLISHING -- NEWSPAPERS -- 1.2%
News Corp., Class B                                   121,000         2,441,780
-------------------------------------------------------------------------------
                                                                      2,441,780
RAILROADS -- 1.2%
Norfolk Southern Corp.                                 45,000         2,394,900
-------------------------------------------------------------------------------
                                                                      2,394,900
RESTAURANTS -- 1.5%
Starbucks Corp. 1                                      80,000         3,020,800
-------------------------------------------------------------------------------
                                                                      3,020,800
RETAIL -- 4.6%
American Eagle Outfitters, Inc.                       100,000         3,404,000
Costco Wholesale Corp.                                 60,000         3,427,800
J.C. Penney Co., Inc.                                  34,000         2,295,340
-------------------------------------------------------------------------------
                                                                      9,127,140
SECURITIES BROKERAGE & SERVICES -- 1.7%
Countrywide Financial Corp.                            90,000         3,427,200
-------------------------------------------------------------------------------
                                                                      3,427,200
STEEL -- 1.8%
Nucor Corp.                                            66,400         3,602,200
-------------------------------------------------------------------------------
                                                                      3,602,200
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
Nokia Oyj, ADR 3                                      130,000         2,633,800
-------------------------------------------------------------------------------
                                                                      2,633,800
TEXTILE -- APPAREL MANUFACTURERS -- 1.3%
Coach, Inc. 1                                          85,000         2,541,500
-------------------------------------------------------------------------------
                                                                      2,541,500
TOBACCO -- 1.4%
Altria Group, Inc.                                     38,000         2,790,340
-------------------------------------------------------------------------------
                                                                      2,790,340

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
UTILITIES -- CABLE TV & RADIO -- 1.9%
Comcast Corp., Special Class A 1                      115,000    $    3,769,700
-------------------------------------------------------------------------------
                                                                      3,769,700
UTILITIES -- TELECOMMUNICATIONS -- 5.2%
America Movil S.A. de C.V., ADR 3                      64,000         2,128,640
AT&T, Inc.                                            100,000         2,789,000
Verizon Communications, Inc.                           90,000         3,014,100
Vodafone Group PLC, ADR 3                             110,000         2,343,000
-------------------------------------------------------------------------------
                                                                     10,274,740
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $173,603,896)                             190,345,168

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                        55,077
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $45,382)                                   55,077

                                                                          Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.2%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 9                                   8,314,388
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $8,314,388)                        8,314,388

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.5% (Cost $181,963,666)                     198,714,633

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.5)%                                       (941,415)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  197,773,218

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


94 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - THE INFORMATION AGE FUND(R)

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 90.3%
ADVERTISING AGENCIES -- 5.7%
aQuantive, Inc. 1                                     113,100    $    2,864,823
Marchex, Inc., Class B 1                              101,390         1,665,838
-------------------------------------------------------------------------------
                                                                      4,530,661
CASINOS & GAMBLING -- 1.1%
The9 Ltd., ADR 1,3                                     36,700           851,073
-------------------------------------------------------------------------------
                                                                        851,073
COMMUNICATIONS TECHNOLOGY -- 11.0%
AudioCodes Ltd. 1                                     123,670         1,348,003
Ixia 1                                                156,640         1,409,760
McAfee, Inc. 1                                         49,360         1,197,967
QUALCOMM, Inc.                                         22,060           883,944
Redback Networks, Inc. 1                               35,100           643,734
Sonus Networks, Inc. 1                                127,610           631,670
Tellabs, Inc. 1                                        65,450           871,140
WebEx Communications, Inc. 1                           49,430         1,756,742
-------------------------------------------------------------------------------
                                                                      8,742,960
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 23.2%
Adobe Systems, Inc. 1                                  12,980           394,073
Akamai Technologies, Inc. 1                            68,330         2,472,863
Altiris, Inc. 1                                        34,178           616,571
Blackbaud, Inc.                                        45,150         1,024,905
Citrix Systems, Inc. 1                                 21,410           859,398
Digital River, Inc. 1                                  41,510         1,676,589
Digitas, Inc. 1                                       161,060         1,871,517
eCollege.com, Inc. 1                                   30,250           639,485
F5 Networks, Inc. 1                                    19,930         1,065,856
Informatica Corp. 1                                    76,320         1,004,371
LoopNet, Inc. 1                                         6,610           123,012
Microsoft Corp.                                        64,840         1,510,772
Omniture, Inc. 1                                       89,380           651,580
Openwave Systems, Inc. 1                              122,080         1,408,803
PDF Solutions, Inc. 1                                  61,611           764,593
Quest Software, Inc. 1                                 40,960           575,078
RADWARE Ltd. 1                                         51,070           655,739
Red Hat, Inc. 1                                        22,320           522,288
Sigma Designs, Inc. 1                                  63,410           597,956
-------------------------------------------------------------------------------
                                                                     18,435,449
COMPUTER TECHNOLOGY -- 5.4%
M-Systems Flash Disk Pioneers Ltd. 1                  107,810         3,194,410
Neoware, Inc. 1                                        22,570           277,385
Rackable Systems, Inc. 1                                7,810           308,417
Xyratex Ltd. 1                                         20,050           530,322
-------------------------------------------------------------------------------
                                                                      4,310,534
CONSUMER ELECTRONICS -- 12.2%
Google, Inc., Class A 1                                 8,880         3,723,650
Netflix, Inc. 1                                        52,380         1,425,260
THQ, Inc. 1                                            48,210         1,041,336
Yahoo! Inc. 1                                         106,718         3,521,694
-------------------------------------------------------------------------------
                                                                      9,711,940

June 30, 2006 (unaudited)     Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.0%
Nintendo Co. Ltd., ADR 3                               38,700    $      808,443
-------------------------------------------------------------------------------
                                                                        808,443
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 23.8%
ANADIGICS, Inc. 1                                     101,060           679,123
CSR PLC 1                                    GBP       23,700           552,213
FormFactor, Inc. 1                                     24,430         1,090,311
Integrated Device Technology, Inc. 1                   54,980           779,616
Marvell Technology Group Ltd. 1                        55,950         2,480,264
Netlogic Microsystems, Inc. 1                          28,220           910,095
Nextest Systems Corp. 1                                24,700           400,387
O2Micro International Ltd., ADR 1,3                   450,390         3,463,499
PLX Technology, Inc. 1                                186,362         2,277,344
Silicon Image, Inc. 1                                  52,190           562,608
Silicon Laboratories, Inc. 1                           25,820           907,573
Silicon Motion Technology Corp., ADR 1,3              115,460         1,655,696
SiRF Technology Holdings, Inc. 1                       23,510           757,492
Tessera Technologies, Inc. 1                           24,100           662,750
Virage Logic Corp. 1                                   70,814           664,944
Volterra Semiconductor Corp. 1                         67,670         1,032,644
-------------------------------------------------------------------------------
                                                                     18,876,559
ELECTRONICS -- TECHNOLOGY -- 1.2%
Eagle Test Systems, Inc. 1                             69,960           980,839
-------------------------------------------------------------------------------
                                                                        980,839
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.1%
KLA-Tencor Corp.                                       21,030           874,217
-------------------------------------------------------------------------------
                                                                        874,217
RETAIL -- 1.0%
GSI Commerce, Inc. 1                                   56,939           770,385
-------------------------------------------------------------------------------
                                                                        770,385
SERVICES -- COMMERCIAL -- 3.3%
Ctrip.com International Ltd., ADR 3                    30,080         1,535,584
Monster Worldwide, Inc. 1                              25,910         1,105,321
-------------------------------------------------------------------------------
                                                                      2,640,905
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
WiderThan Co. Ltd., ADR 1,3                            18,990           195,407
-------------------------------------------------------------------------------
                                                                        195,407
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $63,978,902)                               71,729,372

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                        32,408
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $27,964)                                   32,408

                               See notes to Schedule of Investments on page 107.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 95

SCHEDULE OF INVESTMENTS - THE INFORMATION AGE FUND(R)
                                          (Continued)


June 30, 2006 (unaudited)                                                 Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.0%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 9                              $    3,991,317
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 9                                   3,958,317
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $7,949,634)                        7,949,634

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3% (Cost $71,956,500)                       79,711,414

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.3)%                                       (234,998)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $   79,476,416

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


96 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - RS INTERNET AGE FUND(R)

June 30, 2006 (unaudited)                               Shares            Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%
ADVERTISING AGENCIES -- 9.9%
aQuantive, Inc. 1                                      161,010   $    4,078,383
Marchex, Inc., Class B 1                               167,440        2,751,039
-------------------------------------------------------------------------------
                                                                      6,829,422
CASINOS & GAMBLING -- 1.1%
The9 Ltd., ADR 1,3                                      33,100          767,589
-------------------------------------------------------------------------------
                                                                        767,589
COMMUNICATIONS & MEDIA -- 1.5%
Linktone Ltd., ADR 1,3                                 178,790        1,063,801
-------------------------------------------------------------------------------
                                                                      1,063,801
COMMUNICATIONS TECHNOLOGY -- 5.6%
AudioCodes Ltd. 1                                      120,540        1,313,886
China GrenTech Corp. Ltd., ADR 1,3                      37,800          402,986
Sonus Networks, Inc. 1                                 115,080          569,646
WebEx Communications, Inc. 1                            44,574        1,584,160
-------------------------------------------------------------------------------
                                                                      3,870,678
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 24.2%
Adobe Systems, Inc. 1                                   11,210          340,335
Akamai Technologies, Inc. 1                             50,470        1,826,509
Altiris, Inc. 1                                         29,550          533,082
Citrix Systems, Inc. 1                                  16,060          644,648
Digital River, Inc. 1                                   64,110        2,589,403
Digitas, Inc. 1                                        224,060        2,603,577
eCollege.com, Inc. 1                                    40,240          850,674
F5 Networks, Inc. 1                                     17,350          927,878
Informatica Corp. 1                                     37,150          488,894
LoopNet, Inc. 1                                          5,820          108,310
Omniture, Inc. 1                                        77,690          566,360
Openwave Systems, Inc. 1                               108,100        1,247,474
PDF Solutions, Inc. 1                                   55,170          684,660
RADWARE Ltd. 1                                          32,840          421,666
Sigma Designs, Inc. 1                                   54,820          516,953
Smith Micro Software, Inc. 1                            44,880          718,978
Submarino SA, GDR 144A 3,7                              30,000        1,205,961
Symantec Corp. 1                                        30,310          471,017
-------------------------------------------------------------------------------
                                                                     16,746,379
COMPUTER TECHNOLOGY -- 5.1%
M-Systems Flash Disk Pioneers Ltd. 1                    86,100        2,551,143
Rackable Systems, Inc. 1                                 6,960          274,850
Trident Microsystems, Inc. 1                            12,620          239,528
Xyratex Ltd. 1                                          17,640          466,578
-------------------------------------------------------------------------------
                                                                      3,532,099
CONSUMER ELECTRONICS -- 17.2%
Google, Inc., Class A 1                                  8,860        3,715,264
Netflix, Inc. 1                                         99,040        2,694,878
THQ, Inc. 1                                             42,080          908,928
Yahoo! Inc. 1                                          139,850        4,615,050
-------------------------------------------------------------------------------
                                                                     11,934,120
CONSUMER PRODUCTS -- 1.0%
Nintendo Co. Ltd., ADR 3                                33,400          697,726
-------------------------------------------------------------------------------
                                                                        697,726

June 30, 2006 (unaudited)     Foreign Currency 2        Shares            Value
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.9%
Color Kinetics, Inc. 1                                  34,550   $      653,341
-------------------------------------------------------------------------------
                                                                        653,341
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 13.8%
CSR PLC 1                                    GBP        21,300          496,292
Netlogic Microsystems, Inc. 1                           47,780        1,540,905
Nextest Systems Corp. 1                                 22,000          356,620
O2Micro International Ltd., ADR 1,3                    449,950        3,460,116
PLX Technology, Inc. 1                                 168,070        2,053,815
Silicon Motion Technology Corp., ADR 1,3                78,260        1,122,248
SiRF Technology Holdings, Inc. 1                        15,410          496,510
-------------------------------------------------------------------------------
                                                                      9,526,506
ELECTRONICS -- TECHNOLOGY -- 1.3%
Eagle Test Systems, Inc. 1                              63,230          886,485
-------------------------------------------------------------------------------
                                                                        886,485
PRINTING & COPYING SERVICES -- 1.5%
VistaPrint Ltd. 1                                       39,010        1,043,127
-------------------------------------------------------------------------------
                                                                      1,043,127
RETAIL -- 5.5%
Amazon.com, Inc. 1                                      37,690        1,457,849
Blue Nile, Inc. 1                                       15,880          510,701
GSI Commerce, Inc. 1                                   133,360        1,804,361
-------------------------------------------------------------------------------
                                                                      3,772,911
SECURITIES BROKERAGE & SERVICES -- 1.7%
ZipRealty, Inc. 1                                      138,480        1,174,310
-------------------------------------------------------------------------------
                                                                      1,174,310
SERVICES -- COMMERCIAL -- 6.0%
Ctrip.com International Ltd., ADR 3                     45,460        2,320,733
Monster Worldwide, Inc. 1                               43,180        1,842,059
-------------------------------------------------------------------------------
                                                                      4,162,792
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
WiderThan Co. Ltd., ADR 1,3                             19,140          196,951
-------------------------------------------------------------------------------
                                                                        196,951
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $57,908,173)                               66,858,237

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                        21,116
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $18,416)                                   21,116

                                                                          Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.3%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 9                                   2,939,518
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,939,518)                        2,939,518

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.9% (Cost $60,866,107)                       69,818,871

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.9)%                                       (599,553)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $   69,219,318

                               See notes to Schedule of Investments on page 107.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 97

SCHEDULE OF INVESTMENTS - RS MIDCAP OPPORTUNITIES FUND

June 30, 2006 (unaudited)                               Shares            Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%
AIR TRANSPORT -- 1.3%
AMR Corp. 1                                            135,000   $    3,431,700
-------------------------------------------------------------------------------
                                                                      3,431,700
BANKS -- OUTSIDE NEW YORK CITY -- 4.1%
AmericanWest Bancorp.                                  126,000        2,853,900
Commerce Bancshares, Inc.                               54,000        2,702,700
SVB Financial Group 1                                   58,000        2,636,680
Zions Bancorp.                                          31,500        2,455,110
-------------------------------------------------------------------------------
                                                                     10,648,390
BEVERAGE -- BREWERS & WINERIES -- 0.8%
Quilmes Industrial S.A., ADR 3                          42,000        2,063,040
-------------------------------------------------------------------------------
                                                                      2,063,040
BEVERAGE - SOFT DRINKS -- 1.0%
Hansen Natural Corp. 1                                  14,000        2,665,180
-------------------------------------------------------------------------------
                                                                      2,665,180
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 1.5%
Cephalon, Inc. 1                                        67,000        4,026,700
-------------------------------------------------------------------------------
                                                                      4,026,700
BUILDING MATERIALS -- 2.5%
Simpson Manufacturing Co., Inc.                         82,000        2,956,100
Vulcan Materials Co.                                    45,000        3,510,000
-------------------------------------------------------------------------------
                                                                      6,466,100
CASINOS & GAMBLING -- 4.3%
Boyd Gaming Corp.                                       75,600        3,051,216
International Game Technology                           75,000        2,845,500
Pinnacle Entertainment, Inc. 1                          65,000        1,992,250
Scientific Games Corp., Class A 1                       90,000        3,205,800
-------------------------------------------------------------------------------
                                                                     11,094,766
COMMUNICATIONS & MEDIA -- 1.6%
Gemstar-TV Guide International, Inc. 1               1,200,000        4,224,000
-------------------------------------------------------------------------------
                                                                      4,224,000
COMMUNICATIONS TECHNOLOGY -- 4.4%
3Com Corp. 1                                           625,000        3,200,000
Ciena Corp. 1                                          780,000        3,751,800
Tellabs, Inc. 1                                        327,600        4,360,356
-------------------------------------------------------------------------------
                                                                     11,312,156
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 3.2%
Citrix Systems, Inc. 1                                  60,000        2,408,400
Digital River, Inc. 1                                   67,100        2,710,169
Openwave Systems, Inc. 1                               267,000        3,081,180
-------------------------------------------------------------------------------
                                                                      8,199,749
COMPUTER TECHNOLOGY -- 4.1%
M-Systems Flash Disk Pioneers Ltd. 1                   113,400        3,360,042
Palm, Inc. 1                                           280,000        4,508,000
Trident Microsystems, Inc. 1                           150,000        2,847,000
-------------------------------------------------------------------------------
                                                                     10,715,042
CONSTRUCTION -- 1.2%
Chicago Bridge & Iron Co. N. V., ADR 3                 127,000        3,067,050
-------------------------------------------------------------------------------
                                                                      3,067,050

June 30, 2006 (unaudited)                               Shares            Value
-------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 4.1%
Harman International Industries, Inc.                   34,000   $    2,902,580
Netflix, Inc. 1                                        140,000        3,809,400
THQ, Inc. 1                                            180,000        3,888,000
-------------------------------------------------------------------------------
                                                                     10,599,980
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
Chicago Mercantile Exchange
   Holdings, Inc.                                        6,000        2,946,900
-------------------------------------------------------------------------------
                                                                      2,946,900
DRUGS & PHARMACEUTICALS -- 3.8%
Amylin Pharmaceuticals, Inc. 1                          82,000        4,048,340
Forest Laboratories, Inc. 1                             88,000        3,404,720
Shire PLC, ADR 3                                        55,000        2,432,650
-------------------------------------------------------------------------------
                                                                      9,885,710
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.9%
AMETEK, Inc.                                            52,100        2,468,498
-------------------------------------------------------------------------------
                                                                      2,468,498
ELECTRONICS -- 1.5%
Avid Technology, Inc. 1                                114,000        3,799,620
-------------------------------------------------------------------------------
                                                                      3,799,620
ELECTRONICS -- INSTRUMENTS, GAUGES & METERS -- 1.0%
Thermo Electron Corp. 1                                 75,000        2,718,000
-------------------------------------------------------------------------------
                                                                      2,718,000
ELECTRONICS -- MEDICAL SYSTEMS -- 1.1%
Advanced Medical Optics, Inc. 1                         57,000        2,889,900
-------------------------------------------------------------------------------
                                                                      2,889,900
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 7.4%
Agere Systems, Inc. 1                                  200,000        2,940,000
Chartered Semiconductor
   Manufacturing Ltd., ADR 1,3                         365,000        3,175,500
Cypress Semiconductor Corp. 1                          165,000        2,399,100
Marvell Technology Group Ltd. 1                         75,000        3,324,750
Micron Technology, Inc. 1                              165,000        2,484,900
PMC-Sierra, Inc. 1                                     250,000        2,350,000
STATS ChipPAC Ltd., ADR 1,3                            400,000        2,504,000
-------------------------------------------------------------------------------
                                                                     19,178,250
FINANCE -- SMALL LOANS -- 1.4%
The First Marblehead Corp.                              65,000        3,701,100
-------------------------------------------------------------------------------
                                                                      3,701,100
FINANCIAL INFORMATION SERVICES -- 1.0%
FactSet Research Systems, Inc.                          54,000        2,554,200
-------------------------------------------------------------------------------
                                                                      2,554,200
HEALTH CARE FACILITIES -- 1.3%
Sunrise Senior Living, Inc. 1                          120,000        3,318,000
-------------------------------------------------------------------------------
                                                                      3,318,000
HEALTH CARE SERVICES -- 1.2%
Medco Health Solutions, Inc. 1                          52,500        3,007,200
-------------------------------------------------------------------------------
                                                                      3,007,200

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


98 | CALL 1-800-766-FUND

June 30, 2006 (unaudited)                               Shares            Value
-------------------------------------------------------------------------------
HOTEL/MOTEL -- 1.4%
Hilton Hotels Corp.                                    127,000   $    3,591,560
-------------------------------------------------------------------------------
                                                                      3,591,560
IDENTIFICATION CONTROL & FILTER DEVICES -- 1.2%
Agilent Technologies, Inc. 1                            95,000        2,998,200
-------------------------------------------------------------------------------
                                                                      2,998,200
INSURANCE -- MULTI-LINE -- 1.0%
Genworth Financial, Inc., Class A                       77,000        2,682,680
-------------------------------------------------------------------------------
                                                                      2,682,680
INSURANCE -- PROPERTY & CASUALTY -- 1.2%
Covanta Holdings Corp. 1                               180,000        3,177,000
-------------------------------------------------------------------------------
                                                                      3,177,000
INVESTMENT MANAGEMENT COMPANIES -- 1.8%
Affiliated Managers Group, Inc. 1                       28,000        2,432,920
T. Rowe Price Group, Inc.                               60,000        2,268,600
-------------------------------------------------------------------------------
                                                                      4,701,520
LEISURE TIME -- 1.2%
Penn National Gaming, Inc. 1                            80,000        3,102,400
-------------------------------------------------------------------------------
                                                                      3,102,400
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 2.8%
BJ Services Co.                                         85,000        3,167,100
Grant Prideco, Inc. 1                                   90,000        4,027,500
-------------------------------------------------------------------------------
                                                                      7,194,600
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.3%
Cytyc Corp. 1                                          103,000        2,612,080
DENTSPLY International, Inc.                            49,400        2,993,640
ResMed, Inc. 1                                          64,200        3,014,190
-------------------------------------------------------------------------------
                                                                      8,619,910
METAL FABRICATING -- 1.8%
Mueller Water Products, Inc. 1                         265,000        4,613,650
-------------------------------------------------------------------------------
                                                                      4,613,650
MISCELLANEOUS CONSUMER STAPLES -- 1.3%
Herbalife Ltd. 1                                        82,000        3,271,800
-------------------------------------------------------------------------------
                                                                      3,271,800
MULTI-SECTOR COMPANIES -- 1.2%
McDermott International, Inc. 1                         67,500        3,069,225
-------------------------------------------------------------------------------
                                                                      3,069,225
OIL -- CRUDE PRODUCERS -- 3.8%
EOG Resources, Inc.                                     50,000        3,467,000
Southwestern Energy Co. 1                              102,000        3,178,320
XTO Energy, Inc.                                        70,000        3,098,900
-------------------------------------------------------------------------------
                                                                      9,744,220
PRODUCTION TECHNOLOGY EQUIPMENT -- 3.3%
Cymer, Inc. 1                                           65,000        3,019,900
Lam Research Corp. 1                                    47,000        2,191,140
Novellus Systems, Inc. 1                               135,000        3,334,500
-------------------------------------------------------------------------------
                                                                      8,545,540
RADIO & TV BROADCASTERS -- 1.2%
Univision Communications, Inc., Class A 1               90,000        3,015,000
-------------------------------------------------------------------------------
                                                                      3,015,000

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
RETAIL -- 4.8%
Bebe Stores, Inc.                                      185,000   $    2,852,700
Limited Brands, Inc.                                   125,000        3,198,750
The TJX Cos., Inc.                                     145,000        3,314,700
Urban Outfitters, Inc. 1                               180,000        3,148,200
-------------------------------------------------------------------------------
                                                                     12,514,350
SECURITIES BROKERAGE & SERVICES -- 3.9%
E*TRADE Financial Corp. 1                              136,000        3,103,520
Investment Technology Group, Inc. 1                     72,000        3,661,920
Legg Mason, Inc.                                        34,000        3,383,680
-------------------------------------------------------------------------------
                                                                     10,149,120
STEEL -- 1.8%
Oregon Steel Mills, Inc. 1                              92,000        4,660,720
-------------------------------------------------------------------------------
                                                                      4,660,720
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
InterDigital Communications Corp. 1                    110,000        3,840,100
-------------------------------------------------------------------------------
                                                                      3,840,100
TOBACCO -- 1.2%
Loews Corp.- Carolina Group                             62,000        3,184,940
-------------------------------------------------------------------------------
                                                                      3,184,940
TRUCKERS -- 1.8%
Landstar System, Inc.                                  100,000        4,723,000
-------------------------------------------------------------------------------
                                                                      4,723,000
-------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL -- 1.2%
Mirant Corp. 1                                         120,000        3,216,000
-------------------------------------------------------------------------------
                                                                      3,216,000
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $238,987,976)                             255,596,766

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                        37,539
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $32,425)                                   37,539

                                                                          Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.8%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 9                                   4,700,240
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,700,240)                        4,700,240

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3% (Cost $243,720,641)                     260,334,545

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.3)%                                       (698,514)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  259,636,031

                               See notes to Schedule of Investments on page 107.
      The accompanying notes are an integral part of these financial statements.

                                                      WWW.RSINVESTMENTS.COM | 99

SCHEDULE OF INVESTMENTS - RS SMALLER COMPANY GROWTH FUND

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 91.8%
ADVERTISING AGENCIES -- 0.8%
Marchex, Inc., Class B 1                              135,620    $    2,228,236
-------------------------------------------------------------------------------
                                                                      2,228,236
BANKS -- OUTSIDE NEW YORK CITY -- 3.6%
Boston Private Financial Holdings, Inc.               130,320         3,635,928
PrivateBancorp, Inc.                                  101,126         4,187,628
Virginia Commerce Bancorp, Inc. 1                     126,275         3,017,972
-------------------------------------------------------------------------------
                                                                     10,841,528
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 0.8%
Solexa, Inc. 1                                        291,830         2,480,555
-------------------------------------------------------------------------------
                                                                      2,480,555
CASINOS & GAMBLING -- 3.8%
Century Casinos, Inc. 1                               303,000         3,245,130
Scientific Games Corp., Class A 1                     171,790         6,119,160
The9 Ltd., ADR 1,3                                     92,100         2,135,799
-------------------------------------------------------------------------------
                                                                     11,500,089
COMMUNICATIONS TECHNOLOGY -- 3.6%
j2 Global Communications, Inc. 1                      182,020         5,682,665
RADVision Ltd. 1                                      240,310         3,830,541
Redback Networks, Inc. 1                               73,900         1,355,326
-------------------------------------------------------------------------------
                                                                     10,868,532
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 8.8%
Concur Technologies, Inc. 1                           206,620         3,196,412
Digitas, Inc. 1                                       345,350         4,012,967
Equinix, Inc. 1                                        63,070         3,460,020
Omniture, Inc. 1                                      215,322         1,569,697
Openwave Systems, Inc. 1                              216,680         2,500,487
Optimal Group, Inc., Class A 1                        256,440         3,464,504
PDF Solutions, Inc. 1                                 189,590         2,352,812
RADWARE Ltd. 1                                        146,564         1,881,882
Retalix Ltd. 1                                        123,060         2,745,469
Synplicity, Inc. 1                                    199,276         1,169,750
-------------------------------------------------------------------------------
                                                                     26,354,000
COMPUTER TECHNOLOGY -- 2.7%
M-Systems Flash Disk Pioneers Ltd. 1                  105,690         3,131,595
Neoware, Inc. 1                                        91,365         1,122,876
Rackable Systems, Inc. 1                               58,740         2,319,642
Radiant Systems, Inc. 1                               147,948         1,563,810
-------------------------------------------------------------------------------
                                                                      8,137,923
CONSUMER ELECTRONICS -- 1.1%
Netflix, Inc. 1                                       117,490         3,196,903
-------------------------------------------------------------------------------
                                                                      3,196,903
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
Greenhill & Co., Inc.                                  45,130         2,742,099
-------------------------------------------------------------------------------
                                                                      2,742,099
DIVERSIFIED MATERIALS & PROCESSING -- 0.9%
Hexcel Corp. 1                                        169,790         2,667,401
-------------------------------------------------------------------------------
                                                                      2,667,401

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------

EDUCATION SERVICES -- 0.5%
Laureate Education, Inc. 1                             33,390    $    1,423,416
-------------------------------------------------------------------------------
                                                                      1,423,416

ELECTRONICS -- 0.8%
SRS Labs, Inc. 1                                      483,215         2,411,243
-------------------------------------------------------------------------------
                                                                      2,411,243

ELECTRONICS -- MEDICAL SYSTEMS -- 0.4%
Illumina, Inc. 1                                       34,950         1,036,617
-------------------------------------------------------------------------------
                                                                      1,036,617
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 3.2%
ANADIGICS, Inc. 1                                     282,820         1,900,550
Microsemi Corp. 1                                     123,280         3,005,566
Netlogic Microsystems, Inc. 1                          68,420         2,206,545
Volterra Semiconductor Corp. 1                        164,160         2,505,082
-------------------------------------------------------------------------------
                                                                      9,617,743
FINANCIAL -- MISCELLANEOUS -- 1.4%
Portfolio Recovery Associates, Inc. 1                  92,030         4,205,771
-------------------------------------------------------------------------------
                                                                      4,205,771
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 1.5%
Online Resources Corp. 1                              428,590         4,431,620
-------------------------------------------------------------------------------
                                                                      4,431,620
HEALTH CARE FACILITIES -- 2.2%
Five Star Quality Care, Inc. 1                        393,050         4,351,064
LCA-Vision, Inc.                                       42,310         2,238,622
-------------------------------------------------------------------------------
                                                                      6,589,686
INSURANCE -- MULTI-LINE -- 1.6%
Amerisafe, Inc. 1                                     372,629         4,635,505
-------------------------------------------------------------------------------
                                                                      4,635,505
INSURANCE -- PROPERTY & CASUALTY -- 1.5%
The Navigators Group, Inc. 1                          101,730         4,457,809
-------------------------------------------------------------------------------
                                                                      4,457,809
MACHINERY -- INDUSTRIAL/SPECIALTY -- 1.3%
Gardner Denver, Inc. 1                                 98,850         3,805,725
-------------------------------------------------------------------------------
                                                                      3,805,725
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.6%
Hydril 1                                               38,680         3,037,154
Oil States International, Inc. 1                      112,040         3,840,731
Superior Energy Services, Inc. 1                      114,600         3,884,940
Warrior Energy Service Corp. 1                        126,830         3,085,774
-------------------------------------------------------------------------------
                                                                     13,848,599
MACHINERY -- SPECIALTY -- 1.0%
Flow International Corp. 1                            205,281         2,888,304
-------------------------------------------------------------------------------
                                                                      2,888,304
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 13.9%
American Medical Systems Holdings, Inc. 1             218,070         3,630,866
AngioDynamics, Inc. 1                                 136,060         3,680,423
I-Flow Corp. 1                                         86,764           938,787

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


100 | CALL 1-800-766-FUND

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (continued)
Immucor, Inc. 1                                       126,275    $    2,428,268
Kyphon, Inc. 1                                         73,810         2,831,352
LifeCell Corp. 1                                      116,610         3,605,581
NuVasive, Inc. 1                                      181,970         3,317,313
Orthovita, Inc. 1                                     587,940         2,481,107
PolyMedica Corp.                                      106,513         3,830,207
ResMed, Inc. 1                                         82,160         3,857,412
SonoSite, Inc. 1                                       78,910         3,080,646
The Spectranetics Corp. 1                             330,460         3,542,531
Vital Signs, Inc.                                      86,030         4,261,066
-------------------------------------------------------------------------------
                                                                     41,485,559
METAL FABRICATING -- 2.3%
Dynamic Materials Corp.                                84,780         2,859,630
Maverick Tube Corp. 1                                  64,270         4,061,221
-------------------------------------------------------------------------------
                                                                      6,920,851
OIL -- CRUDE PRODUCERS -- 1.0%
Unit Corp. 1                                           53,260         3,029,961
-------------------------------------------------------------------------------
                                                                      3,029,961
POLLUTION CONTROL & ENVIRONMENTAL SERVICES -- 1.0%
Team, Inc. 1                                          116,490         2,918,074
-------------------------------------------------------------------------------
                                                                      2,918,074
POWER TRANSMISSION EQUIPMENT -- 1.1%
Regal-Beloit Corp.                                     75,700         3,342,155
-------------------------------------------------------------------------------
                                                                      3,342,155
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.4%
GSI Group, Inc. 1                                     162,926         1,399,534
Intevac, Inc. 1                                       134,050         2,906,204
-------------------------------------------------------------------------------
                                                                      4,305,738
RAILROAD EQUIPMENT -- 0.9%
American Railcar Industries, Inc.                      81,560         2,700,452
-------------------------------------------------------------------------------
                                                                      2,700,452
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
KKR Financial Corp.                                   154,360         3,212,232
-------------------------------------------------------------------------------
                                                                      3,212,232
RENTAL & LEASING SERVICES -- COMMERCIAL -- 1.1%
McGrath Rentcorp                                      114,880         3,194,813
-------------------------------------------------------------------------------
                                                                      3,194,813
RETAIL -- 3.7%
Cache, Inc. 1                                         257,107         4,458,235
Central Garden & Pet Co. 1                            100,110         4,309,736
Jos. A. Bank Clothiers, Inc. 1                         97,471         2,335,405
-------------------------------------------------------------------------------
                                                                     11,103,376
SECURITIES BROKERAGE & SERVICES -- 3.5%
GFI Group, Inc. 1                                      69,010         3,723,089
Investment Technology Group, Inc. 1                    83,430         4,243,250
optionsXpress Holdings, Inc.                          109,390         2,549,881
-------------------------------------------------------------------------------
                                                                     10,516,220

June 30, 2006 (unaudited)                              Shares             Value
-------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 9.4%
AMN Healthcare Services, Inc. 1                       205,680    $    4,175,304
Barrett Business Services, Inc. 1                     165,940         3,044,999
Ctrip.com International Ltd., ADR 3                    51,080         2,607,634
FirstService Corp. 1                                  183,859         4,898,004
Nutri/System, Inc. 1                                   56,560         3,514,073
Providence Service Corp. 1                            101,120         2,753,497
Rollins, Inc.                                         196,120         3,851,797
Steiner Leisure Ltd. 1                                 85,610         3,384,163
-------------------------------------------------------------------------------
                                                                     28,229,471
SHIPPING -- 0.9%
American Commercial Lines, Inc. 1                      43,530         2,622,682
-------------------------------------------------------------------------------
                                                                      2,622,682
SHOES -- 1.0%
Iconix Brand Group, Inc. 1                            178,900         2,923,226
-------------------------------------------------------------------------------
                                                                      2,923,226
TEXTILE -- APPAREL MANUFACTURERS -- 0.6%
Carter's, Inc. 1                                       68,630         1,813,891
-------------------------------------------------------------------------------
                                                                      1,813,891
TRANSPORTATION -- MISCELLANEOUS -- 1.0%
Vitran Corp., Inc. 1                                  133,430         3,134,271
-------------------------------------------------------------------------------
                                                                      3,134,271
TRUCKERS -- 0.9%
Old Dominion Freight Line, Inc. 1                      71,490         2,687,309
-------------------------------------------------------------------------------
                                                                      2,687,309

TOTAL COMMON STOCKS (Cost $238,680,020)                             274,509,585

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                        44,346
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $38,585)                                   44,346

                                                                          Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.7%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 9                                  15,049,031
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 9                                  14,158,110
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $29,207,141)                      29,207,141

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.5% (Cost $267,925,746)                     303,761,072

-------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.5)%                                     (4,634,779)

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $  299,126,293

                               See notes to Schedule of Investments on page 107.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM | 101

SCHEDULE OF INVESTMENTS - RS GLOBAL NATURAL RESOURCES FUND

June 30, 2006 (unaudited)     Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 78.8%
ALUMINUM -- 5.0%
Alcan, Inc.                                         1,038,200    $   48,733,108
Century Aluminum Co. 1                              1,514,200        54,041,798
-------------------------------------------------------------------------------
                                                                    102,774,906
CHEMICALS -- 1.7%
Eastman Chemical Co.                                  628,700        33,949,800
-------------------------------------------------------------------------------
                                                                     33,949,800
COAL -- 6.5%
Arch Coal, Inc.                                       881,620        37,354,239
Foundation Coal Holdings, Inc.                        921,200        43,231,916
Peabody Energy Corp.                                  839,820        46,819,965
Western Canadian Coal Corp. 1                CAD    2,616,200         5,976,270
-------------------------------------------------------------------------------
                                                                    133,382,390
ENERGY -- MISCELLANEOUS -- 1.2%
Crosstex Energy, Inc.                                 258,320        24,561,066
-------------------------------------------------------------------------------
                                                                     24,561,066
FINANCIAL -- MISCELLANEOUS -- 2.7%
Brookfield Asset Management, Inc.,
   Class A                                   CAD    1,375,050        55,258,213
-------------------------------------------------------------------------------
                                                                     55,258,213
GOLD -- 3.1%
Goldcorp, Inc.                               CAD    1,362,180        41,061,862
Kinross Gold Corp. 1                         CAD    2,046,100        22,306,761
-------------------------------------------------------------------------------
                                                                     63,368,623
INSURANCE -- MULTI-LINE -- 0.5%
PICO Holdings, Inc. 1                                 286,778         9,248,591
-------------------------------------------------------------------------------
                                                                      9,248,591
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 11.6%
Basic Energy Services, Inc. 1,6                     1,712,590        52,353,876
BJ Services Co.                                       638,200        23,779,332
Complete Production Services, Inc. 1                1,911,010        45,176,276
Key Energy Services, Inc. 1                         4,848,600        73,941,150
Noble Corp.                                           549,150        40,867,743
-------------------------------------------------------------------------------
                                                                    236,118,377
METALS & MINERALS -- MISCELLANEOUS -- 11.0%
BHP Billiton Ltd., ADR 3                            1,372,900        59,130,803
Companhia Vale do Rio Doce, ADR 3                   2,385,000        57,335,400
Falconbridge Ltd.                            CAD      908,200        47,838,538
Ivanhoe Nickel & Platinum Ltd. 1,4,5                  203,624         1,018,120
Labrador Iron Ore Royalty
   Income Fund                               CAD      351,300         7,499,310
Sherritt International Corp.                 CAD    5,080,000        50,831,855
-------------------------------------------------------------------------------
                                                                    223,654,026
OFFSHORE DRILLING -- 0.8%
Hercules Offshore, Inc. 1                             488,920        17,112,200
-------------------------------------------------------------------------------
                                                                     17,112,200
OIL -- CRUDE PRODUCERS -- 18.3%
Anadarko Petroleum Corp.                            1,229,900        58,653,931
Anderson Energy Ltd. 1,6                     CAD    4,613,000        21,075,249
Clear Energy, Inc. 1                         CAD    1,582,100         5,045,486
Compton Petroleum Corp. 1                    CAD    4,290,800        49,623,065

June 30, 2006 (unaudited)     Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------
OIL -- CRUDE PRODUCERS (continued)
Denbury Resources, Inc. 1                           1,432,000    $   45,351,440
EnCana Corp.                                 CAD      358,800        18,893,007
Newfield Exploration Co. 1                            341,300        16,703,222
Nexen, Inc.                                  CAD    1,251,700        70,529,365
Noble Energy, Inc.                                    269,800        12,642,828
Southwestern Energy Co. 1                             547,200        17,050,752
Talisman Energy, Inc.                        CAD    3,294,000        57,481,967
-------------------------------------------------------------------------------
                                                                    373,050,312
OIL -- INTEGRATED INTERNATIONAL -- 9.0%
Exxon Mobil Corp.                                     336,500        20,644,275
Marathon Oil Corp.                                    785,900        65,465,470
Paramount Resources Ltd., Class A 1          CAD    2,403,300        77,504,972
Petrobank Energy & Resources Ltd. 1          CAD    1,478,400        20,156,990
Trilogy Energy Trust                         CAD          100             1,693
-------------------------------------------------------------------------------
                                                                    183,773,400
STEEL -- 2.5%
Allegheny Technologies, Inc.                          740,260        51,255,602
-------------------------------------------------------------------------------
                                                                     51,255,602
UTILITIES -- ELECTRICAL -- 4.9%
PPL Corp.                                           1,571,700        50,765,910
TXU Corp.                                             802,900        48,005,391
-------------------------------------------------------------------------------
                                                                     98,771,301
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,257,318,922)                         1,606,278,807

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                       100,649
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $98,879)                                  100,649

                                                                          Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.0%
BlackRock Liquidity Funds TempCash
   Portfolio-Institutional Shares 9                                 101,883,166
BlackRock Liquidity Funds TempFund
   Portfolio-Institutional Shares 9                                 101,758,166
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $203,641,332)                    203,641,332

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 88.8% (Cost $1,461,059,133)                  1,810,020,788

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 11.2%                                          228,196,810

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $2,038,217,598

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


102 | CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS - RS INVESTORS FUND

June 30, 2006 (unaudited)     Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 89.9%
ADVERTISING AGENCIES -- 4.9%
ADVO, Inc.                                            124,660    $    3,067,883
-------------------------------------------------------------------------------
                                                                      3,067,883
CABLE TELEVISION SERVICES -- 6.0%
Liberty Global, Inc., Class A 1                        82,806         1,780,329
Liberty Global, Inc., Series C 1                       94,550         1,944,894
-------------------------------------------------------------------------------
                                                                      3,725,223
CHEMICALS -- 3.8%
Eastman Chemical Co.                                   44,150         2,384,100
-------------------------------------------------------------------------------
                                                                      2,384,100
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 4.4%
Symantec Corp. 1                                      178,400         2,772,336
-------------------------------------------------------------------------------
                                                                      2,772,336
DIVERSIFIED FINANCIAL SERVICES -- 2.5%
Merrill Lynch & Co., Inc.                              22,400         1,558,144
-------------------------------------------------------------------------------
                                                                      1,558,144
EDUCATION SERVICES -- 2.8%
Corinthian Colleges, Inc. 1                           120,100         1,724,636
-------------------------------------------------------------------------------
                                                                      1,724,636
ELECTRONICS -- MEDICAL SYSTEMS -- 3.6%
eResearch Technology, Inc. 1                          248,110         2,257,801
-------------------------------------------------------------------------------
                                                                      2,257,801
FINANCIAL -- MISCELLANEOUS -- 3.5%
Ambac Financial Group, Inc.                            27,110         2,198,621
-------------------------------------------------------------------------------
                                                                      2,198,621
INSURANCE -- LIFE -- 4.7%
Conseco, Inc. 1                                       125,690         2,903,439
-------------------------------------------------------------------------------
                                                                      2,903,439
INSURANCE -- MULTI-LINE -- 7.9%
Assurant, Inc.                                         57,820         2,798,488
Hanover Insurance Group, Inc.                          45,010         2,136,175
-------------------------------------------------------------------------------
                                                                      4,934,663
INVESTMENT MANAGEMENT COMPANIES -- 4.3%
Amvescap PLC, ADR 3                                   146,800         2,714,332
-------------------------------------------------------------------------------
                                                                      2,714,332
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 5.2%
Key Energy Services, Inc. 1                           212,400         3,239,100
-------------------------------------------------------------------------------
                                                                      3,239,100
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 1.2%
Diebold, Inc.                                          19,000           771,780
-------------------------------------------------------------------------------
                                                                        771,780
OIL -- CRUDE PRODUCERS -- 3.0%
Compton Petroleum Corp. 1                    CAD      161,500         1,867,746
-------------------------------------------------------------------------------
                                                                      1,867,746

June 30, 2006 (unaudited)     Foreign Currency 2       Shares             Value
-------------------------------------------------------------------------------
OIL -- INTEGRATED INTERNATIONAL -- 4.3%
Paramount Resources Ltd., Class A 1          CAD       84,000    $    2,708,949
-------------------------------------------------------------------------------
                                                                      2,708,949
REAL ESTATE -- 5.1%
MI Developments, Inc., Class A                         93,900         3,184,149
-------------------------------------------------------------------------------
                                                                      3,184,149
RESTAURANTS -- 5.3%
Triarc Cos., Inc., Class B                            210,500         3,290,115
-------------------------------------------------------------------------------
                                                                      3,290,115
RETAIL -- 0.0%
J. Crew Group, Inc. 1                                     380            10,431
-------------------------------------------------------------------------------
                                                                         10,431
SERVICES -- COMMERCIAL -- 12.9%
Coinmach Service Corp.                                 69,700         1,145,868
Coinmach Service Corp., Class A                        12,600           129,150
Coinstar, Inc. 1                                      109,200         2,614,248
Corrections Corp. of America 1                         78,460         4,153,672
-------------------------------------------------------------------------------
                                                                      8,042,938
UTILITIES -- ELECTRICAL -- 4.5%
PPL Corp.                                              86,000         2,777,800
-------------------------------------------------------------------------------
                                                                      2,777,800

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $55,639,436)                               56,134,186
DEPOSITORY SECURITIES -- 5.1%
DIVERSIFIED FINANCIAL SERVICES -- 5.1%
KKR Private Equity Investors, L.P. 144A 1,7           147,000         3,219,300
-------------------------------------------------------------------------------
                                                                      3,219,300

-------------------------------------------------------------------------------
TOTAL DEPOSITORY SECURITIES (Cost $3,675,000)                         3,219,300

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                         1,186
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $1,197)                                     1,186

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 95.0% (Cost $59,315,633)                        59,354,672

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 5.0%                                             3,103,130

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $   62,457,802

                               See notes to Schedule of Investments on page 107.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM | 103

SCHEDULE OF INVESTMENTS -- RS PARTNERS FUND

June 30, 2006 (unaudited)                                Shares           Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 74.4%
ADVERTISING AGENCIES -- 3.0%
ADVO, Inc. 6                                          2,983,950  $   73,435,009
-------------------------------------------------------------------------------
                                                                     73,435,009
AIR TRANSPORT -- 0.3%
Grupo Aeroportuario del Pacifico
  SA de CV, ADR 3                                       217,910       6,940,433
-------------------------------------------------------------------------------
                                                                      6,940,433
AUTO PARTS -- AFTER MARKET -- 1.7%
Commercial Vehicle Group, Inc. 1,6                    2,047,101      42,334,049
-------------------------------------------------------------------------------
                                                                     42,334,049
BANKS -- OUTSIDE NEW YORK CITY -- 3.8%
Greater Bay Bancorp                                     884,978      25,443,117
Hancock Holding Co.                                     568,920      31,859,520
Whitney Holding Corp.                                   985,026      34,840,370
-------------------------------------------------------------------------------
                                                                     92,143,007
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 0.8%
Angiotech Pharmaceuticals, Inc. 1                     1,676,662      19,700,778
-------------------------------------------------------------------------------
                                                                     19,700,778
CABLE TELEVISION SERVICES -- 2.2%
Liberty Global, Inc., Class A 1                       1,241,878      26,700,377
Liberty Global, Inc., Series C 1                      1,259,441      25,906,701
-------------------------------------------------------------------------------
                                                                     52,607,078
CASINOS & GAMBLING -- 2.1%
Scientific Games Corp., Class A 1                     1,427,190      50,836,508
-------------------------------------------------------------------------------
                                                                     50,836,508
COAL -- 2.8%
Peabody Energy Corp.                                  1,214,300      67,697,225
-------------------------------------------------------------------------------
                                                                     67,697,225
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 1.2%
Novell, Inc. 1                                        4,558,544      30,223,147
-------------------------------------------------------------------------------
                                                                     30,223,147
CONSUMER PRODUCTS -- 1.4%
Spectrum Brands, Inc. 1,6                             2,622,430      33,881,796
-------------------------------------------------------------------------------
                                                                     33,881,796
EDUCATION SERVICES -- 2.8%
Corinthian Colleges, Inc. 1,6                         4,723,424      67,828,369
-------------------------------------------------------------------------------
                                                                     67,828,369
ELECTRONICS -- MEDICAL SYSTEMS -- 1.9%
eResearch Technology, Inc. 1,6                        5,002,730      45,524,843
-------------------------------------------------------------------------------
                                                                     45,524,843
FINANCE COMPANIES -- 3.2%
Assured Guaranty Ltd.                                 1,759,740      44,644,604
Lazard Ltd., Class A                                    786,560      31,777,024
-------------------------------------------------------------------------------
                                                                     76,421,628
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS -- 2.0%
John H. Harland Co.                                   1,132,930      49,282,455
-------------------------------------------------------------------------------
                                                                     49,282,455

June 30, 2006 (unaudited)     Foreign Currency 2         Shares           Value
-------------------------------------------------------------------------------
GOLD -- 1.8%
Goldcorp, Inc.                               CAD      1,462,430  $   44,083,821
-------------------------------------------------------------------------------
                                                                     44,083,821
HEALTH CARE MANAGEMENT SERVICES -- 1.4%
Centene Corp. 1                                       1,417,260      33,348,128
-------------------------------------------------------------------------------
                                                                     33,348,128
IDENTIFICATION CONTROL & FILTER DEVICES -- 0.9%
Paxar Corp. 1                                         1,068,470      21,978,428
-------------------------------------------------------------------------------
                                                                     21,978,428
INSURANCE -- MULTI-LINE -- 3.1%
Hanover Insurance Group, Inc.                         1,601,570      76,010,512
-------------------------------------------------------------------------------
                                                                     76,010,512
INVESTMENT MANAGEMENT COMPANIES -- 1.4%
Affiliated Managers Group, Inc. 1                       391,780      34,041,764
-------------------------------------------------------------------------------
                                                                     34,041,764
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 3.0%
Key Energy Services, Inc. 1                           4,797,100      73,155,775
-------------------------------------------------------------------------------
                                                                     73,155,775
MEDICAL SERVICES -- 2.7%
Magellan Health Services, Inc. 1                      1,468,421      66,534,155
-------------------------------------------------------------------------------
                                                                     66,534,155
METALS & MINERALS -- MISCELLANEOUS -- 1.8%
Sherritt International Corp.                 CAD      4,256,050      42,587,188
-------------------------------------------------------------------------------
                                                                     42,587,188
OIL -- CRUDE PRODUCERS -- 2.3%
Compton Petroleum Corp. 1                    CAD      4,847,100      56,056,670
-------------------------------------------------------------------------------
                                                                     56,056,670
OIL -- INTEGRATED INTERNATIONAL -- 3.0%
Paramount Resources Ltd., Class A 1          CAD      2,219,800      71,587,208
-------------------------------------------------------------------------------
                                                                     71,587,208
PUBLISHING -- MISCELLANEOUS -- 0.1%
Playboy Enterprises, Inc., Class B 1                    297,690       2,970,946
-------------------------------------------------------------------------------
                                                                      2,970,946
REAL ESTATE -- 2.6%
MI Developments, Inc., Class A                        1,826,900      61,950,179
-------------------------------------------------------------------------------
                                                                     61,950,179
REAL ESTATE INVESTMENT TRUSTS -- 3.0%
BioMed Realty Trust, Inc.                             1,330,000      39,820,200
Deerfield Triarc Capital Corp.                          905,314      11,750,976
KKR Financial Corp.                                   1,015,090      21,124,023
-------------------------------------------------------------------------------
                                                                     72,695,199
RENTAL & LEASING SERVICES -- CONSUMER -- 1.8%
Aaron Rents, Inc.                                     1,579,070      42,445,402
-------------------------------------------------------------------------------
                                                                     42,445,402
RESTAURANTS -- 3.9%
Triarc Cos., Inc., Class B 6                          6,003,100      93,828,453
-------------------------------------------------------------------------------
                                                                     93,828,453

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


104 | CALL 1-800-766-FUND

June 30, 2006 (unaudited)                                Shares           Value
-------------------------------------------------------------------------------
RETAIL -- 1.5%
J. Crew Group, Inc. 1                                    14,630  $      401,594
Tuesday Morning Corp. 6                               2,734,096      35,953,362
-------------------------------------------------------------------------------
                                                                     36,354,956
SERVICES -- COMMERCIAL -- 7.9%
Coinmach Service Corp.                                1,666,400      27,395,616
Coinmach Service Corp., Class A                         815,350       8,357,338
Coinstar, Inc. 1,6                                    2,425,100      58,056,894
Corrections Corp. of America 1                        1,828,080      96,778,555
-------------------------------------------------------------------------------
                                                                    190,588,403
SHIPPING -- 1.5%
Alexander & Baldwin, Inc.                               845,236      37,418,598
-------------------------------------------------------------------------------
                                                                     37,418,598
STEEL -- 1.5%
Allegheny Technologies, Inc.                            541,850      37,517,694
-------------------------------------------------------------------------------
                                                                     37,517,694

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,437,436,033)                         1,804,009,804
DEPOSITORY SECURITIES -- 6.0%
DIVERSIFIED FINANCIAL SERVICES -- 2.9%
KKR Private Equity Investors, L.P. 144A 1,7           3,243,465      71,031,884
-------------------------------------------------------------------------------
                                                                     71,031,884
INVESTMENT MANAGEMENT COMPANIES -- 3.1%
AP Alternative Assets, L.P. 144A 1,4,7                3,684,600      73,692,000
-------------------------------------------------------------------------------
                                                                     73,692,000

-------------------------------------------------------------------------------
TOTAL DEPOSITORY SECURITIES (Cost $154,111,444)                     144,723,884

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                       233,034
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $221,666)                                 233,034

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 80.4% (Cost $1,591,769,143)                  1,948,966,722

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 19.6%                                          474,575,858

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $2,423,542,580

                               See notes to Schedule of Investments on page 107.
      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM | 105

SCHEDULE OF INVESTMENTS -- RS VALUE FUND

June 30, 2006 (unaudited)     Foreign Currency 2         Shares           Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 74.8%
ADVERTISING AGENCIES -- 1.2%
ADVO, Inc.                                              361,480  $    8,896,023
Clear Channel Outdoor Holdings, Inc.,
  Class A 1                                             542,450      11,369,752
-------------------------------------------------------------------------------
                                                                     20,265,775
BANKS -- OUTSIDE NEW YORK CITY -- 2.6%
Synovus Financial Corp.                                 653,700      17,506,086
The Shizuoka Bank Ltd.                       JPY      2,452,600      26,489,109
-------------------------------------------------------------------------------
                                                                     43,995,195
BIOTECHNOLOGY RESEARCH & PRODUCTION -- 0.4%
Angiotech Pharmaceuticals, Inc. 1                       530,730       6,236,078
-------------------------------------------------------------------------------
                                                                      6,236,078
CABLE TELEVISION SERVICES -- 5.8%
Liberty Global, Inc., Class A 1                       1,267,965      27,261,248
Liberty Global, Inc., Series C 1                      1,851,179      38,078,752
Liberty Media Holding Corp., Common
  Series A 1                                            408,320      34,204,966
-------------------------------------------------------------------------------
                                                                     99,544,966
CASINOS & GAMBLING -- 1.0%
Scientific Games Corp., Class A 1                       499,380      17,787,916
-------------------------------------------------------------------------------
                                                                     17,787,916
CHEMICALS -- 1.6%
Eastman Chemical Co.                                    519,200      28,036,800
-------------------------------------------------------------------------------
                                                                     28,036,800
COAL -- 2.9%
Peabody Energy Corp.                                    891,360      49,693,320
-------------------------------------------------------------------------------
                                                                     49,693,320
COMMUNICATIONS & MEDIA -- 1.4%
Discovery Holding Co., Class A 1                      1,645,630      24,075,567
-------------------------------------------------------------------------------
                                                                     24,075,567
COMMUNICATIONS TECHNOLOGY -- 0.1%
NCR Corp. 1                                              51,900       1,901,616
-------------------------------------------------------------------------------
                                                                      1,901,616
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 6.2%
Acxiom Corp.                                          1,411,070      35,276,750
Mercury Interactive Corp. 1                             478,700      16,740,139
Novell, Inc. 1                                        2,814,670      18,661,262
Symantec Corp. 1                                      2,293,300      35,637,882
-------------------------------------------------------------------------------
                                                                    106,316,033
DIVERSIFIED FINANCIAL SERVICES -- 3.9%
Ameriprise Financial, Inc.                              786,260      35,122,234
Merrill Lynch & Co., Inc.                               458,550      31,896,738
-------------------------------------------------------------------------------
                                                                     67,018,972
DRUGS & PHARMACEUTICALS -- 1.0%
Barr Pharmaceuticals, Inc. 1                            371,800      17,731,142
-------------------------------------------------------------------------------
                                                                     17,731,142
ENTERTAINMENT -- 1.0%
Viacom, Inc., Class B 1                                 486,985      17,453,542
-------------------------------------------------------------------------------
                                                                     17,453,542

June 30, 2006 (unaudited)     Foreign Currency 2         Shares           Value
-------------------------------------------------------------------------------
FINANCIAL -- MISCELLANEOUS -- 4.8%
Ambac Financial Group, Inc.                             433,690  $   35,172,259
Brookfield Asset Management, Inc.,
  Class A                                    CAD      1,188,550      47,763,462
-------------------------------------------------------------------------------
                                                                     82,935,721
GOLD -- 1.1%
Goldcorp, Inc.                               CAD        618,700      18,650,233
-------------------------------------------------------------------------------
                                                                     18,650,233
HEALTH CARE FACILITIES -- 2.0%
Triad Hospitals, Inc. 1                                 852,200      33,730,076
-------------------------------------------------------------------------------
                                                                     33,730,076
INSURANCE -- LIFE -- 2.5%
Conseco, Inc. 1                                       1,881,590      43,464,729
-------------------------------------------------------------------------------
                                                                     43,464,729
INSURANCE -- MULTI-LINE -- 4.5%
Assurant, Inc.                                          885,400      42,853,360
Genworth Financial, Inc., Class A                       993,180      34,602,391
-------------------------------------------------------------------------------
                                                                     77,455,751
INVESTMENT MANAGEMENT COMPANIES -- 4.1%
Amvescap PLC, ADR 3                                   1,926,700      35,624,683
Federated Investors, Inc., Class B                    1,089,340      34,314,210
-------------------------------------------------------------------------------
                                                                     69,938,893
MEDICAL SERVICES -- 2.0%
Magellan Health Services, Inc. 1                        763,070      34,574,702
-------------------------------------------------------------------------------
                                                                     34,574,702
METALS & MINERALS -- MISCELLANEOUS -- 0.2%
Ivanhoe Nickel & Platinum Ltd. 1,4,5                    698,422       3,492,110
-------------------------------------------------------------------------------
                                                                      3,492,110
OFFICE FURNITURE & BUSINESS EQUIPMENT -- 0.8%
Diebold, Inc.                                           312,320      12,686,438
-------------------------------------------------------------------------------
                                                                     12,686,438
OIL -- CRUDE PRODUCERS -- 2.9%
Nexen, Inc.                                  CAD        296,700      16,718,113
Talisman Energy, Inc.                        CAD      1,900,800      33,169,922
-------------------------------------------------------------------------------
                                                                     49,888,035
PUBLISHING -- NEWSPAPERS -- 1.3%
News Corp., Class B                                   1,118,340      22,568,101
-------------------------------------------------------------------------------
                                                                     22,568,101
REAL ESTATE -- 3.9%
MI Developments, Inc., Class A                        1,334,220      45,243,400
The St. Joe Co.                                         449,380      20,914,145
-------------------------------------------------------------------------------
                                                                     66,157,545
RETAIL -- 0.0%
J. Crew Group, Inc. 1                                    10,380         284,931
-------------------------------------------------------------------------------
                                                                        284,931
SERVICES -- COMMERCIAL -- 5.1%
Cendant Corp.                                         1,036,200      16,879,698
Corrections Corp. of America 1                        1,342,580      71,076,185
-------------------------------------------------------------------------------
                                                                     87,955,883

See notes to Schedule of Investments on page 107.
The accompanying notes are an integral part of these financial statements.


106 | CALL 1-800-766-FUND

June 30, 2006 (unaudited)                                Shares           Value
-------------------------------------------------------------------------------
SHIPPING -- 1.2%
Alexander & Baldwin, Inc.                               451,817  $   20,001,939
-------------------------------------------------------------------------------
                                                                     20,001,939
STEEL -- 2.1%
Allegheny Technologies, Inc.                            509,700      35,291,628
-------------------------------------------------------------------------------
                                                                     35,291,628
TRANSPORTATION - MISCELLANEOUS -- 1.9%
Laidlaw International, Inc.                           1,269,610      31,994,172
-------------------------------------------------------------------------------
                                                                     31,994,172
UTILITIES - CABLE TV & RADIO -- 2.7%
Comcast Corp. 1                                       1,424,070      46,624,052
-------------------------------------------------------------------------------
                                                                     46,624,052
UTILITIES - ELECTRICAL -- 2.6%
PPL Corp.                                             1,384,800      44,729,040
-------------------------------------------------------------------------------
                                                                     44,729,040

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,106,208,108)                         1,282,480,901
DEPOSITORY SECURITIES -- 6.6%
DIVERSIFIED FINANCIAL SERVICES -- 3.6%
KKR Private Equity Investors, L.P. 144A 1,7           2,816,400      61,679,160
-------------------------------------------------------------------------------
                                                                     61,679,160
INVESTMENT MANAGEMENT COMPANIES -- 3.0%
AP Alternative Assets, L.P. 144A 1,4,7                2,565,400      51,308,000
-------------------------------------------------------------------------------
                                                                     51,308,000

-------------------------------------------------------------------------------
TOTAL DEPOSITORY SECURITIES (Cost $121,718,000)                     112,987,160

                                                                          Value
-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%
RS Mutual Funds 8                                                       107,514
-------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS (Cost $103,343)                                 107,514

-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 81.4% (Cost $1,228,029,451)                  1,395,575,575

-------------------------------------------------------------------------------
OTHER ASSETS, NET -- 18.6%                                          319,009,709

-------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $1,714,585,284

1     Non Income-producing security.

2 Foreign-denominated security: CAD -- Canadian Dollar, GBP -- British Pound, JPY -- Japanese Yen.

3     ADR -- American Depository Receipt. GDR -- Global Depository Receipt.

4     Fair value security. See 1a in Notes to Financial Statements.

5     Restricted security. See 5c in Notes to Financial Statements.

6     Affiliated issuer. See 3d in Notes to Financial Statements.

7 These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.

8 Investments in designated RS Mutual Funds under a deferred compensation plan adopted May 6, 2002 for disinterested Trustees. See 3b in Notes to Financial Statements.

9     Money Market Fund registered under the Investment Company Act of 1940.

      The accompanying notes are an integral part of these financial statements.

                                                     WWW.RSINVESTMENTS.COM | 107

FINANCIAL INFORMATION

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2006 (unaudited)
All numbers in thousands except for Pricing of Shares section

                                                                         RS              RS                             THE
                                                                DIVERSIFIED        EMERGING              RS     INFORMATION
                                                                     GROWTH          GROWTH          GROWTH    AGE FUND (R)
ASSETS
Investments, at value                                         $     295,363   $     805,060   $     198,715   $      79,711
Investments in affiliated issuers, at value                              --              --              --              --
Cash and cash equivalents                                                --              --              --             591
Receivable for investments sold                                       2,071          19,894           1,739             483
Receivable for fund shares subscribed                                   257             604              72             430
Dividends/interest receivable                                            26             114             261              35
Prepaid expenses                                                         21              52              12               5
Other receivables                                                         2               3               1              --
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                        297,740         825,727         200,800          81,255
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                     2,304           6,885           2,603           1,508
Payable for fund shares redeemed                                        787           9,017              95              98
Payable to adviser                                                      241             622             129              65
Payable to distributor                                                   61             164              40              16
Deferred trustees' compensation                                         199             384              55              32
Accrued expenses/other liabilities                                      302             389             105              60
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     3,894          17,461           3,027           1,779
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $     293,846   $     808,266   $     197,773   $      79,476
----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                                                     420,034       2,095,914         159,142          64,396
Accumulated undistributed net investment income/(loss)               (2,529)         (5,578)           (115)           (615)
Accumulated net realized gain/(loss) from investments
   and from foreign currency transactions                          (138,763)     (1,397,426)         21,995           7,940
Net unrealized appreciation/(depreciation) on investments
   and translation of assets and liabilities in
   foreign currencies                                                15,104         115,356          16,751           7,755
----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                              $     293,846   $     808,266   $     197,773   $      79,476
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                          $     280,259   $     689,704   $     181,964   $      71,956
----------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering, and redemption price per share     $       22.44   $       33.57   $       15.97   $       15.62
Net Assets                                                    $ 293,846,209   $ 808,266,043   $ 197,773,218   $  79,476,416
Shares of beneficial interest outstanding with no par value      13,094,557      24,074,005      12,383,896       5,087,948

----------------------------------------------------------------------------------------------------------------------------

                                                                    RS              RS
                                                      RS       SMALLER          GLOBAL
                              RS INTERNET         MIDCAP       COMPANY         NATURAL           RS              RS              RS
                              AGE FUND(R)  OPPORTUNITIES        GROWTH       RESOURCES    INVESTORS        PARTNERS           VALUE
ASSETS
Investments, at value         $    69,819  $     260,335  $    303,761  $    1,736,592  $    59,355  $    1,498,124  $    1,395,576
Investments in affiliated
   issuers, at value                   --             --            --          73,429           --         450,843              --
Cash and cash equivalents              --             --            --         267,767        1,861         470,558         334,113
Receivable for investments
   sold                               268          1,561         4,686           9,408        1,367          11,352           3,663
Receivable for fund shares
   subscribed                          29          1,364         1,739           9,973           46           7,965           7,026
Dividends/interest
   receivable                          23             70           113           3,385           88           3,342           1,914
Prepaid expenses                        5             14            17             112           13             135              93
Other receivables                      --              1             1               7           --               9               6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       70,144        263,345       310,317       2,100,673       62,730       2,442,328       1,742,391
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments
   purchased                          498          3,161         8,192          58,480            8          12,794          23,889
Payable for fund shares
   redeemed                           281            190         2,569           1,261          134           2,541           1,748
Payable to adviser                     57            165           239           1,563           52           1,964           1,181
Payable to distributor                 14             51            60             409           13             494             347
Deferred trustees'
   compensation                        21             38            44             101            1             233             108
Accrued expenses/other
   liabilities                         54            104            87             641           64             759             533
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                     925          3,709        11,191          62,455          272          18,785          27,806
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS              $    69,219  $     259,636  $    299,126  $    2,038,218  $    62,458  $    2,423,543  $    1,714,585
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital                   182,951        233,734       255,164       1,467,342       60,866       1,945,939       1,482,844
Accumulated undistributed
   net investment income/
   (loss)                            (589)          (877)       (1,423)        (20,694)         (68)          4,437          (4,117)
Accumulated net realized
   gain/(loss) from
   investments and from
   foreign currency
   transactions                  (122,096)        10,165         9,550         242,597        1,620         115,968          68,307

Net unrealized appreciation/
   (depreciation) on
   investments and
   translation of assets
   and liabilities in
   foreign currencies               8,953         16,614        35,835         348,973           40         357,199         167,551
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS              $    69,219  $     259,636  $    299,126  $    2,038,218  $    62,458  $    2,423,543  $    1,714,585
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST          $    60,866  $     243,721  $    267,926  $    1,461,059  $    59,316  $    1,591,769  $    1,228,029
------------------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES
Net Asset Value, offering,
   and redemption price
   per share                  $      7.11  $       13.99  $      21.32  $        36.09  $     10.62  $        34.65  $        25.56
Net Assets                    $69,219,318  $ 259,636,031  $299,126,293  $2,038,217,598  $62,457,802  $2,423,542,580  $1,714,585,284
Shares of beneficial
   interest outstanding
   with no par value            9,736,287     18,554,444    14,033,299      56,468,442    5,880,314      69,936,795      67,086,506

------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


108 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 109

FINANCIAL INFORMATION

STATEMENT OF OPERATIONS
For the Period Ended June 30, 2006 (unaudited)
All numbers in thousands

                                                                      RS           RS                        THE
                                                             DIVERSIFIED     EMERGING           RS   INFORMATION
                                                                  GROWTH       GROWTH       GROWTH   AGE FUND(R)
Interest                                                     $       242   $      905   $      109   $       113
Dividends                                                            172          328        1,193            16
Dividends - affiliated issuers                                        --           --           --            --
Withholding taxes on foreign dividends                                --           (1)         (16)           --
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              414        1,232        1,286           129
-----------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                           1,776        4,276          829           456
Distribution fees                                                    444        1,125          259           114
Transfer agent fees                                                  320          520          107            56
Custodian fees                                                        38           58           19            15
Accounting/administrative service fees                               129          321           77            36
Shareholder reports                                                  126          279           56            27
Professional fees                                                     27           65           18            10
Registration fees                                                     29           22           17            15
Interest expense                                                       4           --           --            --
Trustees' fees and expenses                                           19           40            8             4
Other expense                                                         58          123           15            13
-----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                     2,970        6,829        1,405           746
-----------------------------------------------------------------------------------------------------------------
Less: Expense waiver by adviser                                      (27)         (19)          (4)           (2)
Expense offsets and other waivers                                     --           --           --            --

-----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                2,943        6,810        1,401           744
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                      (2,529)      (5,578)        (115)         (615)
-----------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net realized gain/(loss) from investments and foreign
   currency transactions                                          34,856      112,516       15,082         7,988
Net realized gain/(loss) from investments in affiliated
   issuers                                                            --           --           --            --
Net change in unrealized appreciation/depreciation on
   investments and on translation of assets and
   liabilities in foreign currencies                             (25,318)     (73,966)     (13,195)      (10,750)
-----------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS                                     9,538       38,550        1,887        (2,762)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      7,009       32,972        1,772        (3,377)
-----------------------------------------------------------------------------------------------------------------

                                                                                                 RS            RS
                                                                    RS              RS      SMALLER        GLOBAL
                                                              INTERNET          MIDCAP      COMPANY       NATURAL
                                                           AGE FUND(R)   OPPORTUNITIES       GROWTH     RESOURCES
Interest                                                   $        99   $         138   $      401   $     7,165
Dividends                                                           11             597          304        13,288
Dividends - affiliated issuers                                      --              --           --            --
Withholding taxes on foreign dividends                              --              (6)          --        (1,253)
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                            110             729          705        19,200
------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                           418           1,052        1,416         9,986
Distribution fees                                                  104             310          354         2,496
Transfer agent fees                                                 65              63           50           811
Custodian fees                                                      11              26           35           248
Accounting/administrative service fees                              32              91          104           632
Shareholder reports                                                 25              63          105           505
Professional fees                                                    8              21           22           140
Registration fees                                                   23              22           20           109
Interest expense                                                    --              --           --            --
Trustees' fees and expenses                                          3               8           10            60
Other expense                                                       12              16           31           128
------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                     701           1,672        2,147        15,115
------------------------------------------------------------------------------------------------------------------
Less: Expense waiver by adviser                                     (2)            (66)         (19)         (236)
Expense offsets and other waivers                                   --              --           --            --

------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                699           1,606        2,128        14,879
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                      (589)           (877)      (1,423)        4,321
------------------------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net realized gain/(loss) from investments and foreign
   currency transactions                                         5,771          21,863        7,589       218,357
Net realized gain/(loss) from investments in affiliated
   issuers                                                          --              --           --        (3,311)
Net change in unrealized appreciation/depreciation on
   investments and on translation of assets and
   liabilities in foreign currencies                           (11,646)        (11,264)      (6,565)      (44,201)
------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS                                  (5,875)         10,599        1,024       170,845
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   (6,464)          9,722         (399)      175,166
------------------------------------------------------------------------------------------------------------------

                                                                  RS            RS           RS
                                                           INVESTORS      PARTNERS        VALUE
Interest                                                   $     105   $     9,199   $    4,024
Dividends                                                        376         8,344        8,718
Dividends - affiliated issuers                                    --         4,960           --
Withholding taxes on foreign dividends                            (4)         (363)        (509)
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          477        22,140       12,233
------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                         334        11,811        7,162
Distribution fees                                                 84         2,953        2,106
Transfer agent fees                                               34         1,001          684
Custodian fees                                                    18           162          149
Accounting/administrative service fees                            17           686          582
Shareholder reports                                               15           623          447
Professional fees                                                  6           160          123
Registration fees                                                 34            59           84
Interest expense                                                   1            --           --
Trustees' fees and expenses                                        2            78           52
Other expense                                                      6           191          124
------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                   551        17,724       11,513
------------------------------------------------------------------------------------------------
Less: Expense waiver by adviser                                   (1)         (131)         (30)
Expense offsets and other waivers                                (17)           --           --

------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                              533        17,593       11,483
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                     (56)        4,547          750
------------------------------------------------------------------------------------------------

REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net realized gain/(loss) from investments and foreign
   currency transactions                                       1,620       148,597      101,833
Net realized gain/(loss) from investments in affiliated
   issuers                                                        --           129           --
Net change in unrealized appreciation/depreciation on
   investments and on translation of assets and
   liabilities in foreign currencies                          (1,026)      (50,790)     (37,286)
------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS                                   594        97,936       64,547
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    538       102,483       65,297
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


110 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 111

FINANCIAL INFORMATION

STATEMENT OF CHANGES IN NET ASSETS
All numbers in thousands, six-month-ended numbers are unaudited

                                                                        RS DIVERSIFIED GROWTH            RS EMERGING GROWTH
                                                                    -----------------------------   ------------------------------
                                                                      For the Six         For the     For the Six         For the
                                                                     Months Ended      Year Ended    Months Ended      Year Ended
                                                                    June 30, 2006   Dec. 31, 2005   June 30, 2006   Dec. 31, 2005
OPERATIONS
Net investment income/(loss)                                        $      (2,529)  $      (8,183)  $      (5,578)  $     (14,182)
Net realized gain/(loss) from investments and foreign
   currency transactions                                                   34,856         102,939         112,516         161,480
Net change in unrealized appreciation/(depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                      (25,318)       (125,166)        (73,966)       (163,813)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                7,009         (30,410)         32,972         (16,515)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                          --              --              --              --
Realized gain on investments                                                   --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                              27,816         143,700          50,612         106,509
Reinvestment of distributions                                                  --              --              --              --
Cost of shares redeemed                                                  (126,857)       (681,223)       (205,614)       (559,476)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                              (99,041)       (537,523)       (155,002)       (452,967)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                     (92,032)       (567,933)       (122,030)       (469,482)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                       385,878         953,811         930,296       1,399,778
End of Period                                                       $     293,846   $     385,878   $     808,266   $     930,296

----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
   INCLUDED IN NET ASSETS                                           $      (2,529)  $          --   $      (5,578)  $          --
----------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                        1,180           6,697           1,449           3,473
Reinvested                                                                     --              --              --              --
Redeemed                                                                   (5,366)        (31,447)         (5,930)        (18,175)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                    (4,186)        (24,750)         (4,481)        (14,702)
----------------------------------------------------------------------------------------------------------------------------------

                                                                           RS GROWTH              THE INFORMATION AGE FUND(R)
                                                                 -----------------------------   ------------------------------
                                                                   For the Six         For the     For the Six         For the
                                                                  Months Ended      Year Ended    Months Ended      Year Ended
                                                                 June 30, 2006   Dec. 31, 2005   June 30, 2006   Dec. 31, 2005
OPERATIONS
Net investment income/(loss)                                     $        (115)  $        (381)  $        (615)  $      (1,468)
Net realized gain/(loss) from investments and foreign
   currency transactions                                                15,082          30,524           7,988          20,546
Net change in unrealized appreciation/(depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                   (13,195)         (8,500)        (10,750)        (20,877)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                             1,772          21,643          (3,377)         (1,799)
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                       --              --              --              --
Realized gain on investments                                                --         (30,785)             --              --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                         --         (30,785)             --              --
-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                            8,289           9,797          10,757          11,564
Reinvestment of distributions                                                3          30,108              --              --
Cost of shares redeemed                                                (19,028)        (41,531)        (17,889)        (52,231)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                           (10,736)         (1,626)         (7,132)        (40,667)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                   (8,964)        (10,768)        (10,509)        (42,466)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                    206,737         217,505          89,985         132,451
End of Period                                                    $     197,773   $     206,737   $      79,476   $      89,985

-------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
   INCLUDED IN NET ASSETS                                        $        (115)  $          --   $        (615)  $          --
-------------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                                       506             574             624             768
Reinvested                                                                  --           1,896              --              --
Redeemed                                                                (1,165)         (2,479)         (1,040)         (3,533)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                   (659)             (9)           (416)         (2,765)
-------------------------------------------------------------------------------------------------------------------------------

                                                            RS INTERNET AGE FUND(R)
                                                         ------------------------------
                                                           For the Six         For the
                                                          Months Ended      Year Ended
                                                         June 30, 2006   Dec. 31, 2005
OPERATIONS
Net investment income/(loss)                             $        (589)  $      (1,290)
Net realized gain/(loss) from investments and foreign
   currency transactions                                         5,771          17,552
Net change in unrealized appreciation/(depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                           (11,646)        (12,635)
---------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                    (6,464)          3,627
---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                               --              --
Realized gain on investments                                        --              --
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 --              --
---------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                    8,999          13,916
Reinvestment of distributions                                       --              --
Cost of shares redeemed                                        (18,522)        (38,704)
---------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                    (9,523)        (24,788)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                          (15,987)        (21,161)
---------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                             85,206         106,367
End of Period                                            $      69,219   $      85,206

---------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
   INCLUDED IN NET ASSETS                                $        (589)  $          --
---------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                                             1,119           1,962
Reinvested                                                          --              --
Redeemed                                                        (2,366)         (5,762)
---------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                         (1,247)         (3,800)
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


112 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 113

FINANCIAL INFORMATION

All numbers in thousands, six-month-ended numbers are unaudited

                                                  RS MIDCAP OPPORTUNITIES      RS SMALLER COMPANY GROWTH
                                               ----------------------------  -----------------------------
                                                For the Six         For the    For the Six        For the
                                                Months Ended     Year Ended   Months Ended     Year Ended
                                               June 30, 2006  Dec. 31, 2005  June 30, 2006  Dec. 31, 2005
OPERATIONS
Net investment income/(loss)                   $        (877) $      (1,553) $      (1,423) $      (2,567)
Net realized gain/(loss) from investments
  and foreign currency transactions                   21,863         23,686          7,589         21,889
Net change in unrealized
  appreciation/(depreciation) on
  investments and on translation of
  assets and liabilities in foreign
  currencies                                         (11,264)        (3,526)        (6,565)        (5,157)
----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           9,722         18,607           (399)        14,165
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                     --             --             --             --
Realized gain on investments                              --             --             --        (29,687)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --             --             --        (29,687)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                         49,300         29,764        101,374        115,300
Reinvestment of distributions                             --             --              1         28,031
Cost of shares redeemed                              (18,157)       (38,154)       (43,979)       (99,447)
----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS          31,143         (8,390)        57,396         43,884
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                 40,865         10,217         56,997         28,362
----------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                  218,771        208,554        242,129        213,767
End of Period                                  $     259,636  $     218,771  $     299,126  $     242,129

----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
   INCOME INCLUDED IN NET ASSETS               $          --  $          --  $          --  $          --
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
   INCLUDED IN NET ASSETS                      $        (877) $          --  $      (1,423) $          --
----------------------------------------------------------------------------------------------------------
OTHER INFORMATION:
SHARES
Sold                                                   3,433          2,400          4,531          5,207
Reinvested                                                --             --             --          1,312
Redeemed                                              (1,272)        (3,135)        (1,969)        (4,520)
----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                2,161           (735)         2,562          1,999
----------------------------------------------------------------------------------------------------------

                                                      RS GLOBAL
                                                  NATURAL RESOURCES                RS INVESTORS
                                            ----------------------------  ------------------------------
                                              For the Six        For the    For the Six         For the
                                             Months Ended     Year Ended   Months Ended    Period Ended
                                            June 30, 2006  Dec. 31, 2005  June 30, 2006  Dec. 31, 2005*
OPERATIONS
Net investment income/(loss)                $       4,321  $      11,345  $         (56) $          (70)
Net realized gain/(loss) from investments
  and foreign currency transactions               215,046        107,495          1,620               5
Net change in unrealized
  appreciation/(depreciation) on
  investments and on translation of
  assets and liabilities in foreign
  currencies                                      (44,201)       297,986         (1,026)          1,066
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      175,166        416,826            538           1,001
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                  --        (33,165)            --              --
Realized gain on investments                           --        (89,208)            --              --
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    --       (122,373)            --              --
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                     547,552      1,101,253         41,909          48,571
Reinvestment of distributions                           2        113,926             --              --
Cost of shares redeemed                          (399,684)      (422,962)       (29,452)           (109)
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS      147,870        792,217         12,457          48,462
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS             323,036      1,086,670         12,995          49,463
--------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                             1,715,182        628,512         49,463              --
End of Period                               $   2,038,218  $   1,715,182  $      62,458  $       49,463

--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
   INCOME INCLUDED IN NET ASSETS            $          --  $     (25,015) $          --  $           --
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
   INCLUDED IN NET ASSETS                   $     (20,694) $          --  $         (68) $          (12)
--------------------------------------------------------------------------------------------------------

OTHER INFORMATION:
SHARES
Sold                                               15,230         38,196          3,839           4,749
Reinvested                                             --          3,462             --              --
Redeemed                                          (11,292)       (14,554)        (2,697)            (10)
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                             3,938         27,104          1,142           4,739
--------------------------------------------------------------------------------------------------------

                                                       RS PARTNERS                     RS VALUE
                                               ----------------------------  -----------------------------
                                                 For the Six        For the    For the Six        For the
                                                Months Ended     Year Ended   Months Ended     Year Ended
                                               June 30, 2006  Dec. 31, 2005  June 30, 2006  Dec. 31, 2005
OPERATIONS
Net investment income/(loss)                   $       4,547  $           8  $         750  $      (1,664)
Net realized gain/(loss) from investments
  and foreign currency transactions                  148,726        203,558        101,833         19,886
Net change in unrealized
  appreciation/(depreciation) on
  investments and on translation of
  assets and liabilities in foreign
  currencies                                         (50,790)         7,178        (37,286)       113,963
----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         102,483        210,744         65,297        132,185
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                     --             --             --           (422)
Realized gain on investments                              --       (334,320)            --             --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --       (334,320)            --           (422)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                        562,623        558,957        582,954      1,176,672
Reinvestment of distributions                              3        317,496             --            396
Cost of shares redeemed                             (405,973)      (632,927)      (529,983)      (341,100)
----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS         156,653        243,526         52,971        835,968
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                259,136        119,950        118,268        967,731
----------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                2,164,407      2,044,457      1,596,317        628,586
End of Period                                  $   2,423,543  $   2,164,407  $   1,714,585  $   1,596,317

----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
   INCOME INCLUDED IN NET ASSETS               $          --  $        (110) $          --  $      (4,867)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
   INCLUDED IN NET ASSETS                      $       4,437  $          --  $      (4,117) $          --
----------------------------------------------------------------------------------------------------------
OTHER INFORMATION:
SHARES
Sold                                                  16,041         15,258         22,791         51,143
Reinvested                                                --          9,583             --             16
Redeemed                                             (11,673)       (18,073)       (20,722)       (14,720)
----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                4,368          6,768          2,069         36,439
----------------------------------------------------------------------------------------------------------

* For the period November 15, 2005 (commencement of operations) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.


114 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 115

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund's financial performance for the six-month period ended June 30, 2006 and the past five years (or, if shorter, the period of each Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS
Six-month-ended numbers are unaudited


                             Net Asset                                                Distributions   Distributions
                                Value,            Net     Net Realized                     From Net        From Net
                             Beginning     Investment   and Unrealized        Total      Investment        Realized           Total
                             of Period  Income/(Loss)      Gain/(Loss)   Operations          Income   Capital Gains   Distributions
RS DIVERSIFIED GROWTH
Six Months Ended 6/30/06     $   22.33  $       (0.19)  $         0.30   $     0.11   $          --   $          --   $          --
Year Ended 12/31/05              22.69          (0.47)            0.11        (0.36)             --              --              --
Year Ended 12/31/04              22.36          (0.29)            0.62         0.33              --              --              --
Year Ended 12/31/03              14.16          (0.14)            8.34         8.20              --              --              --
Year Ended 12/31/02              23.26          (0.19)           (8.91)       (9.10)             --              --              --
Year Ended 12/31/01              22.83          (0.18)            0.61         0.43              --              --              --
------------------------------------------------------------------------------------------------------------------------------------

RS EMERGING GROWTH
Six Months Ended 6/30/06     $   32.58  $       (0.23)  $         1.22   $     0.99   $          --   $          --   $          --
Year Ended 12/31/05              32.36          (0.50)            0.72         0.22              --              --              --
Year Ended 12/31/04              28.10          (0.50)            4.76         4.26              --              --              --
Year Ended 12/31/03              19.15          (0.35)            9.30         8.95              --              --              --
Year Ended 12/31/02              32.00          (0.34)          (12.51)      (12.85)             --              --              --
Year Ended 12/31/01              44.02          (0.29)          (11.73)      (12.02)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------

RS GROWTH
Six Months Ended 6/30/06     $   15.85  $       (0.01)  $         0.13   $     0.12   $          --   $          --   $          --
Year Ended 12/31/05              16.66          (0.03)            1.92         1.89              --           (2.70)          (2.70)
Year Ended 12/31/04              17.32          (0.09)            2.07         1.98              --           (2.64)          (2.64)
Year Ended 12/31/03              12.37          (0.12)            5.57         5.45              --           (0.50)          (0.50)
Year Ended 12/31/02              17.07          (0.15)           (4.55)       (4.70)             --              --              --
Year Ended 12/31/01              24.62          (0.21)           (4.80)       (5.01)             --           (2.54)          (2.54)
------------------------------------------------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND(R)
Six Months Ended 6/30/06     $   16.35  $       (0.12)  $        (0.61)  $    (0.73)  $          --   $          --   $          --
Year Ended 12/31/05              16.02          (0.27)            0.60         0.33              --              --              --
Year Ended 12/31/04              14.93          (0.30)            1.39         1.09              --              --              --
Year Ended 12/31/03               7.55          (0.14)            7.52         7.38              --              --              --
Year Ended 12/31/02              14.53          (0.18)           (6.80)       (6.98)             --              --              --
Year Ended 12/31/01              19.01          (0.14)           (4.05)       (4.19)             --           (0.29)          (0.29)
------------------------------------------------------------------------------------------------------------------------------------

RS INTERNET AGE FUND(R)
Six Months Ended 6/30/06     $    7.76  $       (0.06)  $        (0.59)  $    (0.65)  $          --   $          --   $          --
Year Ended 12/31/05               7.19          (0.12)            0.69         0.57              --              --              --
Year Ended 12/31/04               6.58          (0.13)            0.74         0.61              --              --              --
Year Ended 12/31/03               3.27          (0.07)            3.38         3.31              --              --              --
Year Ended 12/31/02               5.76          (0.08)           (2.41)       (2.49)             --              --              --
Year Ended 12/31/01               6.53          (0.05)           (0.72)       (0.77)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Net Ratio
                                              Net Asset                      Net Assets,       of Expenses
                                             Value, End           Total           End of        to Average
                                              of Period        Return 1    Period (000s)    Net Assets 1,2
RS DIVERSIFIED GROWTH
Six Months Ended 6/30/06                  $       22.44            0.49%  $      293,846              1.66%
Year Ended 12/31/05                               22.33           (1.59)%        385,878              1.63%
Year Ended 12/31/04                               22.69            1.48%         953,811              1.58%
Year Ended 12/31/03                               22.36           57.91%       1,089,598              1.48%
Year Ended 12/31/02                               14.16          (39.12)%        570,814              1.50%
Year Ended 12/31/01                               23.26            1.88%         853,309              1.52%
-----------------------------------------------------------------------------------------------------------

RS EMERGING GROWTH
Six Months Ended 6/30/06                  $       33.57            3.04%  $      808,266              1.51%
Year Ended 12/31/05                               32.58            0.68%         930,296              1.54%
Year Ended 12/31/04                               32.36           15.16%       1,399,778              1.59%
Year Ended 12/31/03                               28.10           46.74%       1,613,299              1.49%
Year Ended 12/31/02                               19.15          (40.16)%      1,307,774              1.53%
Year Ended 12/31/01                               32.00          (27.31)%      2,473,783              1.37%
-----------------------------------------------------------------------------------------------------------

RS GROWTH
Six Months Ended 6/30/06                  $       15.97            0.76%  $      197,773              1.35%
Year Ended 12/31/05                               15.85           11.32%         206,737              1.37%
Year Ended 12/31/04                               16.66           11.95%         217,505              1.49%
Year Ended 12/31/03                               17.32           44.24%         223,726              1.58%
Year Ended 12/31/02                               12.37          (27.53)%        170,431              1.62%
Year Ended 12/31/01                               17.07          (20.43)%        297,613              1.60%
-----------------------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND(R)
Six Months Ended 6/30/06                  $       15.62           (4.46)% $       79,476              1.63%
Year Ended 12/31/05                               16.35            2.06%          89,985              1.62%
Year Ended 12/31/04                               16.02            7.30%         132,451              1.62%
Year Ended 12/31/03                               14.93           97.75%         241,956              1.57%
Year Ended 12/31/02                                7.55          (48.04)%         50,354              1.74%
Year Ended 12/31/01                               14.53          (22.11)%        125,099              1.67%
-----------------------------------------------------------------------------------------------------------

RS INTERNET AGE FUND(R)
Six Months Ended 6/30/06                  $        7.11           (8.38)% $       69,219              1.67%
Year Ended 12/31/05                                7.76            7.93%          85,206              1.69%
Year Ended 12/31/04                                7.19            9.27%         106,367              1.70%
Year Ended 12/31/03                                6.58          101.22%         125,968              1.82%
Year Ended 12/31/02                                3.27          (43.23)%         35,059              2.08%
Year Ended 12/31/01                                5.76          (11.79)%         69,069              1.85%

                                                              Net Ratio of     Gross Ratio of
                                            Gross Ratio     Net Investment     Net Investment
                                            of Expenses   Income/(Loss) to   Income/(Loss) to    Portfolio
                                             to Average        Average Net        Average Net     Turnover
                                           Net Assets 1         Assets 1,2           Assets 1       Rate 1
RS DIVERSIFIED GROWTH
Six Months Ended 6/30/06                           1.67%             (1.43)%            (1.44)%        102%
Year Ended 12/31/05                                1.64%             (1.25)%            (1.26)%        184%
Year Ended 12/31/04                                1.62%             (1.23)%            (1.27)%        230%
Year Ended 12/31/03                                1.63%             (0.92)%            (1.07)%        305%
Year Ended 12/31/02                                1.69%             (1.11)%            (1.30)%        223%
Year Ended 12/31/01                                1.71%             (1.03)%            (1.22)%        255%
-----------------------------------------------------------------------------------------------------------

RS EMERGING GROWTH
Six Months Ended 6/30/06                           1.52%             (1.24)%            (1.25)%         74%
Year Ended 12/31/05                                1.54%             (1.32)%            (1.32)%         95%
Year Ended 12/31/04                                1.61%             (1.47)%            (1.49)%        156%
Year Ended 12/31/03                                1.61%             (1.39)%            (1.51)%        190%
Year Ended 12/31/02                                1.68%             (1.35)%            (1.50)%        166%
Year Ended 12/31/01                                1.59%             (0.79)%            (1.01)%        148%
-----------------------------------------------------------------------------------------------------------

RS GROWTH
Six Months Ended 6/30/06                           1.36%             (0.11)%            (0.12)%         97%
Year Ended 12/31/05                                1.37%             (0.19)%            (0.19)%        159%
Year Ended 12/31/04                                1.69%             (0.55)%            (0.75)%        163%
Year Ended 12/31/03                                1.65%             (0.81)%            (0.88)%        262%
Year Ended 12/31/02                                1.67%             (0.87)%            (0.92)%        346%
Year Ended 12/31/01                                1.61%             (0.96)%            (0.97)%        172%
-----------------------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND(R)
Six Months Ended 6/30/06                           1.63%             (1.35)%            (1.35)%         99%
Year Ended 12/31/05                                1.62%             (1.54)%            (1.54)%        141%
Year Ended 12/31/04                                1.64%             (1.47)%            (1.49)%        143%
Year Ended 12/31/03                                1.67%             (1.52)%            (1.62)%        194%
Year Ended 12/31/02                                1.80%             (1.59)%            (1.65)%        219%
Year Ended 12/31/01                                1.70%             (0.87)%            (0.90)%        318%
-----------------------------------------------------------------------------------------------------------

RS INTERNET AGE FUND(R)
Six Months Ended 6/30/06                           1.68%             (1.41)%            (1.42)%         65%
Year Ended 12/31/05                                1.69%             (1.60)%            (1.60)%        129%
Year Ended 12/31/04                                1.72%             (1.67)%            (1.69)%        139%
Year Ended 12/31/03                                1.95%             (1.77)%            (1.90)%        208%
Year Ended 12/31/02                                2.31%             (1.96)%            (2.19)%        203%
Year Ended 12/31/01                                2.16%             (0.81)%            (1.12)%        315%
-----------------------------------------------------------------------------------------------------------

                                  See notes to Financial Highlights on page 119.
      The accompanying notes are an integral part of these financial statements.

116 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 117

FINANCIAL INFORMATION

Six-month-ended numbers are unaudited

                             Net Asset                                                Distributions   Distributions
                                Value,            Net     Net Realized                     From Net       From Net
                             Beginning     Investment   and Unrealized        Total      Investment        Realized           Total
                             of Period  Income/(loss)      Gain/(loss)   Operations          Income   Capital Gains   Distributions
RS MIDCAP OPPORTUNITIES
Six Months Ended 6/30/06     $   13.34  $       (0.05)  $         0.70   $     0.65   $          --   $          --   $          --
Year Ended 12/31/05              12.18          (0.09)            1.25         1.16              --              --              --
Year Ended 12/31/04              10.84          (0.08)            1.42         1.34              --              --              --
Year Ended 12/31/03               7.30          (0.06)            3.60         3.54              --              --              --
Year Ended 12/31/02               9.92          (0.06)           (2.56)       (2.62)             --              --              --
Year Ended 12/31/01              11.65           0.10            (1.73)       (1.63)          (0.10)             --           (0.10)
------------------------------------------------------------------------------------------------------------------------------------

RS SMALLER COMPANY GROWTH
Six Months Ended 6/30/06     $   21.11  $       (0.10)  $         0.31   $     0.21   $          --   $          --   $          --
Year Ended 12/31/05              22.57          (0.22)            1.78         1.56              --           (3.02)          (3.02)
Year Ended 12/31/04              20.58          (0.28)            3.39         3.11              --           (1.12)          (1.12)
Year Ended 12/31/03              12.79          (0.23)            8.02         7.79              --              --              --
Year Ended 12/31/02              21.78          (0.20)           (8.30)       (8.50)             --           (0.49)          (0.49)
Year Ended 12/31/01              20.69          (0.21)            1.90         1.69              --           (0.60)          (0.60)
------------------------------------------------------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
Six Months Ended 6/30/06     $   32.65  $        0.11   $         3.33   $     3.44   $          --   $          --   $          --
Year Ended 12/31/05              24.72           0.32            10.14        10.46           (0.69)          (1.84)          (2.53)
Year Ended 12/31/04              19.23          (0.02)            6.58         6.56           (0.04)          (1.03)          (1.07)
Year Ended 12/31/03              13.53          (0.01)            5.71         5.70              --              --              --
Year Ended 12/31/02              11.56          (0.06)            2.03         1.97              --              --              --
Year Ended 12/31/01              11.49          (0.09)            0.16         0.07              --              --              --
------------------------------------------------------------------------------------------------------------------------------------

RS INVESTORS
Six Months Ended 6/30/06     $   10.44  $       (0.01)  $         0.19   $     0.18   $          --   $          --   $          --
Period Ended 12/31/05 3          10.00          (0.01)            0.45         0.44              --              --              --
------------------------------------------------------------------------------------------------------------------------------------

RS PARTNERS
Six Months Ended 6/30/06     $   33.01  $        0.07   $         1.57   $     1.64   $          --   $          --   $          --
Year Ended 12/31/05              34.77             --             4.17         4.17              --           (5.93)          (5.93)
Year Ended 12/31/04              27.70          (0.14)            8.89         8.75              --           (1.68)          (1.68)
Year Ended 12/31/03              17.82           0.06            11.54        11.60           (0.02)          (1.70)          (1.72)
Year Ended 12/31/02              17.67          (0.11)            0.33         0.22              --           (0.07)          (0.07)
Year Ended 12/31/01              15.72           0.04             2.57         2.61              --           (0.66)          (0.66)
------------------------------------------------------------------------------------------------------------------------------------

RS VALUE
Six Months Ended 6/30/06     $   24.55  $        0.01   $         1.00   $     1.01   $          --   $          --   $          --
Year Ended 12/31/05              21.99           0.03             2.54         2.57           (0.01)             --           (0.01)
Year Ended 12/31/04              17.03          (0.09)            5.08         4.99           (0.03)             --           (0.03)
Year Ended 12/31/03              10.26           0.04             6.73         6.77              --              --              --
Year Ended 12/31/02              10.12          (0.05)            0.19         0.14              --              --              --
Year Ended 12/31/01              11.03          (0.07)           (0.84)       (0.91)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Net Ratio
                                           Net Asset                  Net Assets,       of Expenses
                                          Value, End       Total           End of        to Average
                                           of Period    Return 1    Period (000S)    Net Assets 1,2
RS MIDCAP OPPORTUNITIES
Six Months Ended 6/30/06                  $    13.99        4.87%   $     259,636              1.30%
Year Ended 12/31/05                            13.34        9.52%         218,771              1.34%
Year Ended 12/31/04                            12.18       12.36%         208,554              1.49%
Year Ended 12/31/03                            10.84       48.49%         141,147              1.53%
Year Ended 12/31/02                             7.30      (26.41)%         88,507              1.53%
Year Ended 12/31/01                             9.92      (14.01)%        156,326              1.47%
----------------------------------------------------------------------------------------------------

RS SMALLER COMPANY GROWTH
Six Months Ended 6/30/06                  $    21.32        0.99%   $     299,126              1.50%
Year Ended 12/31/05                            21.11        6.74%         242,129              1.55%
Year Ended 12/31/04                            22.57       15.38%         213,767              1.59%
Year Ended 12/31/03                            20.58       60.91%         200,147              1.73%
Year Ended 12/31/02                            12.79      (39.07)%        109,341              1.81%
Year Ended 12/31/01                            21.78        8.31%         116,490              1.66%
----------------------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
Six Months Ended 6/30/06                  $    36.09       10.54%   $   2,038,218              1.49%
Year Ended 12/31/05                            32.65       42.23%       1,715,182              1.49%
Year Ended 12/31/04                            24.72       34.43%         628,512              1.50%
Year Ended 12/31/03                            19.23       42.13%         142,476              1.69%
Year Ended 12/31/02                            13.53       17.04%          38,763              1.77%
Year Ended 12/31/01                            11.56        0.61%          21,777              1.86%
----------------------------------------------------------------------------------------------------

RS INVESTORS
Six Months Ended 6/30/06                  $    10.62        1.72%   $      62,458              1.59%
Period Ended 12/31/05 3                        10.44        4.40%          49,463              3.74%
----------------------------------------------------------------------------------------------------

RS PARTNERS
Six Months Ended 6/30/06                  $    34.65        4.97%   $   2,423,543              1.49%
Year Ended 12/31/05                            33.01       11.94%       2,164,407              1.48%
Year Ended 12/31/04                            34.77       31.81%       2,044,457              1.49%
Year Ended 12/31/03                            27.70       65.63%         852,615              1.54%
Year Ended 12/31/02                            17.82        1.23%         113,467              1.88%
Year Ended 12/31/01                            17.67       16.72%          71,567              1.88%
----------------------------------------------------------------------------------------------------

RS VALUE
Six Months Ended 6/30/06                  $    25.56        4.11%   $   1,714,585              1.36%
Year Ended 12/31/05                            24.55       11.67%       1,596,317              1.39%
Year Ended 12/31/04                            21.99       29.31%         628,586              1.49%
Year Ended 12/31/03                            17.03       65.98%         373,791              1.54%
Year Ended 12/31/02                            10.26        1.38%          57,916              1.67%
Year Ended 12/31/01                            10.12       (8.25)%         66,934              2.22%
----------------------------------------------------------------------------------------------------

                                            Gross Ratio              Net Ratio of           Gross Ratio of
                                            of Expenses            Net Investment           Net Investment    Portfolio
                                             to Average          Income/(loss) to         Income/(loss) to     Turnover
                                           Net Assets 1    Average Net Assets 1,2     Average Net Assets 1       Rate 1
RS MIDCAP OPPORTUNITIES
Six Months Ended 6/30/06                           1.35%                    (0.71)%                  (0.76)%        103%
Year Ended 12/31/05                                1.39%                    (0.77)%                  (0.82)%        207%
Year Ended 12/31/04                                1.64%                    (0.88)%                  (1.03)%        184%
Year Ended 12/31/03                                1.63%                    (0.76)%                  (0.86)%        253%
Year Ended 12/31/02                                1.67%                    (0.60)%                  (0.74)%        401%
Year Ended 12/31/01                                1.67%                     0.87%                    0.67%         409%
------------------------------------------------------------------------------------------------------------------------

RS SMALLER COMPANY GROWTH
Six Months Ended 6/30/06                           1.52%                    (1.00)%                  (1.02)%         70%
Year Ended 12/31/05                                1.56%                    (1.20)%                  (1.21)%        122%
Year Ended 12/31/04                                1.60%                    (1.31)%                  (1.32)%        163%
Year Ended 12/31/03                                1.83%                    (1.57)%                  (1.67)%        220%
Year Ended 12/31/02                                1.95%                    (1.52)%                  (1.66)%        128%
Year Ended 12/31/01                                1.97%                    (1.10)%                  (1.41)%        167%
------------------------------------------------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES
Six Months Ended 6/30/06                           1.51%                     0.43%                    0.41%          42%
Year Ended 12/31/05                                1.56%                     0.95%                    0.88%          62%
Year Ended 12/31/04                                1.59%                    (0.18)%                  (0.27)%         97%
Year Ended 12/31/03                                1.76%                    (0.13)%                  (0.20)%        117%
Year Ended 12/31/02                                1.86%                    (0.55)%                  (0.64)%        159%
Year Ended 12/31/01                                1.97%                    (0.58)%                  (0.69)%        167%
------------------------------------------------------------------------------------------------------------------------

RS INVESTORS
Six Months Ended 6/30/06                           1.65%                    (0.17)%                  (0.23)%         53%
Period Ended 12/31/05 3                            3.77%                    (1.66)%                  (1.69)%          5%
------------------------------------------------------------------------------------------------------------------------

RS PARTNERS
Six Months Ended 6/30/06                           1.50%                     0.38%                    0.37%          32%
Year Ended 12/31/05                                1.52%                       --%                   (0.04)%         77%
Year Ended 12/31/04                                1.64%                    (0.59)%                  (0.74)%        108%
Year Ended 12/31/03                                1.60%                     0.27%                    0.21%          97%
Year Ended 12/31/02                                1.97%                    (0.90)%                  (0.99)%        166%
Year Ended 12/31/01                                2.04%                    (0.07)%                  (0.23)%        198%
------------------------------------------------------------------------------------------------------------------------

RS VALUE
Six Months Ended 6/30/06                           1.37%                     0.09%                    0.08%          36%
Year Ended 12/31/05                                1.39%                    (0.15)%                  (0.15)%         83%
Year Ended 12/31/04                                1.63%                    (0.65)%                  (0.79)%        147%
Year Ended 12/31/03                                1.69%                     0.54%                    0.39%         129%
Year Ended 12/31/02                                1.74%                    (0.40)%                  (0.47)%        125%
Year Ended 12/31/01                                2.26%                    (0.59)%                  (0.63)%        131%
------------------------------------------------------------------------------------------------------------------------

Distributions reflect actual per-share amounts distributed for the period.

1 Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

2     Net Ratio of Expenses to Average Net Assets and Net Ratio of Net
      Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and offsets for securities lending fees.

3     RS Investors Fund shares were first issued on November 15, 2005.

                                  See notes to Financial Highlights on page 119.
      The accompanying notes are an integral part of these financial statements.


118 | CALL 1-800-766-FUND                            WWW.RSINVESTMENTS.COM | 119

NOTES TO FINANCIAL STATEMENTS

The RS Mutual Funds (each a "Fund," collectively the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers 11 portfolios. All of the Funds are registered as diversified funds, other than RS Investors Fund and RS Partners Fund, which are registered as nondiversified funds. Each Fund consists of a single class of shares.

NOTE 1 SIGNIFICANT ACCOUNTING POLICIES

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. INVESTMENT VALUATIONS Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the New York Stock Exchange prior to when each Fund's net asset value is next determined.

Securities whose values have been materially affected by events occurring before the Funds' valuation time but after the close of the securities' principal exchange or market, may be fair valued using methods approved by the Board of Trustees. Examples of such events may include, but are not limited to, (i) EVENTS RELATING TO A PARTICULAR ISSUER, such as announcements of significant corporate actions; corporate announcements with respect to earnings; corporate announcements relating to new product offerings, product recalls, and other product-related news; regulatory news such as government approvals; news regarding allegations or announcements of governmental or regulatory investigations or sanctions against the issuer; news regarding principal officers or the issuer's labor resources; news relating to natural disasters affecting the issuer's operations; and events relating to significant litigation involving the issuer, as well as (ii) EVENTS RELATING TO MULTIPLE ISSUERS OR A PARTICULAR SECURITIES MARKET OR SECTOR, such as governmental actions that affect securities in a particular sector, country or region in a particular way; natural disasters, armed conflicts or terrorist events that affect a particular country or region; and evidence of significant fluctuations in a particular securities market between the close of the securities' principal exchange or market and the Funds' valuation time. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of a Fund's investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. Certain securities held by a Fund may be restricted as to resale. In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels approved by the Trustees. Other restricted securities are initially valued at cost. The securities may be revalued periodically based on, among other things, the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, prices at which the issuer subsequently issues the same or comparable securities, prices at which the same or comparable securities are sold, and any other event that could have a significant impact on the value


120 | CALL 1-800-766-FUND
of the security. The approximate percentages of the Funds' investments valued using these guidelines and procedures at June 30, 2006, were as follows:

--------------------------------------------------------------------------------
Fund                         Percentage  Fund                        Percentage

RS Diversified Growth                --  RS Smaller Company Growth           --
--------------------------------------------------------------------------------
RS Emerging Growth                   --  RS Global Natural Resources        .05%
--------------------------------------------------------------------------------
RS Growth                            --  RS Investors                        --
--------------------------------------------------------------------------------
The Information Age Fund(R)          --  RS Partners                        3.1%
--------------------------------------------------------------------------------
RS Internet Age Fund(R)              --  RS Value                           3.2%
--------------------------------------------------------------------------------
RS MidCap Opportunities              --
--------------------------------------------------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

B. FEDERAL INCOME TAXES The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

C. SECURITIES TRANSACTIONS Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

D. FOREIGN CURRENCY TRANSLATION The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

F. EXPENSES Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

G. ORGANIZATIONAL EXPENSES Organizational expenses are accounted for on an accrual basis and expensed in the period incurred. These organizational expenses include offering, administration and legal costs.

H. DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

I. CAPITAL ACCOUNTS Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

J. TEMPORARY BORROWINGS All Funds within the Trust share in a $50 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund's Statement of Additional Information or the Prospectus.

--------------------------------------------------------------------------------
                                              Amount                     Average
                                         Outstanding        Average     Interest
Fund                                      at 6/30/06     Borrowing*     Rate (%)
--------------------------------------------------------------------------------
RS Diversified Growth                    $        --     $   85,921         5.72
--------------------------------------------------------------------------------
RS Emerging Growth                                --             --           --
--------------------------------------------------------------------------------
RS Growth                                         --          1,321         5.63
--------------------------------------------------------------------------------
The Information Age Fund(R)                       --             --           --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                           --             --           --
--------------------------------------------------------------------------------
RS MidCap Opportunities                           --             --           --
--------------------------------------------------------------------------------
RS Smaller Company Growth                         --             --           --
--------------------------------------------------------------------------------
RS Global Natural Resources                       --             --           --
--------------------------------------------------------------------------------
RS Investors                                      --         37,430         5.76
--------------------------------------------------------------------------------
RS Partners                                       --             --           --
--------------------------------------------------------------------------------
RS Value                                          --             --           --
--------------------------------------------------------------------------------

*     For the six months ended June 30, 2006.

                                                     WWW.RSINVESTMENTS.COM | 121

NOTES TO FINANCIAL STATEMENTS

NOTE 2 CAPITAL SHARES

A. TRANSACTIONS The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown in detail in the STATEMENT OF CHANGES IN NET ASSETS (see pages 112-115).

NOTE 3 TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSE LIMITATION Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management, L.P. ("RS Investments"), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

--------------------------------------------------------------------------------
                                                                      Investment
Fund                                                               Advisory Fees

RS Diversified Growth                                                      1.00%
--------------------------------------------------------------------------------
RS Emerging Growth                                                         0.95%
--------------------------------------------------------------------------------
RS Growth                                                                  0.80%
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                1.00%
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                    1.00%
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                    0.85%
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                  1.00%
--------------------------------------------------------------------------------
RS Global Natural Resources                                                1.00%
--------------------------------------------------------------------------------
RS Investors                                                               1.00%
--------------------------------------------------------------------------------
RS Partners                                                                1.00%
--------------------------------------------------------------------------------
RS Value                                                                   0.85%
--------------------------------------------------------------------------------

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from certain Funds in excess of the rate set forth below.

--------------------------------------------------------------------------------

Fund                                                                        Rate

RS Diversified Growth                                                      0.99%
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                    0.80%
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                  0.99%
--------------------------------------------------------------------------------

In addition, expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2007, which provides that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds' total annual fund operating expenses (excluding interest, taxes, and deferred organizational and extraordinary expenses) from exceeding the following rates:

--------------------------------------------------------------------------------
                                                                         Expense
Fund                                                                  Limitation

RS Growth                                                                  1.49%
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                    1.49%
--------------------------------------------------------------------------------
RS Global Natural Resources                                                1.49%
--------------------------------------------------------------------------------
RS Partners                                                                1.49%
--------------------------------------------------------------------------------
RS Value                                                                   1.49%
--------------------------------------------------------------------------------

RS Investments does not intend to recoup any waived advisory fees from a prior year under expense limitations then in effect for certain Funds.

B. COMPENSATION OF TRUSTEES AND OFFICERS Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds. Trustees of the Funds who are not interested persons of RS Investments, as defined in the 1940 Act, received compensation and reimbursement of expenses for the period ended June 30, 2006. Collectively the disinterested Trustees received compensation in the amount of $255,398 for the period ended June 30, 2006. During the period ended June 30, 2006, RS Investments reimbursed the Trust for certain additional compensation paid and expenses reimbursed to the Trustees in the amount of $123,750 and $1,790, respectively. Such amounts are included as an expense waiver by adviser in the STATEMENT OF OPERATIONS (see pages 110-111).

Under a Deferred Compensation Plan (the "Plan") adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund's deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund's liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees' fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.


122 | CALL 1-800-766-FUND

C. DISTRIBUTION FEES PFPC Distributors, Inc. ("PFPC"), a nonaffiliate of RS Investments, is the Funds' distributor. The Funds have entered into an agreement with PFPC for distribution services with respect to their shares and have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under the Plan, PFPC is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund, at an annual rate of 0.25% of the Fund's average daily net assets. RS Investments or its affiliates provide certain services in respect of the promotion of the Funds' shares and are compensated by PFPC for those services. In addition to payments under the Distribution Plan, the Funds reimburse PFPC Distributors for payments PFPC Distributors makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

D. AFFILIATED ISSUERS If a Fund owns 5% or more of the outstanding voting securities of an issuer, the Fund's investment represents an investment in an affiliate as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the period ended June 30, 2006, is listed below.

AFFILIATED ISSUERS
(see Note 3d)

                                                                                               Number of
                                                    Number of Shares                         Shares Held
                                                   Held at Beginning      Gross       Gross       at End
Fund               Issuer                                  of Period  Additions  Reductions    of Period      Income          Value
Global Natural
Resources          Anderson Energy Ltd.                    3,194,400  1,418,600          --    4,613,000  $       --  $  21,075,249
                   Basic Energy Services, Inc.             1,712,590         --          --    1,712,590          --     52,353,876
                   Clear Energy, Inc.                      3,736,000    964,990   3,118,890    1,582,100          --              *
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  --     73,429,125
-----------------------------------------------------------------------------------------------------------------------------------

Partners           ADVO, Inc.                              1,859,150  1,124,800          --    2,983,950     446,457     73,435,009
                   Coinstar, Inc.                          1,716,861    708,239          --    2,425,100          --     58,056,894
                   Commercial Vehicle Group, Inc.          1,934,600    112,501          --    2,047,101          --     42,334,049
                   Corinthian Colleges, Inc.               4,073,339    650,085          --    4,723,424          --     67,828,369
                   eResearch Technology, Inc.              1,604,973  3,397,757          --    5,002,730          --     45,524,843
                   John H. Harland Co.                     1,334,530     43,200     244,800    1,132,930     376,599              *
                   Spectrum Brands, Inc.                          --  3,068,930     446,500    2,622,430          --     33,881,796
                   Triarc Cos., Inc., Class B              6,000,000      3,100          --    6,003,100   2,880,744     93,828,453
                   Tuesday Morning Corp.                     653,925  2,080,171          --    2,734,096   1,256,660     35,953,362
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           4,960,460    450,842,775
-----------------------------------------------------------------------------------------------------------------------------------

*     Issuer is not an affiliated issuer at June 30, 2006.

                                                     WWW.RSINVESTMENTS.COM | 123

NOTES TO FINANCIAL STATEMENTS

NOTE 4 FEDERAL INCOME TAXES

A. DISTRIBUTIONS TO SHAREHOLDERS The tax character of distributions paid during the year ended December 31, 2005, was as follows:

--------------------------------------------------------------------------------
                                                        Ordinary       Long-Term
                                                          Income    Capital Gain
Fund                                                       Total           Total

RS Diversified Growth                              $          --   $          --
--------------------------------------------------------------------------------
RS Emerging Growth                                            --              --
--------------------------------------------------------------------------------
RS Growth                                              9,920,697      20,864,016
--------------------------------------------------------------------------------
The Information Age Fund(R)                                   --              --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                       --              --
--------------------------------------------------------------------------------
RS MidCap Opportunities                                       --              --
--------------------------------------------------------------------------------
RS Smaller Company Growth                              7,283,307      22,403,743
--------------------------------------------------------------------------------
RS Global Natural Resources                          103,654,670      18,718,315
--------------------------------------------------------------------------------
RS Investors                                                  --              --
--------------------------------------------------------------------------------
RS Partners                                          175,064,592     159,255,714
--------------------------------------------------------------------------------
RS Value                                                 421,935              --
--------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2005, which is the most recently completed tax year.

--------------------------------------------------------------------------------
                                                   Undistributed   Undistributed
                                                        Ordinary       Long-Term
Fund                                                      Income           Gains

RS Diversified Growth                              $          --   $          --
--------------------------------------------------------------------------------
RS Emerging Growth                                            --              --
--------------------------------------------------------------------------------
RS Growth                                              6,038,410       1,727,155
--------------------------------------------------------------------------------
The Information Age Fund(R)                                   --         413,315
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                       --              --
--------------------------------------------------------------------------------
RS MidCap Opportunities                                       --              --
--------------------------------------------------------------------------------
RS Smaller Company Growth                                184,776       2,881,302
--------------------------------------------------------------------------------
RS Global Natural Resources                           21,913,504      11,405,236
--------------------------------------------------------------------------------
RS Investors                                                  --              --
--------------------------------------------------------------------------------
RS Partners                                            2,154,220              --
--------------------------------------------------------------------------------
RS Value                                              13,152,942              --
--------------------------------------------------------------------------------

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart below for capital loss carryovers available to the Funds at December 31, 2005, which is the most recently completed tax year.

------------------------------------------------------------------------------------------------
CAPITAL LOSS CARRYOVERS
(see Note 4a)                                              Expiring
                             -------------------------------------------------------------------
Fund                                2007        2008          2009          2010           Total
RS Diversified Growth        $        --  $       --  $         --  $169,986,552  $  169,986,552
------------------------------------------------------------------------------------------------
RS Emerging Growth                    --          --   780,754,572   722,212,997   1,502,967,569
------------------------------------------------------------------------------------------------
RS Growth                             --          --            --            --              --
------------------------------------------------------------------------------------------------
The Information Age Fund(R)           --          --            --            --              --
------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)               --          --   109,836,334    17,305,520     127,141,854
------------------------------------------------------------------------------------------------
RS MidCap Opportunities               --          --            --    10,245,770      10,245,770
------------------------------------------------------------------------------------------------
RS Smaller Company Growth             --          --            --            --              --
------------------------------------------------------------------------------------------------
RS Global Natural Resources           --          --            --            --              --
------------------------------------------------------------------------------------------------
RS Investors                          --          --            --            --              --
------------------------------------------------------------------------------------------------
RS Partners                           --          --            --            --              --
------------------------------------------------------------------------------------------------
RS Value                      11,137,662   9,344,761     7,190,816            --      27,673,239
------------------------------------------------------------------------------------------------


124 | CALL 1-800-766-FUND

During the year ended December 31, 2005, the Funds utilized capital loss carryovers as follows:

--------------------------------------------------------------------------------
Fund

RS Diversified Growth                                               $ 96,272,181
--------------------------------------------------------------------------------
RS Emerging Growth                                                   152,193,356
--------------------------------------------------------------------------------
RS Growth                                                                     --
--------------------------------------------------------------------------------
The Information Age Fund(R)                                           19,586,003
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                               17,292,338
--------------------------------------------------------------------------------
RS MidCap Opportunities                                               24,308,306
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                     --
--------------------------------------------------------------------------------
RS Global Natural Resources                                                   --
--------------------------------------------------------------------------------
RS Investors                                                                  --
--------------------------------------------------------------------------------
RS Partners                                                              239,252
--------------------------------------------------------------------------------
RS Value                                                              25,878,290
--------------------------------------------------------------------------------

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2005, the Funds elected to defer net capital and currency losses as follows:

--------------------------------------------------------------------------------
Fund

RS Diversified Growth                                               $         --
--------------------------------------------------------------------------------
RS Emerging Growth                                                            --
--------------------------------------------------------------------------------
RS Growth                                                                     --
--------------------------------------------------------------------------------
The Information Age Fund(R)                                                   --
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                                                       --
--------------------------------------------------------------------------------
RS MidCap Opportunities                                                       --
--------------------------------------------------------------------------------
RS Smaller Company Growth                                                     --
--------------------------------------------------------------------------------
RS Global Natural Resources                                                   --
--------------------------------------------------------------------------------
RS Investors                                                              11,844
--------------------------------------------------------------------------------
RS Partners                                                           30,905,504
--------------------------------------------------------------------------------
RS Value                                                               4,683,456
--------------------------------------------------------------------------------

B. TAX BASIS OF INVESTMENTS The cost of investments for federal income tax purposes at June 30, 2006, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart.

NOTE 5 INVESTMENTS

A. INVESTMENT PURCHASES AND SALES The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six-month period ended June 30, 2006, were as follows:

--------------------------------------------------------------------------------
                                          Cost of Investments      Proceeds from
Fund                                                Purchased   Investments Sold

RS Diversified Growth                     $       354,610,217   $    457,673,166
--------------------------------------------------------------------------------
RS Emerging Growth                                634,855,714        793,434,539
--------------------------------------------------------------------------------
RS Growth                                         195,640,459        207,760,715
--------------------------------------------------------------------------------
The Information Age Fund(R)                        84,998,316         97,843,255
--------------------------------------------------------------------------------
RS Internet Age Fund(R)                            51,745,712         57,624,716
--------------------------------------------------------------------------------
RS Midcap Opportunities                           284,608,717        248,991,191
--------------------------------------------------------------------------------
RS Smaller Company                                230,854,008        185,551,224
--------------------------------------------------------------------------------
RS Global Natural                                 713,052,522        848,601,526
--------------------------------------------------------------------------------
RS Investors                                       48,653,855         31,993,592
--------------------------------------------------------------------------------
RS Partners                                       657,820,465        620,532,623
--------------------------------------------------------------------------------
RS Value                                          531,897,391        697,319,150
--------------------------------------------------------------------------------

B. FOREIGN SECURITIES Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

TAX COST OF INVESTMENTS
(see Note 4b)

                                                                 Net Unrealized
                                                    Appreciation/(Depreciation)   Gross Unrealized   Gross Unrealized
Fund                          Cost of Investments                on Investments       Appreciation       Depreciation
RS Diversified Growth         $       282,781,468   $                12,581,362   $     32,775,300   $     20,193,938
---------------------------------------------------------------------------------------------------------------------
RS Emerging Growth                    694,061,378                   110,998,627        143,178,448         32,179,821
---------------------------------------------------------------------------------------------------------------------
RS Growth                             183,723,602                    14,991,031         20,796,343          5,805,312
---------------------------------------------------------------------------------------------------------------------
The Information Age Fund(R)            73,372,821                     6,338,593         11,297,165          4,958,572
---------------------------------------------------------------------------------------------------------------------
RS Internet Age Fund(R)                61,792,888                     8,025,983         12,644,940          4,618,957
---------------------------------------------------------------------------------------------------------------------
RS MidCap Opportunities               245,331,104                    15,003,441         23,825,049          8,821,608
---------------------------------------------------------------------------------------------------------------------
RS Smaller Company Growth             269,357,561                    34,403,511         46,795,545         12,392,034
---------------------------------------------------------------------------------------------------------------------
RS Global Natural Resources         1,728,826,272                   348,961,655        375,248,635         26,286,980
---------------------------------------------------------------------------------------------------------------------
RS Investors                           59,367,402                       (12,730)         2,798,045          2,810,775
---------------------------------------------------------------------------------------------------------------------
RS Partners                         2,062,327,034                   357,197,579        447,059,679         89,862,100
---------------------------------------------------------------------------------------------------------------------
RS Value                            1,228,719,351                   166,856,224        193,518,939         26,662,715
---------------------------------------------------------------------------------------------------------------------

                                                     WWW.RSINVESTMENTS.COM | 125

NOTES TO FINANCIAL STATEMENTS

RESTRICTED SECURITIES
(see Note 5c)

                                                                             Acquisition   % of Funds'
Fund                Security            Shares          Cost         Value          Date    Net Assets
------------------------------------------------------------------------------------------------------
RS Global Natural   Ivanhoe Nickel                                              4/27/97-
Resources            & Platinum Ltd.   203,624   $   784,007   $ 1,018,120        5/7/98
------------------------------------------------------------------------------------------------------
                                                     784,997     1,018,120                       0.05%
------------------------------------------------------------------------------------------------------
RS Value            Ivanhoe Nickel                                              4/25/97-
                     & Platinum Ltd.   698,422     2,837,501     3,492,110        5/7/98
------------------------------------------------------------------------------------------------------
                                                   2,837,501     3,492,110                       0.20%
------------------------------------------------------------------------------------------------------

C. RESTRICTED SECURITIES A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in Note 1a, paragraph 2. See table above for restricted securities held at June 30, 2006.

NOTE 6 INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 7 LEGAL MATTERS

On October 6, 2004, RS Investments entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RS Investments consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RS Investments, and not the RS Funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by individuals) and associated legal fees relating to these regulatory proceedings.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United
States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint has been filed. The consolidated complaint includes RS Investments, the Trust, and certain current or former Trustees, sub-advisers, employees, and officers of the Trust or RS Investments as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that Fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated sections 34(b), 36(a), 36(b), and 48(a) of the Investment Company Act of 1940 and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, sections 11 and 12(a)(2) of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934.The consolidated action purports to be brought on behalf of a specified class of investors in the Funds and does not quantify any relief requested.


126 | CALL 1-800-766-FUND

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. While initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

NOTE 8 SALES TRANSACTION

A. TRANSACTION WITH GUARDIAN INVESTOR SERVICES LLC On May 17, 2006, Guardian Investor Services LLC, an indirect wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian"), announced that it had agreed to acquire approximately 65% of the ownership interest in RS Investments. RS Investments does not anticipate that Guardian's acquisition of that interest in RS Investments will result in any change in the personnel engaged in the management of any of the Funds or in the investment objective or policies of any of the Funds. RS Investments' continued service as the investment adviser to the RS Funds after the acquisition is subject to the approval by the Funds' Board of Trustees and the shareholders of the Funds. In June 2006,proxy materials were mailed to shareholders of record as of May 24, 2006.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, will be paid by RS Investments and Guardian Investor Services LLC.

B. MEETING OF SHAREHOLDERS A meeting of the shareholders of the Funds was held on August 1, 2006. At the meeting, shareholders of each of RS Growth Fund, The Information Age Fund(R), RS Internet Age Fund(R), RS Investors Fund, and RS Partners Fund approved a new advisory agreement (the "New Agreement") between RS Investment Management Co. LLC ("RSIM LLC") and the Trust, on behalf of each of those Funds, which will take effect upon Guardian Investor Services LLC's acquisition of a majority interest in RSIM LLC. The meeting was adjourned through August 21, 2006, for purposes of election of new trustees of the Trust and consideration of the approval of the New Agreement on behalf of each of RS Diversified Growth Fund, RS Emerging Growth Fund, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, and RS Value Fund.

                                                     WWW.RSINVESTMENTS.COM | 127

SUPPLEMENTAL INFORMATION - UNAUDITED

RENEWAL OF THE FUNDS' INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between the RS Funds and RS Investments (the "Advisory Agreement") is subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust or RS Investments. The Advisory Agreement is terminable with respect to a Fund by RS Investments, the Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days' written notice and will terminate automatically in the event of its assignment.

The Advisory Agreement also provides that RS Investments may, at its own expense, delegate certain of its responsibilities under the Agreement to sub-advisors for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The New Advisory Agreement (as defined on page 131) clarifies that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and
(ii) assuming compliance by RS Investments with its obligation set out in clause
(i) of this sentence in accordance with the standard of care set out in the New Advisory Agreement (which is the same as the standard of care in the current Advisory Agreement) RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser. It is not expected that RS Investments will retain a sub-adviser for any of the existing Funds. It is expected that that the proposed provisions of the New Advisory Agreement will be effective exclusively with respect to any new mutual funds organized in the future as series of the Trust.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

2006 ANNUAL CONTINUATION

The Trustees met in early February 2006 to consider the continuation of the Funds' Advisory Agreement for an interim period in order to permit the Trustees to complete the full review process in late February and early March 2006. At their meeting in early February 2006, the Trustees noted that they had received information regarding the Funds' performance during the quarter ended December 31, 2005, and discussed generally the investment performance of each of the Funds during the past year, developments at RS Investments, the expenses of the Funds, and other related matters. The Trustees who are not "interested persons" of the Funds noted that they had had the opportunity to speak with their independent counsel prior to the meeting, and to review with him the matters to be considered at the meeting. After considering the information described above, the Trustees unanimously voted to approve the continuation of the Advisory Agreement and the advisory fees proposed in connection with that continuation for the proposed interim period. The Trustees noted that, to the extent that the full review process resulted in any changes in those arrangements for the coming year, they would make any such changes effective as of the date of the early February 2006 meeting.

The Trustees met again on February 28, 2006, and March 1, 2006, to consider the continuation of the Funds' Advisory Agreement for the following year. At that meeting, the Trustees considered a number of factors


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

in determining to approve the continuation of the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate discussions on a number of occasions. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreement were reasonable with respect to each Fund.

The Trustees  considered  the fees charged by RS  Investments to the Funds under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. For example, RS Investments believes its investment professionals are among the most talented managers in their respective asset classes. A relatively high level of compensation is required to attract and to retain those investment professionals, especially in light of other employment opportunities (for example, within the hedge fund industry) available to those professionals. RS Investments makes the services of those investment professionals available to the Funds for fees that are generally lower than investors would pay for comparable services provided through a hedge fund vehicle. RS Investments noted that it does not attempt to be a low-cost provider of investment services to the Funds; rather it makes available to the Funds what it believes to be a very highly qualified and successful group of investment managers in the small- and mid-cap equity strategies in exchange for fees that provide attractive compensation to the firm's investment management personnel, through salary and bonus and, in many cases, through increases in the value of indirect ownership interests in RS Investments.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments' fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes (as selected by Lipper). The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. The data showed RS Investments' fees to be within the range of comparable mutual funds, with more than half the Funds at or below the median for their respective peer groups, after giving effect to expense limitations currently in effect and expected to be in effect for the coming year. Most of the Funds with advisory fees above the median were not within the top quintile after giving effect to the most recently agreed and scheduled advisory fee reductions, with only one Fund (RS Global Natural Resources Fund) within the top quintile, but still below the top decile. RS Investments stated that the current expense limitations would be renewed through April 30, 2007. The Trustees considered that the total expense ratios of all but two of the Funds were higher than their peer medians. Representatives of RS Investments reviewed with the Trustees the reasons for the Funds' relatively high expense ratios.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In many cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account's fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts. They explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory

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SUPPLEMENTAL INFORMATION - UNAUDITED (Continued)

services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the Funds as a whole and each of RS Investments' other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2005, and an estimate for the year ending December 31, 2006. The Trustees noted that the profitability range for the Growth Funds as a whole was lower than the profitability of the separate account advisory business, but the separate account business for the Value Fund strategies had gross margins from five to ten percent points lower than the corresponding Funds. RS Investments' subadvisory business has a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer's report concluded that a higher profit margin relating to RS Investments' services to the Funds is justified by the higher risk and responsibilities associated with that business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. RS Investments noted that the increased profit realized by the firm as the Funds grow enables it to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them. RS investments noted that investment professionals at RS Investments would likely expect increases in their compensation over time as the Funds grow, and that implementation of breakpoints under current conditions would have the effect of reducing those increases and potentially making management of the Funds a less attractive opportunity to those professionals than managing other types of investment vehicles.

RS Investments also noted that certain investment styles, such as small-cap and some mid-cap strategies, do not necessarily readily benefit from economies of scale at certain asset levels because of the limited ability to increase the size of a Fund's investments in certain portfolio holdings. Instead, larger Funds in those styles must often generate and monitor a greater number of potential and actual investments, requiring RS Investments to increase investment resources dedicated to those Funds.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer Funds during various periods. The Trustees noted that the Chief Compliance Officer's report had found that none of the Funds were shown in that data to have substantially lagged all peer mutual funds and indexes for all relevant periods, and many of the Funds enjoyed favorable absolute and comparative performance for various periods. The Chief Compliance Officer's report noted that performance of the Funds overall for 2005 was generally favorable, especially for the Value Funds, and that the performance information presented to the Trustees showed that most of the Funds were in the top quartile among their peers for the three- and five-year periods believed to be most relevant.

In the case of RS Diversified Growth Fund, the Trustees noted that the Fund had performed below the Trustees'


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

expectations. They discussed with RS Investments a number of steps being implemented by RS Investments in order to enhance performance of that Fund.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of RS Investments' senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund over the life of the Fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds' (as well as other RS Investments clients') portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS
Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments' clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees concluded that these "soft dollar" relationships' benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following:

      --    the firm's hiring of two new analysts in 2005 and one in 2006;

      -- the fact that the firm's legal and compliance department (including the Chief Compliance Officer and the General Counsel) now numbers 10 individuals;

      -- that one compliance professional is dedicated to the review of the firm's trading activities;

      -- that the Chief Compliance Officer concluded that RS Investments' trading system is "state-of-the-art"; and

      -- that the Chief Compliance Officer had completed his first annual compliance review with favorable results.

After considering all of the information described above, including the Chief Compliance Officer's written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreement, including the advisory fees proposed in connection with that continuation, for the one year period commencing April 1, 2006.

NEW ADVISORY AGREEMENT

The board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust or of RS Investments, met in person on April 30, May1, and May 24, 2006, to consider approval of a new investment advisory agreement (the "New Advisory Agreement") between the Funds and RS Investment Management Co. LLC ("RSIM Co."), the ultimate parent of RS Investment Management, L.P., the Funds' investment adviser ("RSIM L.P."). The existing investment advisory agreement between the Funds and RSIM, L.P. (the "Existing Advisory Agreement"), will terminate automatically as a result of its "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) upon the consummation of the transaction between RSIM Co. and Guardian Investor Services LLC ("GIS"). (For ease of reference, each of RSIM L.P. and RSIM Co. is referred to as "RS Investments" herein unless the context otherwise requires.) In determining to approve the New Advisory Agreement between the RS Funds and RS Investments, the Trustees considered that they had approved the continuation of the Existing Advisory Agreement, the terms of which are substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28

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SUPPLEMENTAL INFORMATION - UNAUDITED (Continued)

and March 1, 2006; a summary of the factors considered by the Trustees at that time is provided above. In all of their deliberations, the disinterested Trustees were advised by independent counsel for the disinterested Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it is not anticipated that there will be any change in the personnel who are engaged in the porfolio management of any Fund as a result of the transaction, and that there will be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governanace of RSIM Co., but noted that it is not expected that the new Board of Directors will have any substantial role in the day-to-day portfolio management of the Funds. The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments will, as a result, likely have a larger and more diverse investment management staff to support the Funds' portfolio management teams. The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently are available from its current owners. In addition, they recognized that it is possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction of the firm, including the extent to which the transaction is supported by portfolio management personnel. The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the current ownership. The Trustees believe that the transaction offers the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took in to consideration the various other arrangements beetween RSIM Co. and GIS in respect of the transaction, including RSIM Co.'s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.'s performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing the Funds' current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Invetments or GIS, to approve the New Advisory Agreement in respect of each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.


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

SUPPLEMENTAL INFORMATION - UNAUDITED

TRUSTEES AND OFFICERS INFORMATION TABLE

                                                                                           Number of Portfolios
                                            Term of Office**                               in Fund complex
Name, Address,*        Position(s) Held     and Length of        Principal Occupation(s)   Overseen by           Other Directorships
and Age                with Trust           Time Served          During Past 5 Years       Trustee               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES & PRINCIPAL OFFICERS:

Terry R. Otton+        President,           President and        CEO and CFO (prior to     N/A                   N/A
52 years old           Principal            Principal Executive  September 2005, co-CEO,
                       Executive Officer,   Officer since        COO, and CFO), RS
                       Treasurer,           September 2005;      Investments; formerly,
                       Principal Financial  Co-President         Managing Director,
                       and Accounting       and Co-Principal     Putnam Lovell NBF Group
                       Officer              Executive            Inc., an investment
                                            Officer,             banking firm.
                                            November 2004-
                                            September 2005;
                                            Treasurer and
                                            Principal
                                            Financial
                                            and Accounting
                                            Officer since May
                                            2004

Michael G. McCaffery+  Trustee              Since May 2002       Managing Director and     11                    Director, KBHome;
53 years old                                                     CEO, Makena Capital                             Director, Thomas
                                                                 Management, an                                  Weisel Partners
                                                                 investment                                      Group, Inc.
                                                                 management firm;                                (a broker-dealer
                                                                 formerly                                        through which the
                                                                 President and CEO,                              Funds effect
                                                                 Stanford Management                             transactions)
                                                                 Company, an investment
                                                                 management firm.

Benjamin L. Douglas+   Vice President,      Vice President and   General Counsel, RS       N/A                   N/A
39 years old           Secretary, and       Secretary since      Investments; formerly,
                       Chief Legal          February 2004;       Vice President and
                       Officer              Chief Legal          Senior Counsel, Charles
                                            Officer since        Schwab Investment
                                            August 2004          Management, Inc., an
                                                                 investment management
                                                                 firm.

John J. Sanders, Jr.+  Senior Vice          Senior Vice          Chief Compliance          N/A                   N/A
61 years old           President, Chief     President since      Officer, RS Investments;
                       Compliance Officer,  November 2004;       formerly, Chief
                       and Anti-Money       Chief Compliance     Compliance Officer
                       Laundering           Officer since        and co-COO, Husic
                       Compliance           August 2004;         Capital Management,
                       Officer              Anti-Money           an investment management
                                            Laundering           firm.
                                            Compliance Officer
                                            since May 2004



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

TRUSTEES AND OFFICERS INFORMATION TABLE (Continued)

                                                                                           Number of Portfolios
                                            Term of Office**                               in Fund complex
Name, Address,*        Position(s) Held     and Length of        Principal Occupations     Overseen by           Other Directorships
and Age                with Trust           Time Served          During Past 5 Years       Trustee               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES:

Leonard B. Auerbach    Trustee;             Since June 1987      Chairman and CEO, L, B,   11                    Director, Luminent
59 years old           Chairman of                               A&C, Inc., a consulting                         Mortgage Capital,
                       the Board; Co-                            firm; formerly, Managing                        Inc.
                       Chairman of the                           Director and CEO, AIG-
                       Board, August                             CentreCapital Group, Inc.,
                       2004-February 2006                        a financial services
                                                                 firm.

Judson Bergman++       Trustee              Since May 2006       Founder and CEO,          11                    N/A
49 years old                                                     Envestnet Asset
                                                                 Management, a provider
                                                                 of back-office solutions
                                                                 for financial advisors
                                                                 and the wealth
                                                                 management industry.

Jerome S. Contro       Trustee;             Since June 2001      Partner, Tango Group,     11                    Director, Janus
49 years old           Co-Chairman                               a private investment                            Capital Group
                       of the Board,                             firm.
                       August 2004-
                       February 2006

John W. Glynn, Jr.     Trustee              Since July 1997      President, Glynn Capital  11                    N/A
66 years old                                                     Management, an
                                                                 investment management
                                                                 firm.

* Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

** Under the Trust's Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust's Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+ Interested persons as defined by the 1940 Act. Mr. McCaffery is an interested person because he is an affiliated person of a broker-dealer through which the Funds effect transactions.

++    Mr.  Bergman  was  elected to the Board of  Trustees  on May 9, 2006.

      The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-766-FUND [3863], or on our Web site at http://www.RSinvestments.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments' website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                     WWW.RSINVESTMENTS.COM | 135

ADMINISTRATION

      OFFICERS AND TRUSTEES

         TERRY R. OTTON, PRESIDENT, PRINCIPAL EXECUTIVE
         OFFICER, TREASURER, AND PRINCIPAL FINANCIAL AND
         ACCOUNTING OFFICER

         LEONARD B. AUERBACH, TRUSTEE AND CHAIRMAN
         Chairman and CEO,
         L, B, A&C, Inc.

         JUDSON BERGMAN, TRUSTEE
         Founder and CEO, Envestnet Asset Management

         JEROME S. CONTRO, TRUSTEE
         Partner, Tango Group

         JOHN W. GLYNN JR., TRUSTEE
         President, Glynn Capital
         Management

         MICHAEL G. MCCAFFERY, TRUSTEE
         Managing Director and CEO,
         Makena Capital Management

         BENJAMIN L. DOUGLAS, SECRETARY,
         CHIEF LEGAL OFFICER, AND VICE PRESIDENT

         JOHN J. SANDERS, JR., CHIEF COMPLIANCE OFFICER AND
         SENIOR VICE PRESIDENT

      INVESTMENT ADVISER
         RS INVESTMENT MANAGEMENT, L.P.
         388 Market Street
         San Francisco, CA 94111

      DISTRIBUTOR
         PFPC DISTRIBUTORS, INC.
         760 Moore Road
         King of Prussia, PA 19406

      TRANSFER AGENT AND DISBURSING AGENT
         BOSTON FINANCIAL DATA SERVICES
         Kansas City, MO
         1-800-624-8025

      CUSTODIAN
         PFPC TRUST COMPANY
         Philadelphia, PA

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         PRICEWATERHOUSECOOPERS LLP
         San Francisco, CA

      LEGAL COUNSEL
         ROPES & GRAY LLP
         Boston, MA


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

RS INVESTMENTS' SENIOR MANAGEMENT BIOGRAPHIES

[PHOTOS OMITTED]

FROM LEFT TO RIGHT:
G. RANDALL HECHT
TERRY R. OTTON
BENJAMIN L. DOUGLAS
JOHN J. SANDERS, JR.

G. RANDALL HECHT is chairman of RS Investments. He joined Robertson, Stephens & Company (RS&Co.) in June 1984 as the firm's chief financial officer and became a managing director in 1985. From 1993 to 1997, Mr. Hecht was executive vice president and chief operating officer of RS&Co. He co-founded Robertson Stephens Investment Management in 1986 and was the group head until he led an employee buyout from Bank of America in 1999. From 1997 to 1999, he was the head of investment management for Bank of America. Mr. Hecht received a B.S. in finance from the University of California at Berkeley and is a Certified Public Accountant.

TERRY R. OTTON is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS's mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

BENJAMIN L. DOUGLAS joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

JOHN J. SANDERS, JR. joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund's Board of Trustees.

                                                     WWW.RSINVESTMENTS.COM | 137

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138 | CALL 1-800-766-FUND

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                                                     WWW.RSINVESTMENTS.COM | 139

INVESTING WITH RS

There are several ways to invest with RS Funds. Please read the prospectus carefully before investing or sending money. Then, review the chart below for the investing option that you prefer:

METHOD                               TO OPEN AN ACCOUNT                        TO ADD TO AN ACCOUNT
------                               ------------------                        --------------------
                                     MINIMUM INVESTMENT AMOUNT:                MINIMUM INVESTMENT AMOUNT:
                                     $5,000 (regular account)                  $1,000 (regular account)
                                     $1,000 (IRAs and gift/transfer-to-        $250 (IRAs and gift/transfer-to-minor
                                       minor accounts)                           accounts)
                                                                               $100 (automatic investment plans)
----------------------------------------------------------------------------------------------------------------------
                                     New and current investors may invest up   Current  investors  may  add  to  their
WEB [LOGO]                           to $50,000 online.  Click the ESTABLISH   investment   by   logging   into  their
WWW.RSINVESTMENTS.COM                NEW  ACCOUNT  button on the MY  ACCOUNT   account  and  clicking  the BUY  SHARES
                                     page.                                     button.
----------------------------------------------------------------------------------------------------------------------
                                     You may not use telephone  transactions   Once  you  have   established   banking
PHONE [LOGO]                         for  initial   purchases  of  a  Fund's   information  on your  account,  you can
1-800-766-FUND [3863]                shares.                                   call  this  number  and  SPEAK  WITH  A
                                                                               SHAREHOLDER   SERVICES   REPRESENTATIVE
                                                                               live OR go through OUR AUTOMATED  PHONE
                                                                               SYSTEM  and  proceed  with   purchasing
                                                                               shares  in  the   amount  you  wish  to
                                                                               invest.
----------------------------------------------------------------------------------------------------------------------
                                     Send a COMPLETED  APPLICATION and CHECK   Mail your check with an INVESTMENT STUB
MAIL [LOGO]                          MADE PAYABLE TO RS INVESTMENT TRUST.      FORM detached from your confirmation or
REGULAR:                                                                       quarterly statement.
BOSTON FINANCIAL DATA SERVICES
P.O. BOX 219717
KANSAS CITY, MO 64121-9717

OVERNIGHT:
BOSTON FINANCIAL DATA SERVICES
330 WEST NINTH STREET, FIRST FLOOR
KANSAS CITY, MO 64105-1514
----------------------------------------------------------------------------------------------------------------------
                                     FIRST (new shareholders only),  provide   SECOND,  instruct your bank to wire the
WIRE [LOGO]                          Boston  Financial  Data  Services  with   specified   amount,   along  with  your
1-800-766-FUND [3863]                details of your wire (name, mailing and   account  name  and  number  to the bank
                                     street address, Social Security Number,   specified on page 41 of the Prospectus.
SEE PAGE 41 OF THE PROSPECTUS FOR    birthdate,  amount  being  wired,  name
DETAILED INSTRUCTIONS                of your wiring bank, and  the  name and
                                     telephone  number  of a  contact person
                                     at  the  wiring bank)  by completing an
                                     account  application  and  sending  via
                                     regular  mail. No purchase of shares by
                                     wire will be effected until the  Funds'
                                     Transfer   Agent   has  received   your
                                     completed   and   signed   application.
----------------------------------------------------------------------------------------------------------------------

Please see pages 40-42 of the Prospectus for more detailed information.


140 | CALL 1-800-766-FUND

RS FUND INVESTMENT STYLES

SMALL-CAP GROWTH
----------------
RS DIVERSIFIED GROWTH FUND
Focusing on small-cap growth companies. Managed by John Seabern. RSDGX

RS EMERGING GROWTH FUND
Seeking to invest in America's most dynamic, growth-oriented companies. Managed by Jim Callinan. RSEGX

RS SMALLER COMPANY GROWTH FUND
Focusing on smaller market-cap companies. Managed by Bill Wolfenden. RSSGX

SMALL-CAP VALUE
---------------
RS PARTNERS FUND+
A small-cap fund using a cash flow value methodology. Managed by Andy Pilara, David Kelley, and Joe Wolf. RSPFX

MID-CAP GROWTH
--------------
RS MIDCAP OPPORTUNITIES FUND
Seeking growth in mid-cap companies while attempting to moderate risk. Managed by John Wallace. RSMOX

MID-CAP VALUE
-------------
RS VALUE FUND
A mid-cap fund using a cash flow value methodology. Managed by Andy Pilara, David Kelley, and Joe Wolf. RSVAX

MULTI-CAP GROWTH
----------------
RS GROWTH FUND
Seeking capital appreciation for the long-term investor. Managed by John Wallace. RSGRX

MULTI-CAP VALUE
---------------
RS INVESTORS FUND
A concentrated all-cap fund focusing on undervalued companies worldwide. Managed by Andy Pilara, David Kelley, and Joe Wolf. RSINX

SECTOR
------
THE INFORMATION AGE FUND(R)
Targeting investments in the information technology sector. Managed by Steve Bishop and Allison Thacker. RSIFX

RS INTERNET AGE FUND(R)
Investing in companies likely to benefit from the development of the Internet. Managed by Steve Bishop and Allison Thacker. RIAFX

RS GLOBAL NATURAL RESOURCES FUND
Focusing primarily on companies in natural resources industries worldwide. Managed by Andy Pilara and MacKenzie Davis. RSNRX

FUND LISTINGS Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading RS Funds.

THIS REPORT MAY BE USED ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS.YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE RS FUNDS BEFORE MAKING AN INVESTMENT DECISION. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION -- PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.SR621

+ RS PARTNERS FUND is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See "Other Information About Purchasing Shares" on page 42 of the Prospectus.

     (THE INFORMATION ON THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT)

                             [GRAPHIC OMITTED]

388 MARKET STREET SAN FRANCISCO CA 94111 | WWW.RSINVESTMENTS.COM | CALL 1-800-766-FUND


RS | INVESTMENTS


ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of this item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer has concluded, as of a date within 90 days of the filing date of this report, based on his evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))), required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)), that the design and operation of such procedures are effective to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               RS Investment Trust
            -----------------------------------------------------------

By (Signature and Title)*  /s/ Terry R. Otton
                         ----------------------------------------------
                           Terry R. Otton, President
                           (principal executive officer)

Date              August 30, 2006
    -------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Terry R. Otton
                         ----------------------------------------------
                           Terry R. Otton, President
                           (principal executive officer)

Date              August 30, 2006
    -------------------------------------------------------------------


By (Signature and Title)*  /s/ Terry R. Otton
                         ----------------------------------------------
                           Terry R. Otton, Treasurer
                           (principal financial officer)

Date              August 30, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.